Filed Pursuant to Rule 497(h)
Securities Act File No. 333-86286

3,000,000 Shares MCG Capital Corporation Common Stock

This is a public offering of shares of common stock of MCG Capital Corporation. All of the shares of common stock are being sold by us.

We are a solutions-focused financial services company providing financing and advisory services to companies throughout the United States in the communications, information services, media and technology industry sectors. Our investment objective is to achieve current income and capital gains. We are an internally managed business development company under the Investment Company Act of 1940, as amended.

Our common stock is traded on the Nasdaq National Market under the symbol “MCGC”. On June 11, 2002, the last reported sales price on the Nasdaq National Market was $18.00 per share.

See “Risk Factors” on page 9 to read about factors you should consider before buying shares of our common stock, including the risk of leverage.

	Per Share	Total
Public offering price	$18.000	$54,000,000
Underwriting discounts and commissions	$ 0.945	$ 2,835,000
Proceeds, before expenses, to us(1)	$17.055	$51,165,000

(1)	Before deduction of our costs related to this offering, estimated at $750,000.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

We have granted the underwriters an option for a period of 30 days to purchase up to 450,000 additional shares of our common stock at the public offering price to cover over-allotments, if any.

Please read this prospectus before investing and keep it for future reference. It contains important information about us that a prospective investor ought to know before investing in our common stock. We have filed additional information about us with the Securities and Exchange Commission (http://www.sec.gov), which is available free of charge by contacting MCG Capital Corporation at 1100 Wilson Boulevard, Suite 800, Arlington, VA 22209 or by telephone at 1-866-247-6242.

We expect the shares of our common stock will be ready for delivery on or about June 17, 2002.

FRIEDMAN BILLINGS RAMSEY	U.S. BANCORP PIPER JAFFRAY

The date of this Prospectus is June 12, 2002

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus. You must not rely on any unauthorized information or representations. This prospectus is an offer to sell only the shares offered hereby, but only under circumstances and in jurisdictions where it is lawful to do so. The information contained in this prospectus is current only as of its date.

PROSPECTUS SUMMARY

The following summary is qualified in its entirety by reference to the more detailed information and consolidated financial statements appearing elsewhere in this prospectus. In this prospectus, the “Company”, “MCG”, “we”, “us” and “our” refer to MCG Capital Corporation and our wholly owned subsidiaries and our affiliated securitization trusts unless the context otherwise requires.

Business (Page 38)

We are a solutions-focused financial services company providing financing and advisory services to companies throughout the United States in the communications, information services, media and technology industry sectors. Since 1990, we and our predecessor have originated an aggregate of over $2 billion in investments in over 200 transactions, primarily in the form of senior secured commercial loans and, to a small extent, in the form of subordinated debt and equity-based investments. We intend to increase gradually our level of subordinated debt and equity-based investments. However, a substantial majority of our portfolio will continue to consist of investments in senior secured commercial loans.

Our investment objective is to achieve current income and capital gains. To meet this objective, we employ an “expert-activist” investment philosophy to identify attractive investment opportunities and develop strong customer relationships. As an expert, we are highly knowledgeable about our target markets and customers. As an activist, we work with our customers’ management teams and owners to create and execute effective capital deployment strategies. In addition, we use a “flexible funding” approach that permits adjustments to transaction terms, including pricing terms, to accommodate the shifting corporate development needs of our customers. The ongoing consulting services we also offer support our customers’ growth and risk management strategies.

We have built our portfolio through effective origination, disciplined underwriting and investment approval processes and focused portfolio management. We typically lend to and invest in companies with $5 million to $100 million in annual revenues that operate in our target industry sectors. As of March 31, 2002, our geographically diverse customer base consisted of approximately 77 companies with headquarters in 27 states and Washington, D.C. Our investment decisions are based on extensive analysis of potential customers’ business operations and asset valuations supported by an in-depth understanding of the quality of their recurring revenues and cash flow, variability of costs and the inherent value of their proprietary intangible assets and intellectual property. We have developed specialized risk management metrics, pricing tools, due diligence methodologies and data management processes that are designed to help us maximize our return on investment.

We have a loyal customer base. Of the loans we originated during 2001, 31, or approximately 39% based on dollar amounts, involved existing customers. As of December 31, 2001, approximately 52% of the companies that have been our customers for one year or more had completed two or more transactions with us and approximately 27% had completed three or more transactions with us.

As of March 31, 2002, we had outstanding commercial loans of $643.8 million, an increase of $89.3 million or 16.1% from $554.5 million at March 31, 2001 and equity investments of $19.4 million at March 31, 2002 compared to $11.7 million at March 31, 2001, an increase of $7.7 million or 65.8%. We acquire our equity investments primarily in connection with our loans, through a direct purchase or through foreclosure of a borrower’s assets or equity. For the twelve-month period ended March 31, 2002, we originated approximately $152.3 million of loans.

We were formed by our management and affiliates of Goldman, Sachs & Co. to purchase a loan portfolio and certain other assets from First Union National Bank in a management buyout that was completed on June 24, 1998. Prior to this purchase, we conducted our business as a division of Signet Bank. This separate division was known as the media communications group. Signet Banking Corporation, the parent of Signet Bank, was acquired by First Union Corporation (now Wachovia Corporation) on November 28, 1997.

We are an internally managed, non-diversified, closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. As a business development company, we are required to meet regulatory tests, the most significant of which relate to our investments and borrowings. A business development company is required to invest at least 70% of its total assets in private or thinly traded public U.S.-based companies. A business development company also must meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. See “Regulation as a Business Development Company”. In addition, MCG Capital Corporation will elect to be treated for federal income tax purposes as a regulated investment company under the Internal Revenue Code with the filing of our federal corporate income tax return for 2002, which election will be effective as of January 1, 2002. See “Certain U.S. Federal Income Tax Considerations”.

We are a Delaware corporation. On March 18, 1998, we changed our name from MCG, Inc. to MCG Credit Corporation and on June 14, 2001, we changed our name from MCG Credit Corporation to MCG Capital Corporation. Our executive offices are located at 1100 Wilson Boulevard, Suite 800, Arlington, Virginia 22209 and our telephone number is (703) 247-7500. In addition, we have offices in Richmond, Virginia and Boston, Massachusetts. Our Internet site address is www.mcgcapital.com. Information contained on our web site is not incorporated by reference into this prospectus and you should not consider information contained on our web site to be part of this prospectus.

The Offering

Common Stock offered in the public offering	3,000,000 shares
Common Stock to be outstanding after the public offering	31,286,422 shares
Nasdaq National Market Symbol	MCGC

Unless we specifically state otherwise, the information in this prospectus does not take into account the sale of up to 450,000 shares of common stock that may be issued pursuant to the underwriters’ option to purchase additional shares of common stock from us at the public offering price less the underwriting discount.

Use of Proceeds (Page 16)

We estimate that we will receive net proceeds from this offering of approximately $50.4 million, at a public offering price of $18.00 per share. We expect to use the net proceeds from this offering, together with the availability under our existing credit facilities, to originate loans to and investments in small- and medium-sized private companies and for working capital and general corporate purposes.

Distributions (Page 17)

We intend to make quarterly distributions to holders of our common stock. The amount of our quarterly distributions will be determined by our board of directors. We intend to distribute to our stockholders all of our income, except for certain net capital gains. We intend to make deemed distributions to our stockholders of any retained net capital gains.

Dividend Reinvestment Plan (Page 77)

We have adopted an “opt in” dividend reinvestment plan. If your shares of common stock are registered in your own name, you can have all distributions automatically reinvested under our dividend reinvestment plan in additional whole and fractional shares of common stock if you enroll in our dividend reinvestment plan by delivering an authorization form to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you may not be able to participate in our dividend reinvestment plan and should contact the broker or nominee for details.

Principal Risk Factors (Page 9)

Investing in our common stock involves a high degree of risk. You should consider carefully the information found in “Risk Factors”. We have a limited operating history as a business development company and as a regulated investment company. If we fail to qualify as a regulated investment company, we could become subject to federal income tax on all of our income, which would have a material adverse effect on our financial performance. We lend to and invest in small- and medium-sized private companies. These activities may involve a high degree of business and financial risk. We also may borrow funds to make these loans and investments to the extent permitted under the 1940 Act. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts we invest and, therefore, increase the risks to you of investing in our common stock. Moreover, we are subject to risks associated with fluctuating interest rates, access to additional capital, fluctuating quarterly results and variation in our portfolio value.

Certain Anti-Takeover Measures (Page 87)

MCG Capital’s certificate of incorporation and bylaws, as well as certain statutory and regulatory requirements, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. This could delay or prevent a transaction that could give our stockholders the opportunity to realize a premium over the market price for their stock.

Where You Can Find Additional Information

We have filed with the Securities and Exchange Commission a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act of 1933, as amended, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. You can inspect these reports, proxy statements, and other information, as well as the registration statement and the related exhibits and schedules, without charge, at the public reference facilities of the Securities and Exchange Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference room. The Securities and Exchange Commission maintains a web site that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the Securities and Exchange Commission. The address of the Securities and Exchange Commission’s web site is www.sec.gov. Information contained on the Securities and Exchange Commission’s web site about us is not incorporated into this prospectus and you should not consider information contained on the Securities and Exchange Commission’s web site to be part of this prospectus.

FEES AND EXPENSES

Stockholder Transaction Expenses
Sales Load (as a percentage of offering price)(1)	5.25%
Dividend Reinvestment Plan Fees(2)	None
Annualized Expenses (as a percentage of consolidated net assets attributable to common stock)(3)
Operating Expenses(4)	5.31%
Interest Expense(5)	2.88%
Total Annual Expenses(6)	8.19%

(1)
The underwriting discount for the common stock sold by us in the offering is a one-time fee paid by us to the underwriters in connection with the offering and is the only sales load paid in connection with the offering.

(2)	The expenses associated with the dividend reinvestment plan are included in “Operating Expenses” as described in (4) below.
(3)	“Consolidated net assets attributable to common stock” equals net assets (i.e., total assets less total liabilities), which at March 31, 2002 was $346.5 million.
(4)
“Operating Expenses” are based on annualized operating expenses for the three months ended March 31, 2002 excluding interest on indebtedness. The participants in our dividend reinvestment plan will pay a pro rata share of brokerage commissions incurred with respect to open market purchases, if any, made by the administrator under the plan. For more details about the plan, see “Dividend Reinvestment Plan”.

(5)
“Interest Expense” is based on annualized interest expense for the three months ended March 31, 2002. For the three months ended  March 31, 2002, the weighted average interest rate on our borrowings was 3.48%, including amortization of debt issuance costs. For additional information on our borrowing costs, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources”. Prior to our election to be regulated as a business development company, we maintained a higher level of borrowings than we are permitted to have as a business development company.

(6)
“Total Annual Expenses” is the sum of the Operating Expenses and Interest Expense. This figure is higher than the same amount would be for a company that is not leveraged. We borrow money to leverage our stockholders’ equity and increase our total assets. The Securities and Exchange Commission requires us to calculate the Total Annual Expenses percentage as a percentage of consolidated net assets, rather than the consolidated total assets, including assets that have been funded with borrowed monies. If the Total Annual Expenses percentage were calculated instead as a percentage of consolidated total assets, it would be 4.04% based on annualized March 31, 2002 operating and interest expenses and March 31, 2002 consolidated total assets.

This table is intended to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly.

Example

The following example is required by the Securities and Exchange Commission and demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in MCG Capital. These amounts are based upon payment by an investor of a 5.25% sales load (the underwriting discount to be paid by MCG Capital with respect to the common stock sold by MCG Capital in this public offering) and payment by MCG Capital of operating expenses at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$129	$274	$411	$715

Moreover, while the example assumes (as required by the Securities and Exchange Commission) a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the dividend reinvestment plan may receive shares of common stock that we issue at or above net asset value or that the plan administrator purchases at the market price in effect at the time, which may be at, above or below net asset value.

This example should not be considered a representation of the future expenses of MCG Capital, and actual expenses may be greater or less than those shown.

SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA

The selected consolidated financial and other data below should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the Consolidated Financial Statements and notes thereto. As discussed in Note A to the Consolidated Financial Statements we completed an initial public offering and a concurrent private offering of our common stock on December 4, 2001. The results of operations for 2001 are divided into two periods, the “Post-IPO as a Business Development Company” period and “Pre-IPO prior to becoming a Business Development Company” period. Different accounting principles are used in the preparation of financial statements of a business development company under the Investment Company Act of 1940 and, as a result, the financial results for periods ending before December 1, 2001 are not comparable to the period commencing on December 1, 2001 and are not expected to be representative of our financial results in the future. On January 1, 2001, we adopted the provisions of Financial Accounting Standards Board Statements (“SFAS”) No. 133 and 138, “Accounting for Derivative Instruments and Hedging Activities”. As a result of the changes, the financial results for periods ending before January 1, 2001 are not comparable to the period commencing on January 1, 2001 and are not expected to be representative of the financial results of the Company in the future. The selected financial data for each of the periods noted below, except for the three months ended March 31, 2002 and 2001, have been derived from our consolidated financial statements, which have been examined and reported upon by Ernst & Young LLP, independent auditors. See “Experts”. The selected financial data for the periods prior to June 25, 1998 under the heading “Predecessor as a division of Signet Bank” reflects our operations as a division of First Union National Bank and Signet Bank. The data presented for the three-month periods ended March 31, 2002 and 2001 are derived from unaudited financial data and include, in the opinion of management, all adjustments (consisting only of normal recurring accruals) necessary to present fairly the data for such period. The results for the three-month period ended March 31, 2002 are not necessarily indicative of results to be expected for the full year. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on page 18  and “Senior Securities” on page 36.

	Post-IPO as a Business Development Company	Pre-IPO prior to becoming a Business Development Company	Post-IPO as a Business Development Company	Pre-IPO prior to becoming a Business Development Company
(Dollars in thousands except per share data)	Three Months Ended March 31, 2002	Three Months Ended March 31, 2001	One Month Ended December 31, 2001	Eleven Months Ended November 30, 2001
Income Statement Data:
Operating income	$17,054	$17,912	$6,012	$65,789
Net operating income (loss)(a)	9,955	7,075	(1,608)	28,471
Income (loss) before cumulative effect of accounting changes	3,721	3,553	(2,270)	8,779
Net increase (decrease) in stockholders’ equity resulting from earnings (loss)	3,721	5,330	(6,742)	10,556

Per Common Share Data:
Net operating income (loss) per common share—basic and diluted(a)	$0.37	$0.56	$(0.06)	$2.23
Income (loss) before cumulative effect of accounting changes per common share—basic and diluted	0.14	0.28	(0.08)	0.69
Earnings (loss) per common share—basic and diluted	0.14	0.42	(0.25)	0.83
Net asset value per common share	12.25	13.01	12.46	13.31
Dividends declared per common share	0.41	—	0.86 (b)	—

Selected Period-End Balances:
Total investment portfolio	$650,414	$544,604	$605,069	(c	)
Total assets	702,999	576,926	673,066	(c	)
Borrowings	338,880	402,465	287,808	(c	)

Other data:
Number of portfolio companies	77	70	74	(c	)
Number of employees	57	48	57	57

(a)	Represents net operating income (loss) before provision for loan losses for periods ending prior to December 1, 2001.
(b)
This dividend consists of a dividend of $0.25 per share for the fourth quarter of 2001 and an additional dividend of $0.61 per share representing the distribution of substantially all of our earnings and profits from inception through December 31, 2001.

(c)	These intra-period amounts are not reported in the related audited consolidated financial statements and are therefore not included.

	Pre-IPO prior to becoming a Business Development Company			Predecessor as a division of Signet Bank
(Dollars in thousands except per share data)	Year Ended December 31, 2000	Year Ended December 31, 1999	June 25, 1998 through December 31, 1998	January 1, 1998 through June 24, 1998		Year Ended December 31, 1997

Income Statement Data:
Operating income	$63,750	$28,429	$10,256	$9,975		$22,276
Net operating income (loss)(a)	27,063	7,730	1,570	2,727		5,067
Income (loss) before cumulative effect of accounting changes	14,071	5,783	800	1,966		2,744
Net increase (decrease) in stockholders’ equity resulting from earnings (loss)	14,071	5,783	800	1,974		3,077

Per Common Share Data:
Net operating income (loss) per common share basic and diluted(a)	2.59	1.17	0.25	(b	)	(b	)
Income (loss) before cumulative effect of accounting changes per common share—basic and diluted	$1.35	$0.87	$0.13	(b	)	(b	)
Earnings (loss) per common share—basic and diluted	1.35	0.87	0.13	(b	)	(b	)
Net asset value per common share	12.54	10.01	9.10	(b	)	(b	)
Dividends declared per common share	—	—	—	(b	)	(b	)

Selected Period-End Balances:
Total investment portfolio	$490,892	$301,963	$180,865	(c	)	$232,868
Total assets	526,493	326,314	199,432	(c	)	237,267
Borrowings	356,833	248,217	138,785	(c	)	183,537

Other data:
Number of portfolio companies	70	52	37	(c	)	43
Number of employees	46	33	27	(b	)	(b	)

(a)	Represents net operating income (loss) before provision for loan losses for periods ending prior to December 1, 2001.
(b)	This information is not included because it is not meaningful for comparative purposes.
(c)	These intra-period amounts are not reported in the related audited consolidated financial statements and are therefore not included.

SELECTED OPERATING DATA

The following table shows our consolidated results of operations for the three-month period ended March 31, 2002, one-month period ended December 31, 2001, the eleven-month period ended November 30, 2001, and the years ended December 31, 2001, 2000 and 1999. For 2001, the one-month period from December 1, 2001 to December 31, 2001 reflects our financial results as a business development company, and the eleven-month period from January 1, 2001 to November 30, 2001, reflects our financial results prior to operating as a business development company. Certain accounting adjustments were made to our financial results for the one-month period from December 1, 2001 to December 31, 2001 due to our conversion to a business development company. See Note A to the Consolidated Financial Statements. To help you better understand our 2001 results of operations compared to prior years, we have combined certain items in the table below, under the heading “Year Ended December 31, 2001” that were not affected by the change in accounting principles resulting from our conversion to a business development company.

	Three Months Ended March 31, 2002	Three Months Ended March 31, 2001	One Month Ended December 31, 2001	Eleven Months Ended November 30, 2001	Year Ended December 31,
(Dollars in thousands)					2001	2000	1999
Operating income
Interest and fees on commercial loans	$15,589	$17,596	$5,949	$64,032	$69,981	$62,621	$28,256
Advisory fees and other income	1,465	316	63	1,757	1,820	1,129	173

Total operating income	17,054	17,912	6,012	65,789	71,801	63,750	28,429
Operating expenses
Interest expense	2,496	7,530	1,198	24,661	25,859	26,648	14,317
Employee compensation:
Salaries and benefits	2,021	2,290	884	8,038	8,922	7,626	4,034
Long-term incentive compensation	1,526	—	4,944	—	4,944	—	—

Total employee compensation	3,547	2,290	5,828	8,038	13,866	7,626	4,034
General and administrative expense	1,056	1,017	594	4,619	5,213	2,413	2,348

Total operating expenses	7,099	10,837	7,620	37,318	44,938	36,687	20,699

Net operating income (loss) (a)	9,955	7,075	(1,608)	28,471	26,863	27,063	7,730
Long-term incentive compensation (b)	1,526	—	4,944	—	4,944	—	—

Distributable net operating income (c)	$11,481	$7,075	$3,336	$28,471	$31,807	$27,063	$7,730

(a)	Represents net operating income (loss) before provision for loan losses for periods ending prior to December 1, 2001.
(b)	Includes expenses related to termination of the stock option plan and issuance of related restricted stock awards. See Note J to the Consolidated Financial Statements.
(c)
Distributable net operating income for periods ending prior to December 1, 2001 is presented to facilitate the understanding of the amount of net earnings we may have potentially distributed if we had operated as a business development company and regulated investment company (without the effect of de-leveraging prior to December 1, 2001). The amounts of the distributable net operating income identified in this table are not intended to represent amounts we will distribute in future periods. Distributable net operating income may not be comparable to similarly titled measures reported by other companies. Distributable net operating income does not represent net increase (decrease) in stockholders’ equity resulting from earnings or cash generated from operating activities in accordance with GAAP and should not be considered an alternative to such items as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions. For additional information on distributions, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Dividends.”

SELECTED QUARTERLY FINANCIAL DATA

The following tables set forth certain quarterly financial information for each of the nine quarters ended with the quarter ended March 31, 2002. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	2002	2001			Two Months Ended November 30, 2001	One Month Ended December 31, 2001
(in thousands, except per share amounts)	Qtr 1	Qtr 1	Qtr 2	Qtr 3
Operating income	$17,054	$17,912	$17,689	$18,725	$11,463	$6,012
Net operating income (loss) (a)	9,955	7,075	7,070	8,179	6,147	(1,608)
Income (loss) from continuing operations	3,721	3,553	2,815	(1,074)	3,485	(2,270)
Net increase (decrease) in stockholders’ equity resulting from earnings (loss)	3,721	5,330	2,815	(1,074)	3,485	(6,742)
Income (loss) from continuing operations per common share—basic	$0.14	$0.28	$0.22	$(0.08)	$0.27	$(0.08)
Income (loss) from continuing operations per common share—diluted	$0.14	$0.28	$0.22	$(0.08)	$0.26	$(0.08)
Earnings (loss) per common share—basic	$0.14	$0.42	$0.22	$(0.08)	$0.27	$(0.25)
Earnings (loss) per common share—diluted	$0.14	$0.42	$0.22	$(0.08)	$0.26	$(0.25)

	2000
	Qtr 1	Qtr 2	Qtr 3	Qtr 4
Operating income	$10,750	$13,265	$15,315	$24,420
Net operating income (a)	3,071	4,468	6,068	13,456
Income (loss) from continuing operations	2,755	2,423	3,243	5,650
Net income	2,755	2,423	3,243	5,650
Income (loss) from continuing operations per common share —basic and diluted	$0.37	$0.27	$0.26	$0.45
Earnings (loss) per common share—basic and diluted	$0.37	$0.27	$0.26	$0.45

(a)	Represents net operating income (loss) before provision for loan losses for periods ending prior to December 1, 2001.

RISK FACTORS

Investing in our common stock involves a high degree of risk. You should consider carefully the risks described below and all other information contained in this prospectus, including our financial statements and the related notes and the schedules and exhibits to the registration statement, before you purchase any shares of our common stock.

Risks Related to Our Business and Financial Results

We have a limited operating history as a business development company and as a regulated investment company, which may impair your ability to assess our prospects.

Prior to our initial public offering in December 2001, we had not operated as a business development company under the Investment Company Act of 1940 or as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, we have limited operating results under these regulatory frameworks that can demonstrate to you either their effect on our business or our ability to manage our business under these frameworks. In addition, prior to our initial public offering, our management had no prior experience managing a business development company or regulated investment company. We cannot assure you that we will be able to operate successfully as a business development company and a regulated investment company.

Because there is generally no established market for which to value our investments, our board of directors’ determination of their values may differ materially from the values that a ready market or third party would attribute to these investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily ascertainable market value, at fair value as determined by our board. We are not permitted to maintain a general reserve for anticipated loan losses. Instead, we are required by the 1940 Act to specifically value each individual investment and to record any unrealized depreciation for any asset that we believe has decreased in value. Because there is typically no public market for the loans and equity securities of the companies in which we invest, our board will determine the fair value of these loans and equity securities pursuant to our valuation policy. These determinations of fair value necessarily will be somewhat subjective. Accordingly, these values may differ materially from the values that would be determined by a third party or placed on the portfolio if there existed a market for our loans and equity securities.

We make loans to and invest in privately owned small- and medium-sized companies, which may default on their loans, thereby reducing or eliminating the return on our investments.

Our portfolio primarily consists of loans to and securities issued by small- and medium-sized privately owned businesses. Compared to larger publicly owned firms, these companies may be more vulnerable to economic downturns, may have more limited access to capital and higher funding costs, may have a weaker financial position, and may need more capital to expand or compete. These businesses also may experience substantial variations in operating results. They may face intense competition, including from companies with greater financial, technical and marketing resources. Typically, they also depend for their success on the management talents and efforts of an individual or a small group of persons. The death, disability or resignation of any of their key employees could harm their financial condition. Furthermore, some of these companies do business in regulated industries and could be affected by changes in government regulation. Accordingly, these factors could impair their cash flow or result in other events, such as bankruptcy, which could limit their ability to repay their obligations to us, and may adversely affect the return on, or the recovery of, our investment in these businesses. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in any collateral for the loan.

Some of these companies may be unable to obtain financing from public capital markets or from traditional credit sources, such as commercial banks. Accordingly, advances made to these types of customers may entail a higher risk of loss than advances made to customers who are able to utilize traditional credit sources. These conditions may also make it difficult for us to obtain repayment of our loans.

Furthermore, there is generally no publicly available information about such companies and we must rely on the diligence of our employees to obtain information in connection with our investment decisions. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision and we may lose money on our investments.

If the industry sectors in which our portfolio is concentrated experience adverse economic or business conditions, our operating results may be negatively impacted.

Our customers are primarily in the communications, information services, media and technology industry sectors. These customers can experience adverse business conditions or risks related to their industries. See “Business—Market Opportunity” for a discussion of the types of businesses in each sector that we target.

•
Many media companies rely on advertising, which tends to be cyclical and influenced by macro-economic factors, as their primary revenue stream. In addition, many media companies are subject to risks associated with the increasing cost of raw material commodities such as paper, printing and postage, and broadcasters are subject to the risks associated with a regulated environment.

•
Communications companies often have high customer acquisition costs and require significant liquidity. As a result, these companies require significant infusions of capital and would be adversely affected by a disruption in their ability to raise capital. In addition, many are subject to the risks associated with a changing regulatory environment.

•
Information services businesses are subject to risks associated with their dependence on intellectual property assets. If their ability to access critical intellectual property rights is impaired, their businesses could be suddenly and adversely affected. Other risks for information services businesses include the possibility of innovations that render certain services obsolete.

•
Providers of technology may experience significant costs in keeping their products and services technologically up-to-date. Some also have high fixed costs and capital expenditure requirements that require significant access to capital.

Accordingly, if our customers suffer due to these adverse business conditions or risks or due to economic slowdowns or downturns in these industry sectors, we will be more vulnerable to losses in our portfolio and our operating results may be negatively impacted. Furthermore, if demand for financing by existing and new customers in these industries declines, we may not be able to increase our lending and investment volume and our operating results will be adversely affected.

Economic recessions or downturns could impair our customers’ ability to repay our loans, harm our operating results and reduce our volume of new loans.

Many of our customers may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets.

Our customers are primarily concentrated in the communications, information services, media and technology industry sectors. Accordingly, an economic downturn could disproportionately impact these industry sectors causing us to be more vulnerable to losses in our portfolio and experience diminished demand for capital in these industry sectors and, consequently, our operating results may be negatively impacted.

Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our loan originations and investments and harm our operating results.

If we fail to qualify as a regulated investment company, we will have to pay corporate-level taxes on our income and our income available for distribution would be reduced.

We will elect to be taxed for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code with the filing of our federal corporate income tax return for 2002, which election will be effective as of January 1, 2002. If we can meet certain requirements, including source of income, asset diversification and distribution requirements, as well as if we continue to qualify as a business development company, we will qualify to be a regulated investment company and will not have to pay corporate-level taxes on any income we distribute to our stockholders as dividends, allowing us to substantially reduce or eliminate our corporate-level tax liability. Covenants and provisions in our credit facilities limit the ability of our subsidiaries and our securitization trusts to make distributions to us, which could affect our ability to make distributions to our stockholders and to maintain our status as a regulated investment company. In addition, we may have difficulty meeting the requirement to make distributions to our shareholders because in certain cases we may recognize income before or without receiving cash representing such income. If we fail to qualify as a regulated investment company, we will have to pay corporate-level taxes on all of our income whether or not we distribute it, which would substantially reduce the amount of income available for distribution to our stockholders. Even if we qualify as a regulated investment company, we generally will be subject to a corporate-level income tax on the income we do not distribute. Moreover, if we do not distribute at least 98% of our income, we generally will be subject to a 4% excise tax. See “Regulation as a Business Development Company” and “Certain U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company”.

Because we will distribute substantially all of our income to our stockholders, we will continue to need additional capital to finance our growth. If additional capital is unavailable or not available on favorable terms, our ability to grow will be impaired.

In order to satisfy the requirements applicable to a regulated investment company, we intend to distribute to our stockholders all of our income except for certain net capital gains. We expect to elect to make deemed distributions to our stockholders of the retained net capital gains. In addition, as a business development company, we generally will be required to meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. Because we will continue to need capital to grow our loan and investment portfolio, this limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. Additional financing may not be available on favorable terms, if at all, or may be restricted by the terms of our securitization facilities. If additional funds are not available to us, we could be forced to curtail or cease our new lending and investment activities, and our net asset value could decrease.

We have substantial indebtedness and servicing our indebtedness could reduce funds available to grow our business.

As of March 31, 2002, we had $338.9 million of outstanding borrowings under our securitization facilities. As a result, our current financial structure has a high proportion of debt and our debt service is substantial. As of March 31, 2002, the weighted average annual interest rate on all of our outstanding borrowings was 2.71%. In order for us to cover our annual interest payments on indebtedness, we must achieve annual returns on our March 31, 2002 total assets of at least 1.31%. Our ability to service our debt depends largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures.

In addition, our subsidiaries have sold some of our loans to trusts that serve as the vehicles for our securitization facilities, and we do not hold legal title to these assets. However, we bear losses of principal and interest from defaults on these loans held by the trusts up to the amount of our interest in the trusts, which was approximately $136.1 million as of March 31, 2002.

Our securitization facilities impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a regulated investment company under Subchapter M of the Internal Revenue Code.

Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Leverage is generally considered a speculative investment technique. If the value of our consolidated assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more than it otherwise would have had we not leveraged. Conversely, if the value of our consolidated assets decreases, leveraging would cause net asset value attributable to our common stock to decline more than it otherwise would have had we not leveraged. Similarly, any increase in our consolidated revenue in excess of consolidated interest expense on our borrowed funds would cause our net income to increase more than it would without the leverage. Any decrease in our consolidated revenue would cause net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on our common stock.

As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. If this ratio declines below 200%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions. At March 31, 2002, this ratio was approximately 207%.

Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

	Assumed return on our portfolio (net of expenses)
	-10%	-5%	0%	5%	10%
Corresponding return to stockholder(a)	-22.94%	-12.79%	-2.65%	7.49%	17.64%

(a)
Assumes $703.0 million in total assets, $338.9 million in debt outstanding, $346.5 million in stockholders’ equity and an average cost of funds of 2.71%, which was our weighted average borrowing cost at March 31, 2002.

In addition, because substantially all of our assets and liabilities are priced using various short-term rate indices, including one-month to six-month LIBOR, commercial paper rates and the prime rate, the timing of changes in market interest rates or in the relationship between interest rate indices could affect the interest rates earned on interest-earning assets differently than the interest rates paid on interest-bearing liabilities, which could result in a decrease in net income.

If we are not able to refinance our debt or able to do so on favorable terms, we would not be able to operate our business in the ordinary course.

Our $200 million variable funding securitization facility is scheduled to terminate on May 31, 2003 and our $265.2 million securitization facility is scheduled to terminate on February 20, 2013 or sooner upon repayment of our borrowings. See “Description of Securities—Debt Securities—Securitization Facilities”. We cannot assure you that we will be able to extend the terms of these facilities or obtain sufficient funds to repay any amounts outstanding under these facilities before they expire or terminate either from a replacement facility or alternative debt or equity financing. If we are unable to repay amounts outstanding under these facilities and are declared in default or are unable to refinance these facilities, we would not be able to operate our business in the regular course. Even if we are able to refinance our debt, we may not be able to do so on favorable terms.

You may not receive distributions.

We intend to make distributions on a quarterly basis to our stockholders. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. See “Regulation as a Business Development Company”. Also, restrictions and provisions in our securitization facilities limit our ability to make distributions. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our status as a regulated investment company. See “Certain U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company’’. We cannot assure you that you will receive any distributions or distributions at a particular level.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

In accordance with generally accepted accounting principles and tax regulations, we include in income certain amounts that we have not yet received in cash, such as contracted payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. The increases in loan balances as a result of contracted payment-in-kind arrangements are included in income in advance of receiving cash payment, and are separately identified on our consolidated statements of cash flows. Since we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our income to maintain our status as a regulated investment company. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies” and “Certain U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company”.

If we fail to manage our growth, our financial results could be adversely affected.

We have expanded our operations rapidly since purchasing our business from First Union National Bank in 1998. Our growth has placed and could continue to place significant strain on our management systems and resources. We must continue to refine and expand our marketing capabilities, our management of the investment process, our access to financing resources and our technology. As we grow, we must continue to hire, train, supervise and manage new employees. We may not develop sufficient lending and administrative personnel and management and operating systems to manage our expansion effectively. If we are unable to manage our growth, our operations could be adversely affected and our financial results could be adversely affected.

If we need to sell any of our investments, we may not be able to do so at a favorable price and, as a result, we may suffer losses.

To maintain our qualification as a business development company and as a regulated investment company, we may have to dispose of investments if we do not satisfy one or more of the applicable criteria under the respective regulatory frameworks. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

Our business depends on our key personnel.

Our future success depends to a significant extent on the continued services of Bryan J. Mitchell, the Chairman of our board and our Chief Executive Officer, Steven F. Tunney, our President and Chief Operating Officer, B. Hagen Saville, one of our Executive Vice Presidents, and Robert J. Merrick, our Chief Credit Officer, as well as other key personnel. Mr. Mitchell was diagnosed in May 1999 with adenocarcinoma, a form of colon cancer, for which he was treated through surgery and a series of post-operative treatments that ended in December 1999. Mr. Mitchell’s illness is in remission and has not significantly impaired his ability to perform his duties. The loss of any of these key employees would likely have a significant detrimental effect on our business. In addition, if any two of Mr. Mitchell, Mr. Saville, Mr. Tunney or Mr. Merrick cease to be actively involved in our management, the lender under one of our securitization facilities could, absent a waiver or cure, replace us as the servicer of the loans and declare a default.

Fluctuations in interest rates could adversely affect our income.

A significant increase in market interest rates could harm our ability to attract new customers and originate new loans and investments, our non-performing assets could increase and the value of our portfolio could decrease because our floating-rate loan customers may be unable to meet higher payment obligations. Conversely, a significant decrease in interest rates would reduce our net income, all other things being equal. Approximately 96% of the loans in our portfolio, based on amounts outstanding as of March 31, 2002, were at variable rates determined on the basis of a benchmark LIBOR or prime rate and approximately 4% were at fixed rates. From April 1, 2001 to March 31, 2002, three-month LIBOR has declined from 4.90% to 2.03%. A decrease in interest rates may reduce net income despite the increased demand for our capital that the decrease in interest rates may produce.

Any change in regulation of our business could negatively affect the profitability of our operations.

Changes in the laws, regulations or interpretations of the laws and regulations that govern business development companies, regulated investment companies or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply or we might have to restrict our operations.

Risks Related to this Offering

Certain stockholders, directors and executive officers will continue to have substantial ownership in us after this offering and this could limit your ability to influence the outcome of key transactions, including a change of control.

Directors, executive officers and entities affiliated with them owned approximately 43% of the outstanding shares of our common stock prior to this offering. As a result, these stockholders, if acting together, may be able to influence or control matters requiring approval by our stockholders, including the election of directors, the approval of mergers or other business combination transactions and any withdrawal of our election to be regulated as a business development company. These stockholders or their affiliates may acquire additional equity in the future. The concentration of ownership may also have the effect of delaying, preventing or deterring a change of control of our company, could deprive our stockholders of an opportunity to receive a premium for their common stock as part of a sale of our company and might ultimately affect the market price of our common stock.

Our common stock price may be volatile.

The trading price of our common stock may fluctuate substantially. The price of the common stock that will prevail in the market after this offering may be higher or lower than the price you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of regulated investment companies, business development companies or other financial services companies;

•	changes in regulatory policies or tax guidelines with respect to regulated investment companies or business development companies;

•	actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;

•	general economic conditions and trends;

•	loss of a major funding source; or

•	departures of key personnel.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may therefore be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

If a substantial number of shares becomes available for sale and are sold in a short period of time, the market price of our common stock could decline.

If our stockholders sell substantial amounts of our common stock in the public market following this offering, the market price of our common stock could decrease. Upon completion of this offering we will have 31,286,422 shares of common stock outstanding. Certain of our stockholders including each of our senior executive officers and directors and stockholders affiliated with The Goldman Sachs Group, Inc., Vestar Capital Partners, Soros Fund Management and FBR Asset Investment Corporation, have agreed to enter into lock-up agreements with the underwriters of this offering that restrict their ability to transfer their stock for a period of 90 days from the date of this offering. After the lock-up agreements entered into in connection with this offering expire, 12,811,621 additional shares will be eligible for sale in the public market. For a detailed discussion of the shares eligible for future sale, see “Shares Eligible for Future Sale”.

Forward-Looking Statements and Projections

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our industry, our beliefs, and our assumptions. Words such as “anticipates”, “expects”, “intends”, “plans”, “believes”, “seeks”, and “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including without limitation (1) an economic downturn could impair our customers’ ability to repay our loans and increase our non-performing assets, (2) an economic downturn could disproportionately impact the communications, information services, media and technology industries in which we concentrate causing us to suffer losses in our portfolio and experience diminished demand for capital in these industry sectors, (3) a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities, (4) interest rate volatility could adversely affect our results and (5) the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and any exhibits of the registration statement of which this prospectus is a part and in our filings with the Securities and Exchange Commission. Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be incorrect. Important assumptions include our ability to originate new credits, certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described in “Risk Factors” and elsewhere in this prospectus and any exhibits of the registration statement of which this prospectus is a part. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus.

USE OF PROCEEDS

We estimate that our net proceeds from the sale of the 3,000,000 shares of common stock we are offering at a public offering price of $18.00 per share will be approximately $50.4 million (and approximately $58.1 million, if the underwriters’ option is exercised).

We expect to use the net proceeds from this offering, together with the availability under our existing credit facilities, to originate loans to and investments in small- and medium-sized private companies and for working capital and general corporate purposes.

We anticipate that substantially all of the net proceeds of this offering will be used for the purposes described within one year, depending on the availability of appropriate investment opportunities and other market conditions. The 1940 Act requires us to use the proceeds within two years of the completion of this offering, and we believe we will be able to do so in that time frame. Pending investment, we intend to invest the net proceeds of the offering in time deposits, income-producing securities with maturities of three months or less that are issued or guaranteed by the federal government or an agency of the federal government, and high quality debt securities maturing in one year or less from the time of investment. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of the offering, pending full investment, are held in time deposits and other short-term instruments.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the Nasdaq National Market under the symbol “MCGC.” We completed our initial public offering of common stock in December 2001 at the price of $17.00 per share. Prior to such date there was no public market for our common stock.

The following table sets forth the range of high and low closing prices of our common stock as reported on the Nasdaq National Market and the dividends declared by the Company for the fourth quarter of 2001 and the first and second quarters of 2002. The stock quotations are interdealer quotations and do not include markups, markdowns or commissions.

	Price Range		Cash Dividend Per Share(a)
	High	Low
Fiscal 2001
Fourth quarter (beginning November 28, 2001)	$17.80	$14.95	$0.86
Fiscal 2002
First quarter	19.55	15.66	0.41
Second quarter (through June 11, 2002)	19.70	17.13	0.47

(a)	Represents the dividend declared in the specified quarter.

The last reported price for our common stock on June 11, 2002 was $18.00 per share. As of June 11, 2002, we had 104 shareholders of record.

Our common stock continues to trade in excess of net asset value. There can be no assurance, however, that we will maintain a premium to net asset value. See Note M to our Consolidated Financial Statements for our net asset value at December 31, 2001 and Note 6 to our Consolidated Financial Statements (Unaudited) for our net asset value at March 31, 2002.

We intend to make quarterly distributions to holders of our common stock. The amount of our quarterly distributions will be determined by our board of directors. We intend to distribute to our stockholders all of our income, except for certain net capital gains. We intend to make deemed distributions to our stockholders of any retained net capital gains. If this happens, you will be treated as if you received an actual distribution of the capital gains we retain and reinvested the net after-tax proceeds in us. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Certain U.S. Federal Income Tax Considerations”.

We declared an aggregate dividend of $0.86 per share in December 2001 consisting of a dividend of $0.25 per share for the fourth quarter of 2001 and an additional dividend of $0.61 per share representing the distribution of substantially all of our earnings and profits from inception through December 31, 2001. On March 28, 2002, we declared a dividend of $0.41 per share to stockholders of record on April 17, 2002 payable on April 30, 2002. On June 3, 2002, we declared a dividend of $0.47 per share to stockholders of record on June 11, 2002 payable on July 31, 2002.

Our ability to make distributions will be limited by asset coverage requirements under the 1940 Act. For a more detailed discussion, see “Regulation as a Business Development Company”. Covenants and provisions in our credit facilities currently limit the ability of MCG Finance II, LLC, MCG Finance III, LLC and our securitization trusts to make distributions to MCG Capital, which could affect our ability to make distributions to our stockholders and to maintain our status as a regulated investment company.

We have adopted an “opt in” dividend reinvestment plan for our common stockholders. Under the plan, if you own shares of our common stock registered in your own name, you can have all distributions automatically reinvested in additional shares of common stock if you enroll in our dividend reinvestment plan by delivering an authorization form to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you may not be able to participate in our dividend reinvestment plan and should contact the broker or nominee for details. For more information regarding the plan, see “Dividend Reinvestment Plan”.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

Overview

The information contained in this section should be read in conjunction with the Selected Consolidated Financial and Other Data and our Consolidated Financial Statements and notes thereto appearing elsewhere in this prospectus.

MCG Capital Corporation is a solutions-focused financial services company providing financing and advisory services to companies throughout the United States in the communications, information services, media and technology industry sectors. On December 4, 2001, we completed an initial public offering of 13,375,000 shares of our common stock and a concurrent private offering of 625,000 shares of our common stock with gross proceeds totaling $237.3 million. Upon completion of these offerings, we became an internally managed, non-diversified, closed-end investment company that elected to be treated as a business development company under the Investment Company Act of 1940. We will elect to be taxed as a regulated investment company for U.S. federal income tax purposes with the filing of our federal corporate income tax return for 2002, which election will be effective as of January 1, 2002. Pursuant to this election, we generally will not have to pay corporate-level taxes on any income we distribute to our stockholders as dividends, allowing us to substantially reduce or eliminate our corporate-level tax liability.

The results of operations for 2001 are divided into two periods. The eleven-month period from January 1, 2001 through November 30, 2001 reflects our results prior to operating as a business development company under the Investment Company Act of 1940. The one-month period from December 1, 2001 through December 31, 2001 reflects our results as a business development company under the Investment Company Act of 1940, including a one-time conversion adjustment. The principal differences between these two periods relate to accounting for investments and income taxes. See Note A to our Consolidated Financial Statements. In addition, certain prior year items have been reclassified to conform to the current year presentation as a business development company.

We were formed by our management and affiliates of Goldman, Sachs & Co. to purchase a loan portfolio and certain other assets from First Union National Bank in a management buyout that was completed on June 24, 1998. Prior to this purchase, we conducted our business as a division of Signet Bank. This separate division was known as the media communications group. Signet Banking Corporation, the parent of Signet Bank, was acquired by First Union Corporation (now Wachovia Corporation) on November 28, 1997.

Portfolio Composition and Asset Quality

Our primary business is lending to and investing in businesses, primarily in the communications, information services, media, and technology industry sectors, through investments in senior debt, subordinated debt and equity-based investments, including warrants and equity appreciation rights. We intend to increase gradually our level of subordinated debt and equity-based investments. However, a substantial majority of our portfolio will continue to consist of investments in senior secured commercial loans. The total portfolio value of investments in publicly traded and non-publicly traded securities was $663.2 million, $617.2 million, $510.9 million, and $313.4 million at March 31, 2002 and December 31, 2001, 2000, and 1999, respectively (exclusive of unearned income). The increase in investments during each period was primarily attributable to originated debt securities. See Note A to our Consolidated Financial Statements for further discussion of investment valuations.

Total portfolio investment activity as of and for the three months ended March 31, 2002 and years ended December 31, 2001, 2000, and 1999 was as follows (exclusive of unearned income):

(Dollars in millions)	March 31, 2002	December 31, 2001 (a)		December 31, 2000 (a)	December 31, 1999 (a)
Beginning Portfolio	$617.2	$510.9		$313.4	$184.2
Originations/Net Draws/Purchases	52.2	167.6		258.1	164.5
Early Pay-offs/Sales of Securities	—	(33.0)		(62.8)	(39.1)
Charge-offs/Write-downs	—	(14.8	)(b)	(0.5)	—
Realized Gains (Losses)	—	(1.7)		2.1	3.8
Net Change in Unrealized Appreciation (Depreciation) on Investments	(6.2)	(11.8)		0.6	—

Ending Portfolio	$663.2	$617.2		$510.9	$313.4

(a)	Balances prior to our election to be regulated as a business development company primarily include amounts at cost.
(b)
Represents $14.8 million of loan charge-offs against the allowance for loan losses previously provided for prior to our election to be regulated as a business development company. We had provided for loan losses of $20.3 million from inception through November 30, 2001 including $2.0 million of allowance recorded in the asset acquisition on June 24, 1998.

The majority of our commercial loans are senior secured loans. The majority of our non-loan investments are either warrants to acquire equity interests or direct equity investments. The receipt of warrants allows us to participate in positive changes in the value of the portfolio company, while minimizing the amount of upfront cost to us. The following table shows the fair value of our portfolio of investments by asset class as of March 31, 2002 and December 31, 2001, 2000 and 1999:

	March 31, 2002	December 31, 2001	December 31, 2000	December 31, 1999
Senior Debt	92.9%	95.3%	96.8%	93.7%
Subordinated Debt	4.2	1.2	1.4	2.0
Equity	2.9	3.5	1.8	4.3

	100.0%	100.0%	100.0%	100.0%

Asset quality is generally a function of our underwriting and ongoing management of our investment portfolio. As a business development company, our loans and equity investments are carried at market value or, in the absence of market value, at fair value as determined by our Board of Directors on a quarterly basis. As of March 31, 2002 and December 31, 2001, unrealized depreciation on investments totaled $17.4 million and $11.2 million, respectively.

In addition to various risk management and monitoring tools, we also use an investment rating system to characterize and monitor our expected level of returns on each investment in our portfolio. We use the following 1 to 5 investment rating scale. Below is a description of the conditions associated with each investment rating:
Investment Rating	Summary Description
1	Capital gain expected
2	Full return of principal and interest or dividend expected with customer performing in accordance with plan
3	Full return of principal and interest or dividend expected but customer requires closer monitoring
4	Some loss of interest or dividend expected but still expecting an overall positive internal rate of return on the investment
5	Loss of interest or dividend and some loss of principal investment expected which would result in an overall negative internal rate of return on the investment

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of March 31, 2002 and December 31, 2001:

Distribution of Portfolio by Investment Rating

	March 31, 2002		December 31, 2001
	(Dollars in millions)
Investment Rating	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
1	$ 131.1	19.8%	$ 135.2	21.9%
2	335.8	50.6	275.1	44.5
3	133.3	20.1	158.6	25.7
4	44.2	6.7	46.7	7.6
5	18.8	2.8	1.6	0.3

	$ 663.2	100.0%	$ 617.2	100.0%

We manage loan concentrations in our portfolio, both on an individual loan basis and on a sector or industry basis, to manage overall portfolio performance due to specific customer issues or specific industry issues.

Set forth below is a table showing the composition of MCG’s portfolio by industry sector at fair value at March 31, 2002, and December 31, 2001 and 2000:

	March 31, 2002	December 31, 2001	December 31, 2000
Media	56.7%	55.2%	53.8%
Communications	27.5	28.9	29.9
Information Services	11.9	11.8	10.3
Technology	3.6	3.8	5.6
Other	0.3	0.3	0.4

	100.0%	100.0%	100.0%

We monitor individual customer’s financial trends in order to assess the appropriate course of action with respect to each customer and to evaluate overall portfolio quality. We closely monitor the status and performance of each individual investment on a quarterly and, in some cases, a monthly basis. Because we are a provider of long-term privately negotiated investment capital to high-growth companies and we actively manage our investments through tightly structured contracts, we do not believe contract exceptions, such as breaches of financial covenants or late deliveries of financial statements, are necessarily an indication of credit quality or the need to pursue remedies or an active workout of a portfolio investment.

At March 31, 2002, there were $12.1 million of loans, or approximately 1.8% of the investment portfolio, greater than 60 days past due, which also represented all our loans on non-accrual status. At December 31, 2001, there were $8.6 million of loans greater than 60 days past due representing 1.4% of the investment portfolio, of which $0.2 million were on non-accrual status. At December 31, 2000 and 1999, there were no loans greater than 60 days past due or on non-accrual status. When a loan becomes 90 days or more past due, or if we otherwise do not expect the customer to be able to service its debt and other obligations, we will, as a general matter, place the loan on non-accrual status and stop recognizing interest income on that loan until all principal has been paid. However, we will make exceptions to this policy if the investment is well secured and in the process of collection.

When principal and interest on a loan is not paid within the applicable grace period, we will contact the customer for collection. At that time, we will make a determination as to the extent of the problem, if any. We will then pursue a commitment for immediate payment and will begin to more actively monitor the investment. We will formulate strategies to optimize the resolution process and will begin the process of restructuring the investment to better reflect the current financial performance of the customer. Such a restructuring may involve deferring payments of principal and interest, adjusting interest rates or warrant positions, imposing additional fees, amending financial or operating covenants or converting debt to equity. In general, in order to compensate us for any enhanced risk, we receive appropriate compensation from the customer in connection with a restructuring. During the process of monitoring a loan which is out of compliance, we will in appropriate circumstances send a notice of non-compliance outlining the specific defaults that have occurred and preserving our remedies, and initiate a review of the collateral. When a restructuring is not the most appropriate course of action, we may determine to pursue remedies available under our loan documents or at law to minimize any potential losses, including initiating foreclosure and/or liquidation proceedings. During 2001, we foreclosed upon two of our portfolio companies, which had a fair value of $17.0 million as of March 31, 2002 and $19.6 million as of December 31, 2001. Of the $14.8 million of charge-offs during 2001, $4.5 million related to these foreclosures. There were no foreclosures during the three months ended March 31, 2002.

Prior to the conversion to a business development company, we provided an allowance for loan losses estimated to be sufficient to absorb probable future losses, net of recoveries. From inception through November 30, 2001, we had provided $20.3 million of allowance for loan losses, including $2.0 million of allowance recorded in the asset acquisition and have charged-off $14.8 million. We had no charge-offs during the years ended December 31, 2000 and 1999.

Results of Operations

Comparison of the Three Months Ended March 31, 2002 and 2001

The following table shows our consolidated results of operations for the three months ended March 31, 2002 and 2001. The three months ended March 31, 2002 reflect our financial results as a business development company, whereas the three months ended March 31, 2001 reflect our financial results prior to operating as a business development company. Different accounting principles are used in the preparation of our financial statements as a business development company under the Investment Company Act of 1940 and, as a result, our financial results as a business development company are not comparable to prior periods. The items in the table below were not affected by the change in accounting principles resulting from our conversion to a business development company. See Note A to Consolidated Financial Statements.

	Three Months Ended March 31,
	2002	2001
Operating income
Interest and fees on commercial loans	$15,589	$17,596
Advisory fees and other income	1,465	316

Total operating income	17,054	17,912

Operating expenses
Interest expense	2,496	7,530
Employee compensation:
Salaries and benefits	2,021	2,290
Long-term incentive compensation	1,526	—

Total employee compensation	3,547	2,290
General and administrative expense	1,056	1,017

Total operating expenses	7,099	10,837

Net operating income (a)	9,955	7,075
Long-term incentive compensation	1,526	—

Distributable net operating income (b)	$11,481	$7,075

(a)	Represents net operating income before provision for loan losses for periods ending prior to December 1, 2001.
(b)
Distributable net operating income is presented for the three months ended March 31, 2001 to facilitate the understanding of the amount of net earnings we may have potentially distributed if we had operated as a business development company and regulated investment company (without the effect of de-leveraging prior to December 1, 2001) for that period. The amounts of the distributable net operating income identified in this table are not intended to represent amounts we will distribute in future periods. Distributable net operating income may not be comparable to similarly titled measures reported by other companies. Distributable net operating income does not represent net increase (decrease) in stockholders’ equity resulting from earnings or cash generated from operating activities in accordance with GAAP and should not be considered an alternative to such items as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions. For additional information on distributions, see the section entitled “Financial Condition, Liquidity and Capital Resources—Dividends.”

Operating Income

Operating income includes interest income on commercial loans, advisory fees and other income. Interest income is comprised of commercial loan interest at contractual rates and upfront fees that are amortized into income over the life of the loan. Most of our loans contain lending features that adjust the rate margin based on the financial and operating performance of the borrower, which generally occurs quarterly.

The change in operating income from the first quarter of 2001 to the same period in 2002 is attributable to the following items:
First Quarter 2002 vs. 2001
(dollars in millions)
Change due to:
Loan Growth (a)	$2.5
Change in LIBOR (a)	(4.9)
Change in spread (a)	0.3
Fee amortization	0.1
Advisory and other income	1.1

Total change in operating income	$(0.9)

(a)	The change in interest income due to change in LIBOR, change in spread and loan growth has been allocated in proportion to the relationship of the absolute dollar amount of the changes in each.

Total operating income for the three months ended March 31, 2002 decreased $0.9 million, or 4.8%, to $17.1 million from $17.9 million for the three months ended March 31, 2001. The decrease was primarily due to a decline in LIBOR rates. Average three month LIBOR decreased 349 basis points over these periods from 5.40% to 1.91%, decreasing income by $4.9 million. Average commercial loans increased 17% for the first quarter of 2002 when compared to the first quarter of 2001 and weighted average spreads increased 28 basis points. The loan growth and increase in weighted average spreads partially offset the affects of the decreases in LIBOR rates from the first quarter of 2001 to the same period in 2002. Due to a number of projects completed this quarter for new and existing customers, advisory and other income also experienced growth. Advisory fees are recognized as earned which is generally when the investment transaction closes or the services are completed.

Operating Expenses

Operating expenses include interest expense on borrowings, including amortization of deferred debt issuance costs, employee compensation, and general and administrative expenses.

The change in operating expense from the first quarter of 2001 to the same period in 2002 is attributable to the following items:

First Quarter 2002 vs. 2001
(dollars in millions)
Change due to:
Decrease in borrowings (a)	$(1.3)
Change in LIBOR (a)	(2.9)
Change in spread (a)	(0.8)
Salaries and benefits	(0.2)
Long-term incentive compensation	1.5

Total change in operating expense	$(3.7)

(a)
The change in interest expense due to decrease in borrowings, change in LIBOR, and change in spread has been allocated in proportion to the relationship of the absolute dollar amount of the changes in each.

Total operating expenses for the three months ended March 31, 2002 decreased $3.7 million, or 34.4%, to $7.1 million from $10.8 million for the three months ended March 31, 2001. The decrease was primarily due to a decline in interest expense as average borrowings and rates both declined. Average one month LIBOR decreased 372 basis points from 5.57% in the first quarter of 2001 to 1.85% in the first quarter of 2002. Partially offsetting the decline in interest expense and salaries and benefits were increases of $1.5 million in long-term incentive compensation from $0 in 2001. The increase in long-term incentive compensation is related to the amortization of restricted stock awards and the treatment of dividends on certain shares of common stock securing employee loans as compensation.

Reconciliation of Net Operating Income to Net (Decrease) Increase in Stockholders’ Equity from Earnings (Loss)

Provision for Loan Losses

Since we are a business development company and our investments are carried at fair value, we no longer provide a provision for loan losses. The provision for loan losses totaled $1.0 million for the three months ended March 31, 2001.

Realized Gains (Losses) on Investments and Net Unrealized Appreciation (Depreciation) on Investments

Realized losses totaled $0.3 million for the three months ended March 31, 2001 and represented impairment write-offs on equity investments. Net unrealized depreciation on investments of $6.2 million for the three months ended March 31, 2002 reflects the change in fair value primarily for assets in the security alarm and publishing sectors. Prior to conversion to a business development company, only certain investments were carried at fair value. Net unrealized appreciation was $0.2 million for the three months ended March 31, 2001 and was related to the write up in the fair market value of certain warrants accounted for in accordance with SFAS No. 133 and 138.

Income Taxes

Through December 31, 2001 we were taxed under Subchapter C of the Internal Revenue Code. We will elect to be a regulated investment company under Subchapter M of the Internal Revenue Code with the filing of our federal corporate income tax return for 2002, which election will be effective as of January 1, 2002, and will not be subject to taxation of income to the extent such income is distributed to stockholders and we meet certain minimum dividend distribution and other requirements. Our effective tax rate for the three months ended March 31, 2001 was 40.8%. The effective rate includes both federal and state income tax components.

Comparison of the Years Ended December 31, 2001, 2000, and 1999

The following table shows our consolidated results of operations for the one-month period ended December 31, 2001, the eleventh-month period ended November 30, 2001, and the years ended December 31, 2001, 2000 and 1999. For 2001, the one-month period from December 1, 2001 to December 31, 2001 reflects our financial results as a business development company, and the eleven-month period from January 1, 2001 to November 30, 2001, reflects our financial results prior to operating as a business development company. Certain accounting adjustments were made to our financial results for the one-month period from December 1, 2001 to December 31, 2001 due to our conversion to a business development company. The adjustments primarily relate to the value at which we carry our investments in our financial statements and the benefits associated with being a regulated investment company for U.S. federal income tax purposes. See Note A to Consolidated Financial Statements. To help you better understand our 2001 results of operations compared to 2000, we have combined certain items in the table below, under the heading “Year Ended December 31, 2001” for purposes of this Management’s Discussion and Analysis of Financial Condition and Results of Operations, that were not affected by the change in accounting principles resulting from our conversion to a business development company.

	One Month Ended December 31, 2001	Eleven Months Ended November 30, 2001	Year Ended December 31,
(Dollars in thousands)			2001	2000	1999
Operating income
Interest and fees on commercial loans	$5,949	$64,032	$69,981	$62,621	$28,256
Advisory fees and other income	63	1,757	1,820	1,129	173

Total operating income	6,012	65,789	71,801	63,750	28,429

Operating expenses
Interest expense	1,198	24,661	25,859	26,648	14,317
Employee compensation:
Salaries and benefits	884	8,038	8,922	7,626	4,034
Long-term incentive compensation	4,944	—	4,944	—	—

Total employee compensation	5,828	8,038	13,866	7,626	4,034

General and administrative expense	594	4,619	5,213	2,413	2,348

Total operating expenses	7,620	37,318	44,938	36,687	20,699

Net operating income (loss) (a)	(1,608)	28,471	26,863	27,063	7,730
Long-term incentive compensation (b)	4,944	—	4,944	—	—

Distributable net operating income (c)	$3,336	$28,471	$31,807	$27,063	$7,730

(a)	Represents net operating income (loss) before provision for loan losses for periods ending prior to December 1, 2001.

(b)	Includes expenses related to termination of the stock option plan and issuance of related restricted stock awards. See Note J to the Consolidated Financial Statements.
(c)
Distributable net operating income for periods ending prior to December 1, 2001 is presented to facilitate the understanding of the amount of net earnings we may have potentially distributed if we had operated as a business development company and regulated investment company (without the effect of de-leveraging prior to December 1, 2001). The amounts of the distributable net operating income identified in this table are not intended to represent amounts we will distribute in future periods. Distributable net operating income may not be comparable to similarly titled measures reported by other companies. Distributable net operating income does not represent net increase (decrease) in stockholders’ equity resulting from earnings or cash generated from operating activities in accordance with GAAP and should not be considered an alternative to such items as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions. For additional information on distributions, see the section entitled “Financial Condition, Liquidity and Capital Resources—Dividends.”

Operating Income

The change in operating income from 2000 to 2001 and 1999 to 2000 is attributable to the following items:

(Dollars in millions)	2001 vs. 2000	2000 vs. 1999
Change due to:
Loan Growth (a)	$17.2	$21.7
Change in LIBOR (a)	(10.9)	2.6
Change in spread (a)	5.7	2.6
Fee amortization	(4.6)	7.5
Advisory and other income	0.7	0.9

Total change in operating income	$8.1	$35.3

(a)
The change in interest income due to both rate and growth has been allocated in proportion to the absolute dollar amounts of the change in each. The change due to both LIBOR and spread has been allocated to the spread.

Total operating income for the year ended December 31, 2001 increased $8.1 million, or 12.7%, to $71.8 million from $63.7 million for the year ended December 31, 2000. The increase was primarily due to loan growth and increased spreads. Average commercial loans increased 41% for 2001 and spreads increased 115 basis points. This was offset by decreases in actual LIBOR rates in 2001. In addition, in 2000 we recognized a $5.5 million fee in conjunction with the recapitalization, refinancing and partial loan paydown of one of our portfolio companies.

Total operating income for the year ended December 31, 2000 increased $35.3 million, or 124.3%, to $63.7 million from $28.4 million for the year ended December 31, 1999. The increase was primarily due to an increase in average commercial loans, higher LIBOR and spreads and an acceleration of deferred fees on refinanced and paid off loans.

The following bar graph (in millions) shows the growth in the carrying value of our portfolio from December 31, 1999 to December 31, 2001 and the increase in the weighted average interest spread to 3 month LIBOR over the same period:

Operating Expenses

The change in operating expense from 2000 to 2001 and 1999 to 2000 is attributable to the following items:

(Dollars in millions)	2001 vs. 2000	2000 vs. 1999
Change due to:
Increase in borrowings (a)	$7.7	$10.2
Change in LIBOR (a)	(7.4)	2.0
Change in spread (a)	(1.6)	(0.1)
Debt cost amortization	0.5	0.2
Salaries and benefits	1.3	3.6
Long-term incentive compensation	4.9	—
General and administrative expenses	2.9	0.1

Total change in operating expense	$8.3	$16.0

(a)
The change in interest expense due to both rate and growth has been allocated in proportion to the absolute dollar amounts of the change in each. The change due to both LIBOR and spread has been allocated to the spread.

Total operating expenses for the year ended December 31, 2001 increased $8.3 million, or 22.7%, to $44.9 million from $36.6 million for the year ended December 31, 2000. The increase was primarily due to increases in salaries and benefits of $1.3 million, or 17.1%, an increase in long-term incentive compensation of $4.9 million from $0 in 2000, and an increase in general and administrative expenses of $2.9 million. The increase in salaries and benefits is due to an increase in employees from 46 at the end of 2000 to 57 at the end of 2001. The increase in long-term incentive compensation is related to the amortization of restricted stock awards, related cash payments to non-executive staff and administrative employees in connection with the cancellation of the stock option plan, related restricted stock awards and dividends on stock used as collateral for non-recourse loans. See Note J to Consolidated Financial Statements. The increase in general and administrative expenses is due primarily to the growth in size and scope of our business activities.

Total operating expense for the year ended December 31, 2000 increased $16.0 million, or 77.7%, to $36.6 million from $20.6 million for the year ended December 31, 1999. Contributing to the increase was higher interest expense, which increased $12.3 million or 86.0%, and higher salaries and benefits, which increased $3.6 million, or 90.0%. The higher interest expense is primarily a result of an increase in borrowings. Average borrowings for the year ended December 31, 2000 were $295.9 million compared to $172.3 million for 1999. The higher employee compensation is attributable to an increase in employees from 33 to 46 as well as higher variable compensation related to overall financial performance for the year.

Reconciliation of Net Operating Income to Net (Decrease) Increase in Stockholders’ Equity from Earnings (Loss)

Provision for Loan Losses

Since we are a business development company and our investments are carried at fair value, we no longer provide a provision for loan losses. See discussion in the “Overview” section.

For the periods prior to conversion to a business development company, the provision for loan losses increased $4.9 million from $5.4 million for the year ended December 31, 2000 to $10.3 million for the eleven-month period ended November 30, 2001. In 2001, the increased provision was attributable to provision associated with growth in the portfolio and additional provisions for declining economic conditions. Industry conditions in certain subsectors of our communications portfolio deteriorated throughout the year and the publishing industry experienced weakened advertising sales associated with a cyclical downturn.

The provision for loan losses totaled $5.4 million for the year ended December 31, 2000, an increase of $3.3 million from $2.1 million for the year ended December 31, 1999. The increase in the provision for loan losses was due to growth in commercial loan balances from 1999 to 2000 in addition to the beginning of the deterioration in economic conditions mentioned above.

Realized Gains (Losses) on Investments and Net Unrealized Appreciation (Depreciation) on Investments

Realized losses totaled $1.7 million for the eleven-month period ended November 30, 2001 and represented impairment write-offs on equity investments and for the year ended December 31, 2000 net realized gains totaled $2.1 million and were primarily related to gains on the sale of warrants during the year. Realized gains, primarily related to gains on the sale of warrants, were $3.8 million for the year ended December 31, 1999 compared to the realized gain of $2.1 million for the year ended December 31, 2000.

Net unrealized depreciation of $1.3 million for the one-month period ended December 31, 2001 reflects the change in fair value for all investments from the date of conversion to a business development company. Prior to conversion, only certain investments were carried at fair value. Net unrealized depreciation was $1.6 million for the eleven-month period ended November 30, 2001 and was related to the write down in the fair market value of certain warrants accounted for in accordance with SFAS No. 133 and 138.

Income Taxes

Through December 31, 2001 we were taxed under Subchapter C of the Internal Revenue Code. We will elect to be a regulated investment company under Subchapter M of the Internal Revenue Code with the filing of our federal corporate income tax return for 2002, which election will be effective as of January 1, 2002, and will not be subject to taxation of income to the extent such income is distributed to stockholders and we meet certain minimum dividend distribution and other requirements.

Our effective tax rates for the periods ended December 31, 2001, November 30, 2001, December 31, 2000, and 1999 were 21.8%, 41.0%, 40.7%, and 40.4%, respectively. The effective rates include both federal and state income tax components. The decrease in the effective rate for the one-month period ended December 31, 2001 is due to the change in accounting for income taxes in connection with the conversion to a business development company. Certain differences between book and tax accounting, relating primarily to the tax treatment of long-term incentive compensation, are no longer reflected as deferred tax expenses or benefits. The increases in the effective tax rates for the eleven months ended November 30, 2001 and the year ended December 31, 2000 are attributable to higher state income tax expense and the loss of the benefits of the graduated tax rates due to the higher levels of pre-tax income.

Cumulative Effect of Accounting Changes

The cumulative effect of accounting changes for the eleven-month period ended November 30, 2001 reflects the initial fair value adjustment of $3.0 million for warrant positions subject to fair value accounting under SFAS No. 133 and 138 net of related taxes of $1.2 million. The cumulative effect of accounting changes for the one-month period ended December 31, 2001 reflects our business development company conversion adjustments of $4.5 million. See Note A to our Consolidated Financial Statements. See detail of conversion adjustments below:

Cumulative Effect of Business Development Company Conversion	(Dollars in millions)
Effect of recording loans at fair value	$(10.1)
Effect of recording equity investments at fair value	(1.0)
Elimination of allowance for loan losses	5.5
Elimination of certain deferred taxes	1.1

$(4.5)

Financial Condition, Liquidity and Capital Resources

Cash and Cash Equivalents

At March 31, 2002, December 31, 2001 and December 31, 2000, we had $35.6 million, $48.1 million and $16.8 million, respectively, in cash and cash equivalents. We invest cash on hand in interest bearing deposit accounts with daily sweep features. On December 4, 2001, we completed an initial public offering of 13,375,000 shares of our common stock and a concurrent private offering of 625,000 shares of our common stock with gross proceeds totaling $237.3 million (net proceeds totaling $216.9 million). The decrease in cash from December 31, 2001 to March 31, 2002 is due to portfolio growth and payment of dividends partially offset by an increase in borrowings. The increase in cash for 2001 is due to proceeds remaining from our initial public offering. Our objective is to maintain a low cash balance, while keeping sufficient cash on hand to cover current funding requirements and operations.

Liquidity and Capital Resources

We expect our cash on hand and cash generated from operations to be adequate to meet our cash needs at our current level of operations, including the next twelve months. We generally fund new originations using cash on hand, advances under our credit facilities and equity financings.

As of March 31, 2002, we had unused commitments to extend credit to our customers of $22.9 million which are not reflected on the balance sheet. At the same time, subject to certain minimum equity restrictions and other covenants, total unused available commitments from our commercial paper facility totaled $122.5 million.

The following table shows our contractual obligations as of March 31, 2002:

	Payments Due by Period
	(Dollars in millions)
Contractual Obligations (a)	Total	Less than 1 year	1-3 years	4-5 years	After 5 years
Borrowings (b)	$338.9	$—	$77.5	$—	$261.4
Future minimum rental obligations	1.3	0.8	0.4	0.1	—

Total contractual obligations	$340.2	$0.8	$77.9	$0.1	$261.4

(a)	This excludes the unused commitments to extend credit to our customers of $22.9 million as discussed above.

(b)
Borrowings are listed based on the contractual maturity of the facility, however, actual payments on borrowings could be earlier since they are based primarily on when we receive payments from our customers on the commercial loans collateralizing the borrowings.

As of December 31, 2001 we had unused commitments to extend credit to our customers of $29.4 million which are not reflected on the balance sheet. At the same time, subject to certain minimum equity restrictions and other covenants, total unused available commitments from our commercial paper facility totaled $177.4 million. See “Borrowings” section below for discussion of our borrowing facilities.

The following table shows our contractual obligations as of December 31, 2001:

	Payments Due by Period
	(Dollars in millions)
Contractual Obligations (a)	Total	Less than 1 year	1-3 years	4-5 years	After 5 years
Borrowings (b)	$287.8	$—	$22.6	$—	$265.2
Future minimum rental obligations	1.5	0.8	0.5	0.2	—

Total contractual obligations	$289.3	$0.8	$23.1	$0.2	$265.2

(a)	This excludes the unused commitments to extend credit to our customers of $29.4 million as discussed above.

(b)
Borrowings are listed based on the contractual maturity of the facility, however, actual payments on borrowings could be earlier since they are based primarily on when we receive payments from our customers on the commercial loans collateralizing the borrowings.

In order to satisfy the requirements applicable to a regulated investment company, we intend to distribute to our stockholders all of our income except for certain net capital gains and adjustments for long-term incentive compensation. In addition, as a business development company, we generally will be required to meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. We anticipate needing to raise additional equity through the capital markets to fund anticipated growth in our loan and investment portfolio.

Borrowings

On December 27, 2001, we established the MCG Commercial Loan Trust 2001-1 (the “Trust”), which issued two classes of Series 2001-1 Notes to 15 institutional investors. The facility is secured by all of the Trust’s existing assets totaling $343.0 million as of March 31, 2002 and $349.5 million as of December 31, 2001. This facility is scheduled to terminate on February 20, 2013 or sooner upon full repayment of the Class A and Class B Notes.

The Trust issued $229.8 million of Class A Notes rated AAA/Aaa/AAA, and $35.4 million of Class B Notes rated A/A2/A (the “Series 2001-1 Class A Asset Backed Bonds” and “Series 2001-1 Class B Asset Backed Bonds”) as rated by Standard & Poors, Moody’s and Fitch, respectively. $261.4 million of the Series 2001-1

Notes were outstanding as of March 31, 2002 and $265.2 million as of December 31, 2001. The Series 2001-1 Class A Asset Backed Bonds bear interest of LIBOR plus 0.60% and Series 2001-1 Class B Asset Backed Bonds bear interest of LIBOR plus 1.75%, and interest on both is payable quarterly.

As of June 1, 2000, we established a revolving credit facility (the “Revolving Credit Facility”), which allows us to issue up to $200.0 million of Series 2000-1 Class A Notes (the “Series 2000-1 Notes” or “Series 2000-1 Class A Asset Backed Securities”). As of March 31, 2002, $54.6 million of the Series 2000-1 Notes were outstanding with one investor and as of December 31, 2001, $22.6 million were outstanding with one investor. As of March 31, 2002, we also had $22.9 million of notes (the “Swingline Notes”) outstanding under a swingline credit facility, which is part of the Revolving Credit Facility, that allows us to borrow up to $25.0 million, as part of the $200.0 million total facility limit, for a period of up to four days. The Swingline Notes are repaid through the issuance of Series 2000-1 Notes. The Revolving Credit Facility is secured by $102.1 million of commercial loans as of March 31, 2002 and $71.7 million of commercial loans as of December 31, 2001. We are subject to certain limitations on the amount of Series 2000-1 Notes we may issue at any point in time including the requirement for a minimum of $30.0 million of unleveraged loans as collateral for the indebtedness. The Series 2000-1 Notes bear interest based on a commercial paper rate plus 1.0% and interest is payable monthly. The Swingline Notes bear interest based on the Federal Funds Rate plus 1.0% and interest is payable monthly. This facility is scheduled to terminate on May 31, 2003.

The Trust and the Revolving Credit Facility are both funded through bankruptcy remote, special purpose, wholly owned subsidiaries of ours and, therefore, their assets may not be available to our creditors.

On June 24, 1998, one of our subsidiaries entered into a $400.0 million senior secured credit facility (the “Facility”). The arrangement was due to expire on January 2, 2002. The lead bank for this Facility, Heller Financial, Inc. (“Heller”), held 334,566 Class A shares and 677,934 Class D shares at December 31, 2000 which it purchased, along with Goldman Sachs, at our inception. On October 25, 2001, Heller was acquired by GE Capital. During 2001, the proceeds from our IPO and the sale of loans to the Trust were used to pay off the Facility’s outstanding balance of $342.7 million. This Facility has been terminated and is no longer in place.

At March 31, 2002, we had aggregate outstanding borrowings of $338.9 million. The following table shows the facility amounts and outstanding borrowings from third-party lenders at March 31, 2002:

	Facility amount	Amount outstanding	Interest (a)
	(Dollars in millions)
Series 2001-1 Class A Asset Backed Bonds	$229.8	$226.0	2.40%
Series 2001-1 Class B Asset Backed Bonds	35.4	35.4	3.55
Series 2000-1 Class A Asset Backed Securities and Swingline Notes	200.0	77.5	2.84

Total borrowings	$465.2	$338.9	2.62%

(a)	Excludes the cost of commitment fees and other facility fees.

At December 31, 2001, we had aggregate outstanding borrowings of $287.8 million. The following table shows the facility amounts and outstanding borrowings from third-party lenders at December 31, 2001:

	Facility amount	Amount outstanding	Interest (a)
	(Dollars in millions)
Series 2001-1 Class A Asset Backed Bonds	$229.8	$229.8	2.50%
Series 2001-1 Class B Asset Backed Bonds	35.4	35.4	3.65
Series 2000-1 Class A Asset Backed Securities	200.0	22.6	3.06

Total borrowings	$465.2	$287.8	2.69%

(a)	Excludes the cost of commitment fees and other facility fees.

See Note C to the Consolidated Financial Statements for further discussion of our borrowings.

Dividends

Prior to our conversion, we did not make distributions to our stockholders, but instead retained all of our income. As a regulated investment company, we are required to distribute at least 90% of our investment company taxable income to avoid corporate level taxes on the amount distributed and at least 98% of our investment company taxable income to avoid an excise tax. We intend to make distributions on a quarterly basis to our stockholders of all of our income, except for certain net capital gains and adjustments for long-term incentive compensation expense.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage test for borrowings applicable to us as a business development company under the Investment Company Act of 1940 and due to provisions in our credit facilities. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our status as a regulated investment company. We cannot assure shareholders that they will receive any distributions or distributions at a particular level.

We declared a $0.41 per share dividend on March 28, 2002 to our stockholders of record on April 17, 2002. We declared an aggregate dividend of $0.86 per share in December 2001 to our stockholders of record on January 22, 2002 consisting of a dividend of $0.25 per share for the fourth quarter of 2001 and an additional dividend of $0.61 per share representing the distribution of substantially all of our earnings and profits since inception through December 31, 2001, including the period after we elected to be a business development company through the effective date of our election to be a regulated investment company for tax purposes. The aggregate dividend declared in December 2001 was required for us to qualify as a regulated investment company.

Related Party Transactions

We terminated our stock option plan and adopted a restricted stock program under which we issued 1,539,851 shares of restricted common stock to employees and directors. The total number of shares issued for the termination of the option plan was based upon the Black-Scholes option-pricing model and assumptions and approved by our Board of Directors. See Notes to Consolidated Financial Statements.

Immediately prior to the initial public offering, we issued 68,930 shares of common stock for the termination of all warrants held by Wachovia Corporation related to the management buyout in 1998 without regard to exercise price. At that time, Wachovia Corporation was also a shareholder. The total number of shares issued for the termination of the warrants was based on the Black-Scholes option-pricing model and assumptions negotiated with Wachovia Corporation and approved by our Board of Directors. In addition, we have a $200 million variable series securitization facility and a $265.2 million term funding securitization agreement that were arranged by Wachovia Securities, an affiliate of Wachovia Corporation. Interest paid to an affiliate of Wachovia Corporation holding the Series 2000-1 Notes under the variable series securitization facility totaled $0.5 million for the three months ended March 31, 2002 and $4.9 million for the year ended December 31, 2001.

We made cash payments totaling $1.7 million to non-executive employees for the taxes imposed on them associated with the issuance of restricted common stock. The cash payments assumed a combined federal and state tax rate of 48% for each employee.

Additionally, in connection with the termination of our stock option plan, certain executive officers and employees purchased a portion of the 1,539,851 shares of restricted common stock at a per share price of $17.00. Those executive officers and employees issued partially non-recourse notes to us, with an aggregate face value of $5.8 million secured by approximately 1.4 million shares with a value of $23.8 million at the initial public offering price. The notes are payable at the end of a four and a half-year term, subject to acceleration, bear interest at 4.13% payable annually and are secured by all of the restricted common stock held by such employee and for some employees, for a specified time-period, additional shares of our common stock the employee owns. The notes are non-recourse as to the principal amount but recourse as to the interest. Amounts due on these loans are reflected as a reduction of stockholders’ equity in the consolidated balance sheets.

Heller Financial, Inc., a shareholder, provided our primary lending facility prior to December 28, 2001. Interest paid to Heller Financial, Inc., as agent, totaled $20.2 million for the year ended December 31, 2001. The Heller lending facility was paid off on December 28, 2001.

Critical Accounting Policies

The consolidated financial statements are based on the selection and application of significant accounting policies, which require management to make significant estimates and assumptions. We believe that the following are some of the more critical judgment areas in the application of our accounting policies that currently affect our financial condition and results of operations.

Income Recognition

Interest on commercial loans is computed by methods that generally result in level rates of return on principal amounts outstanding. It is management’s practice to cease accruing interest on commercial loans when payments are 90 days delinquent. However, management may elect to continue the accrual of interest when the estimated net realizable value of collateral is sufficient to cover the principal balance and accrued interest, and the loan is in the process of collection.

We include in income certain amounts that we have not yet received in cash, such as contracted payment-in-kind (PIK) interest, which represents contractual interest added to the loan balance and is due at the end of the loan term. PIK loans represented $17.0 million or 2.6% of our portfolio of investments as of March 31, 2002 and $14.2 million or 2.3% of our portfolio of investments as of December 31, 2001. 92.3% of the $17.0 million of PIK loans have an investment rating of 3 or better as of March 31, 2002 and 98.8% of the $14.2 million of PIK loans had an investment rating of 3 or better as of December 31, 2001. The increase in loan balances as a result of contracted PIK arrangements are separately identified on our consolidated statements of cash flows and described in Note A to our Consolidated Financial Statements.

Loan origination fees paid up front are deferred and amortized as adjustments of the related loan’s yield over the contractual life. In certain loan arrangements, warrants or other equity interests are received from the borrower as additional origination fees. The borrowers granting these interests are typically non-publicly traded companies. We record the financial instruments received at estimated fair value as determined by our Board of Directors. Fair values are estimated using various valuation models which attempt to estimate the underlying value of the associated entity. These models are then applied to our ownership share considering any discounts for transfer restrictions or other terms which impact the value. Changes in these values are recorded through our statement of operations. Any resulting discount on the loan from recordation of warrant and other equity instruments are accreted into income over the term of the loan. We had $12.8 million and $12.1 million of unearned fees as of March 31, 2002 and December 31, 2001, respectively. We recognized $1.1 million of these fees in income during the first quarter of 2002 and $4.7 million of these fees in income during 2001.

Valuation of Investments

Portfolio assets for which market prices are available are valued at those prices. However, substantially all of our assets were acquired in privately negotiated transactions and have no readily determinable market values. These securities are carried at fair value as determined by our Board of Directors under our valuation policy. The valuation committee of our Board of Directors reviews our loans and investments and will make recommendations to our Board of Directors.

As a general rule, we do not value our loans above cost, but loans will be subject to fair value write-downs when the asset is considered impaired. Substantially all of our commercial loans bear interest at LIBOR-based variable rates, which include a base index rate and a spread that changes with the overall financial and operational performance of the customer. In many cases, our loan agreements allow for increases in the spread to the base index rate if the financial or operational performance of the customer deteriorates or shows negative variances from the customer’s business plan and, in some cases, allow for decreases in the spread if financial or operational performance improves or exceeds the customer’s plan.

With respect to private equity securities, each investment is valued using industry valuation benchmarks, and then the value is assigned a discount reflecting the illiquid nature of the investment, as well as our minority, non-control position. When an external event such as a purchase transaction, public offering, or subsequent equity sale occurs, the pricing indicated by the external event will be used to corroborate our private equity valuation. Securities that are traded in the over-the-counter market or on a stock exchange generally will be valued at the prevailing bid price on the valuation date. However, restricted and unrestricted publicly traded securities may be valued at discounts from the public market value due to restrictions on sale, the size of our investment or market liquidity concerns.

Substantially all of our assets consist of securities carried at fair value as determined by our Board of Directors. Determination of fair value involves subjective judgments and the resultant values may not represent amounts at which investments could be bought or sold in an independent third party transaction and the differences could be material.

Securitization Transactions

Periodically, the Company transfers pools of loans to special purpose entities (SPEs) for use in securitization transactions. These on-balance sheet securitization transactions comprise a significant source of our overall funding, with the total face amount of the outstanding loans assumed by third parties equaling $445.1 million at March 31, 2002 and $421.1 million at December 31, 2001. On April 1, 2001, the Company adopted the requirements of SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”, which applies prospectively to all securitization transactions occurring after March 31, 2001. Adoption of SFAS No. 140 did not have a material impact on the operations or financial position of the Company. Transfers of loans have not met the requirements of SFAS No. 140 for sales treatment and are, therefore, treated as secured borrowings, with the transferred loans remaining in investments and the related liability recorded in borrowings.

Quantitative and Qualitative Disclosures about Market Risk

Interest rate sensitivity refers to the change in earnings that may result from the changes in the level of interest rates. Our net interest income is affected by changes in various interest rates, including LIBOR, prime rates and commercial paper rates. Over 90% of our loan portfolio bears interest at a spread to LIBOR, with the remainder bearing interest at a fixed rate or at a spread to a prime rate. Our interest rates on our borrowings are based on LIBOR and commercial paper rates, with the majority based on LIBOR.

We regularly measure exposure to interest rate risk. We have interest rate risk exposure mainly from the portion of the commercial loan portfolio funded using equity. Our Board of Directors assesses interest rate risk and we manage our interest rate exposure on an ongoing basis. The following table shows a comparison of the interest rate base for our outstanding commercial loans and our outstanding borrowings:

	March 31, 2002		December 31, 2001
	Commercial Loans	Borrowings	Commercial Loans	Borrowings
	(Dollars in millions)
Prime Rate	$ 23.8	$—	$31.1	$—
30-Day LIBOR	31.4	—	19.2	—
60-Day LIBOR	0.3	—	2.3	—
90-Day LIBOR	564.5	261.4	539.6	265.2
Commercial Paper Rate	—	54.6	—	22.6
Fed Funds Rate	—	22.9	—	—
Fixed Rate	23.8	—	3.8	—

Total	$643.8	$338.9	$596.0	$287.8

Based on our March 31, 2002 balance sheet, for every 100 basis point increase in interest rates, our annual interest income would increase by $6.3 million and our annual interest expense would increase by $3.4 million resulting in an increase in annual net income of $2.9 million, assuming no changes in our investments or borrowing structure. For every 100 basis point decrease in interest rates, our annual interest income would decrease by $6.3 million and our annual interest expense would decrease by $3.4 million, resulting in a decrease in annual net income of $2.9 million, assuming no changes in our investment and borrowing structure.

Based on our December 31, 2001 balance sheet, for every 100 basis point increase in interest rates, our annual interest income would increase by $5.9 million and our annual interest expense would increase by $2.7 million resulting in an increase in net income of $3.2 million, assuming no changes in our investments or borrowing structure. For every 100 basis point decrease in interest rates, our annual interest income would decrease by $5.9 million and our annual interest expense would decrease by $2.7 million, resulting in a decrease in net income of $3.2 million, assuming no changes in our investment and borrowing structure.

As a business development company, we will use a greater portion of equity to fund our business than we have in the past. Accordingly, other things being equal, increases in interest rates will result in greater increases in our net interest income and reductions in interest rates will result in greater decreases in our net interest income compared with the effects of interest rate changes on our results under the more highly leveraged capital structure we have maintained in the past.

Currently, we do not engage in hedging activities because we have determined that the cost of hedging the risks associated with interest rate changes outweighs the risk reduction benefit. We monitor this position on an ongoing basis.

SENIOR SECURITIES

Information about our senior securities is shown in the following tables as of March 31, 2002 and December 31 for the years indicated in the table, unless otherwise noted. The “—” indicates information which the Securities and Exchange Commission expressly does not require to be disclosed for certain types of senior securities. The information contained in the table for the years 1998 through 2001 has been derived from our financial statements which have been audited by Ernst & Young LLP. Ernst & Young’s report on the senior securities table is attached as an exhibit to the registration statement. See “Prospectus Summary—Where You Can Find Additional Information”.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Senior Class A Series 2000-1 Notes
1992	$—	$—	—	N/A
1993	—	—	—	N/A
1994	—	—	—	N/A
1995	—	—	—	N/A
1996	—	—	—	N/A
1997	—	—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	66,661,000	1,445	—	N/A
2001	22,585,000	2,224	—	N/A
2002 (as of March 31) (unaudited)	77,463,061	2,023	—	N/A

Senior Class A Series 2001-1 Notes
1992	$—	$—	—	N/A
1993	—	—	—	N/A
1994	—	—	—	N/A
1995	—	—	—	N/A
1996	—	—	—	N/A
1997	—	—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	229,860,000	2,224	—	N/A
2002 (as of March 31) (unaudited)	226,054,261	2,023	—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Senior Class B Series 2001-1 Notes
1992	$—	$—	—	N/A
1993	—	—	—	N/A
1994	—	—	—	N/A
1995	—	—	—	N/A
1996	—	—	—	N/A
1997	—	—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	35,363,000	2,224	—	N/A
2002 (as of March 31) (unaudited)	35,363,000	2,023	—	N/A

Senior Secured Credit Facility with Heller Financial, Inc., as Agent
1992	$—	$—	—	N/A
1993	—	—	—	N/A
1994	—	—	—	N/A
1995	—	—	—	N/A
1996	—	—	—	N/A
1997	—	—	—	N/A
1998	138,785,000	1,421	—	N/A
1999	248,217,000	1,299	—	N/A
2000	290,172,000	1,445	—	N/A
2001	—	—	—	N/A
2002 (as of March 31) (unaudited)	—	—	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)
Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)	The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it.
(4)	Not applicable because senior securities are not registered for public trading.

BUSINESS

General

We are a solutions-focused financial services company providing financing and advisory services to companies throughout the United States in the communications, information services, media and technology industry sectors. Since 1990, we and our predecessor have originated an aggregate of over $2 billion in investments in over 200 transactions, primarily in the form of senior secured commercial loans and, to a small extent, in the form of subordinated debt and equity-based investments. We intend to increase gradually our level of subordinated debt and equity-based investments. However, a substantial majority of our portfolio will continue to consist of investments in senior secured commercial loans.

Our investment objective is to achieve current income and capital gains. To meet this objective, we employ an “expert-activist” investment philosophy to identify attractive investment opportunities and develop strong customer relationships. As an expert, we are highly knowledgeable about our target markets and customers. As an activist, we work with our customers’ management teams and owners to create and execute effective capital deployment strategies. In addition, we use a “flexible funding” approach that permits adjustments to transaction terms, including pricing terms, to accommodate the shifting corporate development needs of our customers. The ongoing consulting services we also offer support our customers’ growth and risk management strategies.

We have built our portfolio through effective origination, disciplined underwriting and investment approval processes and focused portfolio management. We typically lend to and invest in companies with $5 million to $100 million in annual revenues that operate in our target industry sectors. As of March 31, 2002, our geographically diverse customer base consisted of approximately 77 companies with headquarters in 27 states and Washington, D.C. Our investment decisions are based on extensive analysis of potential customers’ business operations and asset valuations supported by an in-depth understanding of the quality of their recurring revenues and cash flow, variability of costs and the inherent value of their proprietary intangible assets and intellectual property. We have developed specialized risk management metrics, pricing tools, due diligence methodologies and data management processes that are designed to help us maximize our return on investment.

We have a loyal customer base. Of the loans we originated during 2001, 31, or approximately 39% based on dollar amounts, involved existing customers. As of December 31, 2001, approximately 52% of the companies that have been our customers for one year or more had completed two or more transactions with us and approximately 27% had completed three or more transactions with us.

As of March 31, 2002, we had outstanding commercial loans of $643.8 million, an increase of $89.3 million or 16.1% from $554.5 million at March 31, 2001 and equity investments of $19.4 million at March 31, 2002, compared to $11.7 million at March 31, 2001, an increase of $7.7 million or 65.8%. We acquire our equity investments primarily in connection with our loans, through a direct purchase or through foreclosure of a borrower’s assets or equity. For the twelve-month period ended March 31, 2002, we originated approximately $152.3 million of loans. At March 31, 2002, under applicable accounting principles as a business development company, our investments were carried at market value or fair value as determined by our Board of Directors for investments which do not have a readily determinable market value. At March 31, 2001, only marketable debt and equity securities and certain derivative securities were required to be carried at market value with the remainder carried at cost.

Corporate History and Offices

We were formed by our management and affiliates of Goldman, Sachs & Co. to purchase a loan portfolio and certain other assets from First Union National Bank in a management buyout. Our business was originally a separate division of Signet Bank, based in Richmond, Virginia, whose parent Signet Banking Corporation was acquired by First Union Corporation in 1997. This separate division was known as the media communications group. We completed the buyout from First Union National Bank on June 24, 1998. First Union Corporation changed its name to Wachovia Corporation on September 1, 2001 following the merger of Wachovia Corporation with and into First Union Corporation.

MCG Capital was organized as a Delaware corporation on March 18, 1998. In addition, on March 18, 1998 we changed our name from MCG, Inc. to MCG Credit Corporation and on June 14, 2001, we changed our name from MCG Credit Corporation to MCG Capital Corporation. Many of the members of our current management team, as well as a non-management director, are former Signet Bank senior executives. We are headquartered in Arlington, Virginia and have additional offices in Richmond, Virginia and Boston, Massachusetts.

Immediately following the completion of our initial public offering in December 2001, we became an internally managed, non-diversified closed-end investment company that elected to be regulated as a business development company under the Investment Company Act of 1940. As a business development company, we are required to meet regulatory tests, the most significant of which relate to our investments and borrowings. A business development company is required to invest at least 70% of its total assets in private or thinly traded, public U.S.-based companies. A business development company also must meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. In addition, we will elect to be taxed for federal income tax purposes as a regulated investment company under the Internal Revenue Code with the filing of our federal corporate income tax return for 2002, which election will be effective as of January 1, 2002.

Market Opportunity

Small- and medium-sized businesses are becoming more significant to the U.S. economy. At the same time, we believe that many such businesses, including our target customers, have less access to high-quality corporate financial services than in the past. We also believe this trend is likely to continue given the broad-based consolidation in the financial services industry. Our focus on selected markets with strong growth prospects, combined with our customers’ growing demand for capital and the corporate finance and consulting services we offer enhance our market opportunity.

We target only those sectors deemed attractive by our investment committee. Before we target a new industry sector or a new industry sub-sector within our existing industry sectors, our research team performs a market analysis and identifies specific operational norms and risks of that sector or sub-sector. Management, working with our credit committee, then develops our lending and investment criteria for that sector or sub-sector. We analyze new industry sub-sectors in conjunction with refining and revalidating investment approaches for our existing industry sectors. Also, on an ongoing basis, our investment committee and credit committee monitor the level of diversification within the portfolio for risk associated with sector concentration.

We currently focus on the communications, information services, media and technology industry sectors. We believe that traditional financial services providers typically lack infrastructure and dedicated expertise to focus on small- and medium-sized companies within these industries. We believe that each of these sectors has distinct characteristics in terms of risk, capital requirements, industry and general economic cycles, stage of development and rates of return. Each such sector also is characterized by ongoing consolidation and convergence and by substantial new business formation. We also believe that these sectors have a number of common features, including favorable regulatory environments, rising projected revenue growth rates, recurring revenue characteristics and enterprise values that depend significantly on intangible assets and intellectual property. As a result, we believe we have a large market opportunity in our target industry sectors. In a typical year, we estimate that we consider capital transactions with approximately 650 small- and medium-sized companies in our target industry sectors, which we believe represents approximately 10% of the companies in our target industry sectors that we monitor from time to time. We believe that there are more small- and medium-sized companies in our targeted industry sectors than the companies we monitor.

•
Communications.    Our targeted communications businesses consist of voice and data local and long distance carriers, integrated communications providers, and wireless services and infrastructure companies, including companies that operate communications towers and security alarm and monitoring systems. These businesses generally are non- or counter-cyclical. Revenues in these businesses are end-user driven and recurring in nature. We focus specifically on companies that have achieved a critical mass of customers because we strongly believe that the primary asset of communications companies is their customer base. This approach differentiates us from other lenders that focus on the potential value of equipment and other network assets as their primary source of collateral.

•
Information Services.    Our targeted information services businesses produce and deliver information-based products and services, which their customers use to generate insights and make business decisions. The information these businesses provide may be proprietary or public and is frequently delivered through paper documents, online services, magnetic tape or disks and CD-ROM. It also may be bundled with consulting services or other live events in what is known as continuous information services. These businesses are generally non-cyclical to counter-cyclical. Top performing information services companies typically price their products and services based on the utility provided to the end-user rather than the cost to produce and distribute resulting in relatively high margins. We seek companies that define their market opportunity through proprietary content-based products and services within specific industries.

•
Media.    Our targeted media businesses focus on niche, high affinity-based businesses in consumer special interest publishing, trade publishing, radio broadcasting, television broadcasting and community newspaper publishing. Revenue in these businesses is derived largely from advertising sales and therefore tends to be more cyclical. Our focus on niche, high-affinity based businesses in this sector is designed to mitigate the risk of cyclicality because those businesses tend to have more stable advertising revenues.

•
Technology.    Our targeted technology businesses provide outsourced business services in areas such as network security, network operations, application services and business-to-business transaction enabling, as well as software applications, including component middleware, enterprise software and enterprise (intra-corporate) portals. These businesses are generally moderately cyclical to non-cyclical.

Set forth below is a table showing the composition of our loan portfolio at March 31, 2002 and December 31, 2001 by industry sector at fair value.

Loan Portfolio Composition by Industry Sector
(Dollars in thousands)

	March 31, 2002			December 31, 2001
Industry Sector	# of Loans	Loans Outstanding	% of Total	# of Loans	Loans Outstanding	% of Total
Media	39	$363,607	56.5%	37	$324,992	54.5%
Communications	19	177,898	27.6	19	175,174	29.4
Information Services	9	77,270	12.0	8	70,793	11.9
Technology	3	23,706	3.7	3	23,750	4.0
Other	1	1,295	0.2	1	1,293	0.2

Total	71	$643,776	100.0%	68	$596,002	100.0%

Strategy

We seek to achieve favorable risk-adjusted rates of return in the form of current yield and capital appreciation, while maintaining strong credit quality in our asset portfolio. We believe our strong financial performance is a product of our industry knowledge and insight, effectiveness in targeting potential customers and serving them, risk-based pricing techniques and disciplined portfolio and risk management.

Our investment process is designed to achieve the following strategic objectives:

•	generate favorable risk-adjusted rates of return by delivering capital and strategic insight to enhance our customers’ enterprise value;

•	maintain sound credit and pricing practices regardless of market conditions;

•	avoid adverse investment selection by applying our expert-activist philosophy and a flexible funding approach; and

•	enhance effective risk management by utilizing an integrated team approach to customer acquisition, research, underwriting, compliance and loan servicing activities.

Expert-Activist Philosophy

Our “expert-activist” philosophy is one of the foundations of our investment process. It enables us to make lending and investment decisions quickly and confidently because we have a firm understanding of the operating characteristics of our customers’ businesses and their associated industry sectors. We enhance our detailed understanding of our targeted industry sectors through continuous engagement with existing and prospective customers. We gather and manage the knowledge and insights gained through this process using customized databases and work flow methodologies. We use this information to enhance the quality of our research and the effectiveness of our credit analysis and to refine and revalidate our investment approaches within particular sectors and sub-sectors.

We work with our customers to understand the costs and benefits of their corporate development initiatives, business opportunities, threats to their businesses and acceptable risks and returns. This understanding, together with our flexible funding approach, enables us to facilitate customers’ corporate development decisions even in cases where short-term financial performance may suffer. We believe that this approach differentiates us from most other commercial lenders and helps to create strong and long-term relationships with our customers. We believe that our approach to date also has enabled us to originate loans based on the value we help to create rather than solely on the basis of the price we charge for capital in order to achieve attractive risk-adjusted investment returns.

Operations

To achieve our goal of being the leading provider of solutions-focused financial services to companies in our target sectors, we foster a credit and business culture that strives to protect our principal and interest, generate meaningful capital gains on our equity investments and support increases in our customers’ enterprise values.

Identifying Prospective Customers

We identify and source leads through various data services, customized Internet searches, industry associations, investment bankers, accountants and lawyers. Although some customers initiate their first contact with us, we find that we generally acquire most of our customers through our own initiative. After our initial contact with a prospect, we then conduct ongoing reviews of its financial reports and corporate development activity by analyzing the source data and information regarding the prospects gathered from third-party databases, industry sector reports, trade and consumer magazines, newspapers and newsletters. We maintain the data from these sources in an internal database that not only supports the identification of potential customer opportunities, but also assists us in understanding our target industry sectors. We market on a national scale and are well-known in our primary markets. We also participate in a variety of industry associations and our employees attend and give presentations at numerous forums, conferences and meetings annually.

Research

Our unique research capabilities create the foundation for our “expert-activist” philosophy of investing and give us a competitive advantage. Our contacts with customers in our targeted industries helps us to continuously refine and validate our investment philosophy. Our research group’s function is to support and augment the business development process through the identification of attractive industry sectors and emerging trends, investment and risk analysis and marketing of our industry expertise.

Through strategic industry analysis, we update our investment perspective in our target industry sectors and develop investment hypotheses for new industry sub-sectors. Our research capabilities and findings also are valuable in attracting customers who are able to draw from our industry expertise to help refine their strategic plans, identify acquisition opportunities and set appropriate financial and operating benchmarks.

Our research department writes and distributes publications to portfolio companies, prospective customers, investors, and others to facilitate a dialogue, promote a common strategic outlook and a shared perception of industry risk and opportunity. This shared perception helps us and our customers develop mutually agreeable financing structures that mitigate risk to us and our customers. Our publications also increase our visibility within our target industry sectors and support our expert-activist investment methodology.

Our research department publishes the following reports:

•
regular comprehensive industry research reports that incorporate our investment perspectives and operational insights, which are supported by normative data and perceived best practices for our target industries;

•	Insights and Outlooks, our periodic publication that reports our views and interpretation of significant events that impact our customers and prospective customers; and

•	Transactions, our periodic newsletter, which focuses on merger and acquisition activity within our industry sectors.

In addition, our research department supports our active engagement with third-party publishers who seek articles from our professionals for their various publications and reports.

Underwriting

We have always placed primary emphasis on credit and risk analysis and incorporated the underwriting function directly into the business development process. Our underwriting team consists of investment professionals who perform due diligence, credit and corporate financial analyses, deal sponsors who possess specific industry expertise and are responsible for originating and managing the transaction, a member of our credit committee and our in-house counsel. Since we became an independent company in June 1998, our deal sponsors have led our underwriting teams in originating approximately 149 transactions with an aggregate value of approximately $800.6 million in loan commitments resulting in approximately $643.8 million in loans outstanding at fair value at March 31, 2002.

To ensure consistent underwriting, we use our sector-specific due diligence methodologies, developed over the last 10 years, which include standard due diligence on financial performance and customized analysis of the operations, systems, accounting policies, human resources and the legal and regulatory framework of a prospective customer. The members of the underwriting team work together to conduct due diligence and understand the relationships among the customer’s business plan, operations and financial performance.

As part of our evaluation of a proposed investment, the underwriting team prepares an investment memorandum for presentation to the credit committee and, in some instances, the investment committee. In preparing the investment memorandum, the underwriting team assembles information critical to the investment decision and regularly seeks information from the research department on macroeconomic viewpoints, forecasted trends and firm valuation. The investment memorandum serves as the framework for underwriting the transaction and generally consists of:

•	business description;

•	risk evaluation specific to the prospect’s business, considering the anticipated use of proceeds of our loan, and industry sector; and

•	description of capital structure and the investment risk and return characteristics.

Business Description.    The business description of a prospective customer presents the history, organization and product lines of the customer. In addition, we analyze the prospective customer’s industry sector and sub-sector, competition and market share, obsolescence and substitution risk, customers and markets served, legal and regulatory framework and technology issues. The business description also explicitly discusses unique risks associated with a proposed transaction. In particular, we analyze the following risks:

•	Sector Risk Analysis. Analysis of specific vulnerability to industry sector risk, such as industry maturity, cyclicality, profitability and seasonality trends.

•
Competitive Risks.    Analysis of the strengths and weaknesses of the prospective customer relative to its primary and secondary competitors. The factors we consider include relative pricing, product quality, customer loyalty, substitution and switching costs, brand positioning and comparative capitalization. We also assess the defensibility of a prospect’s market position and its opportunity for increasing market share.

•
Regulatory Risks.    We follow current regulatory developments in each of our targeted sectors and describe how credit and business risks have changed with the evolution of regulation and what risks are presented by existing and currently proposed regulations.

•
Customer Concentration and Market Risks.    We typically determine the values of companies in our target sectors largely based upon the stability of their customer base. We analyze the number and size of customers and their attrition rates, including the potential impact of above average customer attrition, low renewals and the risk of loss of significant customers.

•
Technology Risks.    Companies in certain sectors rely on the acquisition or development of proprietary technology for distribution, production, or administration and others rely on such technology as the products or services that they offer. We also consider the likely positive or negative effect of technological advances on the value of their services.

Financial and Customer Risk Assessment.     As part of our financial and customer risk assessment process, we try to determine comparable levels of risk across industry sectors and customers. Our financial analysis is based on an integrated financial model that is built upon the historical and projected financial performance of a prospect. The model also presents the pro forma post-funding capital structure, along with the sources and uses of funding in the proposed transaction.

Each model incorporates historical financial results and an underlying set of assumptions for operating margins, growth rates, capital structure, rates of return, working capital investment and fixed asset expenditures. A base case is prepared with assumptions provided by the customer’s management. We use alternative sets of assumptions to evaluate the prospect’s ability to support different capital structures, growth rates, margins, rates of return, and working capital and fixed asset expenditures. This integrated financial model goes beyond forecasting financial statements by incorporating cash flow coverage forecasts, covenant compliance tests, valuation matrices, and an executive summary, which details investment-specific terms. Financial risk assessment allows us to evaluate a prospect based on our pre-established risk acceptance criteria.

We also assess the intangible attributes of a transaction typically embodied in a prospect’s management’s track record, business plan, judgments about its products and other subjective characteristics that may significantly affect the ultimate risk of a transaction. This assessment entails a subjective consideration of the quantitative and qualitative attributes of a prospect considered in the context of its industry sector rather than an assessment based exclusively on past historical financial performance. Quantitative attributes we evaluate include sector-specific comparisons such as cash flow margins, product and cash flow diversification, revenue growth rates, cost structure and other operating benchmarks that are derived from historical financial statements. Qualitative attributes we evaluate may include management skill and depth, industry risk, substitution risk, cyclicality, geographic diversification, facilities infrastructure, administration requirements and product quality and ranking. Based on this assessment, we assign a low, medium or high volatility factor to the prospect.

Investment Structure.    In underwriting prospective customers, we also focus on investment structure, payment priority, collateral or asset value, tenor, and financial support from guarantors and other credit enhancements. We use loan structure to mitigate the higher risk associated with a higher volatility factor by requiring better financial and collateral coverage thresholds for those prospects. In most of our loans, we receive a perfected, first priority security interest in substantially all of our customers’ assets, which entitles us to a preferred position on payments in the event of liquidation, and a pledge of the equity by the equity owners. In addition, we structure loan covenants to assist in the management of risk. Our loan documents ordinarily include affirmative covenants that require the customers to take specific actions such as periodic financial reporting, notification of material events and compliance with laws, restrictive covenants that prevent customers from taking a range of significant actions such as incurring additional indebtedness or making acquisitions without our consent, covenants requiring the customer to maintain or achieve specified financial ratios such as cash flow leverage, interest coverage and fixed charge coverage, and operating covenants requiring them to maintain certain operational benchmarks such as minimum revenue or minimum cash flow. Our loan documents also contain customary events of default such as non-payment, breach of representation, breach of covenant, insolvency and change of control. Our direct equity investments at the time they are made are typically pari passu with or senior to the customers’ other equity securities.

Flexible Funding

We recognize that growth-oriented companies regularly make corporate development decisions that impact their financial performance, valuation and risk profile. Often these decisions can favorably impact enterprise value at the expense of short-term financial performance. Our “flexible funding” strategy allows us to adjust the return on our capital through risk-based pricing grids that account for shifts in the customer’s financial performance associated with these decisions. Our loan structures take into account our customers’ potentially varying financial performance so that customers can retain access to committed capital at different stages in their growth and development. We calculate rates of return based on a combination of up-front fees, current and deferred interest rates and residual values in the form of equity interests, such as warrants, appreciation rights or future contract payments. Our internal rates of return on invested capital and the customer’s cost of debt capital are generally highest when our customer utilizes high levels of leverage.

We believe that this method of flexible performance-based pricing allows our customers to build a long-term relationship with us, as a preferred provider. We also believe our approach presents debt as a viable alternative to raising additional equity, which permits our customers to avoid the permanently dilutive effect on existing equity holders associated with equity financing transactions.

Our loans typically include a variable interest rate component designed to reflect credit risk, which allows the interest rates our customers pay to increase or decrease automatically based on changes in their operating and financial performance. For example, if a customer fails to achieve the operating or financial performance targets set forth in the loan agreement, the interest rate payable on our loan typically increases automatically to reflect the increased credit risk. Conversely, if the customer outperforms, the interest rate payable would typically decrease to reflect our decreased credit risk. However, in such a scenario, our decrease in interest income as a result of the favorable interest rate adjustment is likely to be offset for certain loans by increases in the value of our upside investments, such as warrants, stock appreciation rights or direct equity investments.

Investment Approval Process

Our credit committee approves all of our investments, while the investment committee of our board of directors also must approve some investments. The four members of our credit committee are Bryan J. Mitchell, our Chairman and Chief Executive Officer, Steven F. Tunney, our President and Chief Operating Officer, Robert J. Merrick, our Chief Credit Officer, and B. Hagen Saville, one of our Executive Vice Presidents. Credit committee approval requires the approval of Mr. Merrick and two of the three other members of the credit committee. The investment committee of our board must approve loans to any customer exceeding $10 million and all equity investments. The members of our investment committee are Messrs. Mitchell, Tunney, Alpert, Gleberman, Millner and Merrick.

Loan Servicing

After a loan is approved and funded, the underwriting team, along with the loan administration group and the compliance administration group, remain involved in the transaction by reviewing covenant compliance and quarterly financial performance and by collecting additional industry sector data for inclusion in our databases.

Loan Administration Group.    This group administers the loans on our loan administration system and is responsible for:

•	funding the loans in accordance with the credit committee’s and, if applicable, investment committee’s approval;

•	recording the loans into our loan administration system;

•	ensuring that billing and collections are done in an accurate and timely fashion;

•	collecting on past due accounts; and

•	maintaining the collateral that is in our possession.

Compliance Administration Group.    This group tracks covenant compliance and oversees a monthly review of our critical functions to ensure adherence with our internal policies and procedures. The compliance administration staff is responsible for:

•
reviewing the credit agreement to ensure that the final loan documents reflect the terms approved by the credit committee and, if applicable, the investment committee and advising the credit committee of any deviations;

•	ensuring that the customer compliance package is prepared in accordance with the loan covenant requirements;

•	inputting the customer’s financial statements into our tracking schedules and entering the loan covenants into the covenant tracking system;

•	ensuring the mathematical accuracy of all covenant requirements;

•	reviewing the customer’s financial statements to ensure that the customer performs in accordance with our expectations;

•	reporting all covenant violations, loan amendments and covenant waivers to the credit committee;

•	plotting the customer’s actual performance against our risk acceptance criteria grids each quarter to ensure that the risk rating is still appropriate; and

•	preparing annual reviews and quarterly collateral valuation updates for each customer.

Loan Monitoring and Restructuring Procedures.    We monitor individual customer’s financial trends in order to assess the appropriate course of action for each customer and to evaluate overall portfolio quality. We closely monitor the status and performance of each individual investment on a quarterly and, in some cases, a monthly basis. Because we are a provider of long-term privately negotiated investment capital to high-growth companies, we do not believe contract exceptions, such as breaches of financial covenants or late deliveries of financial statements, are necessarily an indication of credit quality or the need to pursue remedies or an active workout of a portfolio investment.

When principal and interest on a loan is not paid within the applicable grace period, our loan administration group will contact the customer for collection. At that time, we will make a determination as to the extent of the problem, if any. We will then pursue a commitment for immediate payment and will begin to more actively monitor the investment. We will formulate strategies to optimize the resolution process and begin the process of restructuring the investment to better reflect the current financial performance of the customer. Such a restructuring may involve deferring payments of principal and interest, adjusting interest rates or warrant positions, imposing additional fees, amending financial or operating covenants or converting debt to equity. In general, in order to compensate us for any enhanced risk, we receive appropriate compensation from the customer in connection with a restructuring. During the process of monitoring a loan in default, we will in appropriate circumstances send a notice of non-compliance outlining the specific defaults that have occurred and preserving our remedies, and initiate a review of the collateral. When a restructuring is not the most appropriate course of action, we may determine to pursue remedies available under our loan documents or at law to minimize any potential losses, including initiating foreclosure and/or liquidation proceedings.

When a loan becomes 90 days or more past due, or if we otherwise do not expect the customer to be able to service its debt and other obligations, we will, as a general matter, place the loan on non-accrual status and stop recognizing interest income on that loan until all principal has been paid. However, we will make exceptions to this policy if the investment is well secured and in the process of collection. For federal income tax purposes, this interest income is included in taxable income. See “Certain U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company”.

Portfolio Overview

Our investments consist primarily of senior secured commercial loans. We intend to increase gradually our level of subordinated debt and equity-based investments. However, a substantial majority of our portfolio will continue to consist of investments in senior secured commercial loans. Some of our loans include warrants, options, success fees and other equity-like features. At March 31, 2002, our largest customer represented approximately 3.8% and our 10 largest customers represented approximately 30.3% of the total fair value of our investments, respectively. Our customer base includes primarily small- and medium-sized private companies in the communications, information services, media and technology industry sectors. The proceeds of the loans to these companies are generally used for buyouts, growth, acquisitions, liquidity, refinancings and restructurings. In addition, we have occasionally made loans to individuals who are principals in these companies where the proceeds are used by or in connection with the operations or capitalization of such companies. Our debt instruments generally provide for a contractual variable interest rate generally ranging from approximately 400 to 1400 basis points above LIBOR, in some cases, a portion of which may be deferred. The weighted average interest coupon yield of our portfolio at March 31, 2002 was 9.7%. We also intend to increase our investment in subordinated secured debt instruments, which we expect will provide for a contractual rate of interest between 14% and 25%, in some cases, a portion of which may be deferred. Our loans generally have stated maturities at origination that range from 3 to 7 years. The weighted average maturity of our entire loan portfolio at March 31, 2002 was approximately 5.6 years. The weighted average maturity of our loan portfolio excluding our investments in the newspaper sub-sector was 4.7 years. Our customers typically pay us an origination fee based on a percentage of the commitment amount, and in most instances our customers are permitted to prepay our loans without penalty. They also often pay us a fee based on any undrawn commitments.

At March 31, 2002, approximately 49% of our loans had associated warrants or an option to purchase warrants, appreciation rights or other equity interests or other provisions designed to provide us with an enhanced internal rate of return. These equity and equity-like instruments generally do not produce a current return, but are held for potential investment appreciation and capital gains. The warrants and options to purchase warrants typically are exercisable immediately and typically remain exercisable for 10 years. The exercise prices on the warrants vary from nominal exercise prices to exercise prices that are at or above the current fair market value of the equity for which we are receiving warrants. In some cases, some or all of the deferred interest may be exchanged as the exercise price for the option to purchase warrants. The equity interests and warrants and options to purchase warrants often include registration rights, which allow us to register the securities after a public offering. We intend to continue to obtain equity and equity-like instruments with similar features from our customers.

In most cases, the warrants and options to purchase warrants have a put right that requires the customer to repurchase our equity position after a specified period of time at its market value or at a formula price generally designed to approximate its market value. The warrants and options to purchase warrants also typically contain customary anti-dilution protection and preemptive rights. Many of the warrants also give us the right to obtain a seat on the customer’s board of directors if and when we exercise the warrants. The warrants and options to purchase warrants are generally freely transferable in accordance with applicable law, although some of the warrants and options to purchase warrants contain rights of first refusal and restrictions on transfers to competitors. We expect that we will generally have similar rights with respect to equity and equity-like investments we make in the future.

Investment Rating System

In addition to various risk management and monitoring tools, we also use an investment rating system to characterize and monitor our expected level of returns on each investment in our portfolio. We use the following 1 to 5 investment rating scale. Below is a description of the conditions associated with each investment rating.

Rating	Summary Description
1	Capital gain expected
2	Full return of principal and interest or dividend expected with customer performing in accordance with plan
3	Full return of principal and interest or dividend expected but customer requires closer monitoring
4	Some loss of interest or dividend expected but still expecting an overall positive internal rate of return on the investment
5	Loss of interest or dividend and some loss of principal investment expected which would result in an overall negative internal rate of return on the investment

We monitor and, when appropriate, recommend changes to investment ratings. Our president and chief credit officer review the recommendations and affirm or change the investment ratings at least quarterly.

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value, as of March 31, 2002 and December 31, 2001:

Distribution of Portfolio by Investment Rating
(dollars in thousands)

	March 31, 2002		December 31, 2001
Investments Rating	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
1	$131,056	19.8%	$135,230	21.9%
2	335,830	50.6	275,055	44.5
3	133,316	20.1	158,595	25.7
4	44,175	6.7	46,726	7.6
5	18,811	2.8	1,597	0.3

	$663,188	100.0%	$617,203	100.0%

Competition

We compete with a large number of financial services companies, including specialty and commercial finance companies, commercial banks and private mezzanine funds, and other sources of financing such as private equity funds, venture capital companies, investment banks and other equity and non-equity based investment funds. Although we do not have a direct competitor that competes in all of our product lines and geographic regions, we compete with financial services companies who target some of our chosen industry sectors or geographic areas, or who may only provide corporate finance services to larger companies. Some of the companies we have competed with in the past include community banks that are located in our customers’ and targeted prospects’ home markets. These community banks typically do not focus on our target industry sectors. We also compete against regional and national financial institutions. These include banks such as FleetBoston Financial Corporation, Union Bank of California, Comerica Bank, Silicon Valley Bank and Wells Fargo & Company; commercial finance companies such as Coast Business Credit; and finance subsidiaries of large industrial corporations such as General Electric Capital Corporation, The CIT Group and Textron Financial Corporation.

We do not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors make senior secured commercial loans with interest rates that are comparable to or lower than the rates we offer. We believe we compete based on:

•	our insight into our customers’ business needs that we derive from information, analytics and effective interaction between our customers’ decision makers and our knowledgeable professionals; and

•	our offering of capital coupled with an expanded range of corporate finance services and information products designed to enhance our customers’ business prospects.

Our Subsidiaries

We conduct some of our activities through our wholly owned subsidiaries, MCG Finance I, LLC, MCG Finance II, LLC and MCG Finance III, LLC. From time to time, MCG Finance I may originate or be the holder of certain loans and investments we make.

We originate loans and sell them to MCG Finance II, a wholly owned special purpose finance subsidiary. MCG Finance II in turn sells the loans to MCG Master Trust, a Delaware business trust we formed in connection with the securitization facility we established in June 2000. The loans MCG Finance II sells to MCG Master Trust must satisfy specific criteria, including commitment amount, sector and sub-sector concentration, expected investment performance, collateral and payment performance. These criteria are established in our loan agreements and credit policy and lending standards. These transactions are structured as on-balance sheet securitizations for accounting purposes.

We also originate loans and sell them to MCG Finance III, another wholly owned special purpose finance subsidiary. MCG Finance III in turn sells the loans to MCG Commercial Loan Trust 2001-1, a Delaware business trust we formed in connection with the securitization facility we established in December 2001. These transactions are structured as on-balance sheet securitizations for accounting purposes.

Investment Policies

Prior to our 2002 Annual Meeting of Stockholders, the following restrictions were our only “fundamental” policies, which are policies that were unable to be changed without the approval of the holders of the majority of our outstanding voting securities, as defined in the 1940 Act. See “Regulation as a Business Development Company”.

We will not:

•
act as an underwriter of securities of other issuers, except to the extent that we may be deemed an “underwriter” of securities (i) purchased by us that must be registered under the Securities Act of 1933 before they may be offered or sold to the public, or (ii) in connection with offerings of securities by our portfolio companies;

•
purchase or sell real estate or interests in real estate or real estate investment trusts, except that we may purchase and sell real estate or interests in real estate in connection with the orderly liquidation of or pursuit of remedies with respect to investments and we may own the securities of companies or participate in a partnership or partnerships that are in the business of buying, selling or developing real estate or we may own real estate for our own uses;

•	sell securities short in an uncovered position;

•
write or buy uncovered put or call options, except to the extent of options, warrants or conversion privileges in connection with our loans or other investments, and rights to require the issuers of such investments or their affiliates to repurchase them under certain circumstances;

•
engage in the purchase or sale of commodities or commodity contracts, including futures contracts, except for purposes of hedging in the ordinary course of business or where necessary in working out distressed loan or investment situations; or

•
acquire more than 3% of the voting stock of, or invest more than 5% of our total assets in any securities issued by, any other investment company, except if we acquire them as part of a merger, consolidation or acquisition of assets or if they result from a sale of a portfolio company, or otherwise as permitted under the 1940 Act.

At our 2002 Annual Meeting of Stockholders, the fundamental nature of these investment policies was eliminated. Accordingly, all of the above policies and the investment and lending guidelines set by our board of directors or any committees, including our investment objective to achieve current income and capital gains, are not fundamental. Therefore, our board may change them without notice to or approval by our stockholders, but any change may require the consent of our lenders.

Other than the restriction pertaining to the issuance of senior securities discussed earlier, the percentage restrictions on investments generally apply at the time a transaction is effected. A subsequent change in a percentage resulting from market fluctuations or any cause other than an action by us will not require us to dispose of portfolio securities or to take other action to satisfy the percentage restriction.

We will at all times conduct our business so as to retain our status as a business development company. In order to retain that status, we may not acquire any assets, other than non-investment assets necessary and appropriate to our operations as a business development company, if after giving effect to such acquisition the value of our “qualifying assets” is less than 70% of the value of our total assets. For a summary definition of “qualifying assets,” see “Regulation as a Business Development Company”.

We concentrate our investments in the communications, information services, media and technology industry sectors. From time to time, we may add new sectors or subsectors.

We may issue senior securities to the extent permitted by the 1940 Act for the purpose of making investments, as long as we meet a coverage ratio of total assets to total senior securities of at least 200% after each issuance of senior securities. Senior securities include all of our borrowings and any preferred stock we may issue in the future. See “Regulation as a Business Development Company”.

Employees

As of March 31, 2002, we employed 57 employees in our three offices, including investment and portfolio management professionals, operations professionals, legal counsel, and administrative staff. Of the 57 employees, 45 are based in our Arlington, Virginia office, 5 are based in our Boston, Massachusetts office and 7 are based in our Richmond, Virginia office. We believe that our relations with our employees are good.

Investment Adviser

We have no investment adviser and are internally managed by our executive officers under the supervision of the board of directors. Our investment decisions are made by our officers, directors and senior investment professionals who serve on our credit and investment committees, as discussed under “—Operations—Investment Approval Process” above. None of our executive officers or other employees have the authority to individually approve any investment.

Brokerage Allocation and Other Practices

Since we generally acquire and dispose of our investments in privately negotiated transactions, we rarely use brokers in the normal course of business.

Legal Proceedings

We are a party to certain legal proceedings incidental to the normal course of our business, including the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot at this time be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

PORTFOLIO COMPANIES

The following table sets forth certain information as of March 31, 2002, regarding each portfolio company in which we had a debt or equity investment. We make available significant managerial assistance to our portfolio companies. No portfolio company accounts for more than 5% of our assets. The general terms of our loans and other investments are described in “Business—Underwriting—Investment Structure”, “Business—Flexible Funding” and “Business—Portfolio Overview”. Other than these investments, our only relationships with our portfolio companies are:

•	the consulting services we provide separately to the portfolio companies indicated by footnote 5 in the table below, which services are typically ancillary to our investments; and

•	the service by our professionals on the board of directors of the portfolio companies indicated by footnote 8 in the table below.

	Nature of Its Principal Business	Title of Securities Held by the Company(1)	Percentage of Class Held on a Fully Diluted Basis(6)	Cost	Fair Value(2)
Portfolio Company				(in thousands)
The Adrenaline Group, Inc.(3) 1445 New York Avenue, N.W., 4th Floor Washington, DC 20005	Technology	Senior Debt Warrants to purchase Common Stock	— 4.6%	$750 0	$750 0

Alarm Management II LLC(3) 36528 Grand River Suite A-2 Farmington Hills, MI 48335	Security Alarms	Senior Debt	—	1,900	1,900

Amalfi Coast, L.L.C. 2323 Corinth Avenue Los Angeles, CA 90064	Broadcasting	Senior Debt	—	13,000	13,000

American Consolidated Media, Inc. 8411 Preston Road, Suite 800 Dallas, TX 75225	Newspaper	Senior Debt	—	20,000	20,000

AMI Telecommunications Corporation(3) 937 Tahoe Blvd., Suite 120 Incline Village, NV 89452	Telecommunications	Senior Debt Common Stock Preferred Stock	— 5.1% 37.5%	10,336 200 1,100	10,336 0 1,100

Badoud Enterprises, Inc.(3) 11260 Longwater Chase Court Fort Myers, FL 33908	Newspaper	Senior Debt	—	10,117	10,117

Barcom Inc. and U.S. Alarm Inc. 923 North Belt West Swansee, IL 62226	Security Alarms	Senior Debt	—	3,935	3,935

Biznessonline.com, Inc.(3) (4) (11) 1720 Route 34 PO Box 1347 Wall, NJ 07719	Telecommunications	Senior Debt Common Stock Preferred Stock Warrants to purchase Common Stock	— 7.0% 100.0% 48.3%	13,961 18 2,864 253	13,961 21 100 182

Boucher Communications, Inc.(3) 1300 Virginia Drive, Suite 400 Ft. Washington, PA 19034	Publishing	Senior Debt Stock Appreciation Rights	— —	2,400 0	2,400 281

Bridgecom Holdings, Inc.(3)(5) 116 Radio Circle, Suite 300 Mt. Kisco, NY 10549	Telecommunications	Senior Debt Warrants to purchase Common Stock	— 12.7%	21,112 0	21,112 7

Brookings Newspapers, L.L.C.(3) 211 Highway 38 East Rochelle, IL 61068	Newspaper	Senior Debt	—	3,400	3,400

BuyMedia Inc.(9) 462 Danbury Road Milton, CT 06897-2126	Radio Advertising Selling Service	Warrants to purchase Common Stock	1.5%	0	0

Cambridge Information Group, Inc.(3)(5) 7200 Wisconsin Avenue Bethesda, MD 20814	Information Services	Senior Debt	—	16,484	16,484

	Nature of Its Principal Business	Title of Securities Held by the Company(1)	Percentage of Class Held on a Fully Diluted Basis(6)	Cost	Fair Value(2)
Portfolio Company				(in thousands)
CCG Consulting, LLC(12) 6811 Kenilworth Avenue, Suite 302 Riverdale, MD 20737	Consulting	Senior Debt Warrants to purchase membership interest in LLC Option to purchase additional equity	— 21.8% 5.6%	$1,295 0 0	$1,295 276 0

Community Media Group, Inc.(3) 805 South Logan West Frankfort, IL 62896	Newspaper	Senior Debt	—	13,505	13,505

Connective Corp.(4)(9) 250 West 57th Street, Suite 1514 New York, NY 10107	Publishing	Common Stock	1.2%	57	2

Corporate Legal Times L.L.C. West Randolph Street, Suite 500E Chicago, IL 60611	Publishing	Senior Debt Warrants to purchase membership interest in LLC	— 20.0%	4,876 153	4,876 87

Costa De Oro Television, Inc. 2323 Corinth Avenue Los Angeles, CA 90064	Broadcasting	Senior Debt	—	5,013	5,013

Country Media, Inc. 1317 West 42nd Street Scottsbluff, NE 69361	Newspaper	Senior Debt Common Stock	— 6.3%	7,835 100	7,835 230

Creatas, L.L.C.(3) 6000 N. Forest Park Drive Peoria, IL 61614	Information Services	Senior Debt LLC Interest	— 20.0%	13,771 100	13,771 465

Creative Loafing, Inc.(3) 750 Willoughby Way Atlanta, GA 30312	Newspaper	Senior Debt	—	16,930	16,930

Crescent Publishing Company LLC Overlook Executive Park, Suite 1-C 109 Laurens Road Greenville, SC 29607	Newspaper	Senior Debt	—	13,820	13,820

Dowden Health Media, Inc. 110 Summit Avenue Montvale, NJ 07645	Publishing	Senior Debt	—	1,400	1,400

Edgell Communications, Inc.(3) 4 Middlebury Blvd. Randolph, NJ 07869-1111	Publishing	Senior Debt	—	470	470

Eli Research, Inc. 2327 Englert Drive, Suite 202 Durham, NC 27713	Information Services	Senior Debt Warrants to purchase Common Stock	— 3.0%	9,700 0	9,700 0

The e-Media Club, LLC 402 Maple Avenue Vienna, VA 22180	Media Investment Group	LLC Interest	0.8%	90	90

Executive Enterprise Institute, LLC(3)(8) Two Shaw’s Cove, Suite 103 New London, CT 10010	Business Conferences	LLC Interest	15.0%	301	167

Fawcette Technical Publications Holdings(3) 209 Hamilton Avenue Palo Alto, CA 94301	Publishing	Senior Debt Warrants to purchase Common Stock	— 22.9%	16,155 519	16,155 446

Financial Technologies Holdings, Inc.(3) 22 Cortland Street New York, NY 10007	Technology	Senior Debt Warrants to purchase Common Stock	— 4.2%	20,500 0	20,500 0

Halcyon Business Publications, Inc. 400 Post Avenue, Suite 304 Westbury, NY 11590	Publishing	Senior Debt	—	183	183

I-55 Internet Services, Inc. 211 E. Thomas Street Hammond, LA 70401	Telecommunications	Senior Debt Warrants to purchase Common Stock	— 7.5%	3,518 0	3,518 0

	Nature of Its Principal Business	Title of Securities Held by the Company(1)	Percentage of Class Held on a Fully Diluted Basis(6)	Cost	Fair Value(2)
Portfolio Company				(in thousands)
IDS Telecom LLC 1525 Northwest 167th St., Suite 200 Miami, FL 33169	Telecommunications	Senior Debt Warrants to purchase membership interest in LLC	— 11.0%	$ 17,451 375	$17,451 740

Images.com, Inc. 16 West 19th Street New York, NY 10011	Information Services	Senior Debt	—	2,775	2,775

Information Today 143 Old Mariton Pike Medford, NJ 08055	Information Services	Senior Debt	—	7,500	7,500

Intellisec Holdings, Inc(3)(9) 420 Santa Monica Blvd., Suite 610 Santa Monica, CA 90401	Security Alarms	Senior Debt Warrants to purchase Common Stock	— 5.2%	14,381 0	11,981 0

Jeffrey A. Stern(9) 2329 S. Purdue Avenue Los Angeles, CA 90064	Publishing	Senior Debt	—	93	93

JMP Media, L.L.C. 3131 North University Street Peoria, IL 61604-1386	Broadcasting	Senior Debt	—	15,911	15,911

Joseph C. Millstone 1525 Northwest 167th Street, Suite 200 Miami, FL 33169	Telecommunications	Senior Debt	—	500	500

The Joseph F. Biddle Publishing Company(3) 325 Penn Street Huntington, PA 16652	Newspaper	Senior Debt	—	13,157	13,157

Kings III of America, Inc., North America 751 Canyon Drive, Suite 100 Coppell, TX 75019	Security Alarms	Senior Debt	—	4,998	4,998

The Korea Times Los Angeles, Inc. 4525 Wilshire Blvd. Los Angeles, CA 90010	Newspaper	Senior Debt	—	11,818	11,818

Manhattan Telecommunications Corporation(3) 44 Wall Street, 14th Floor New York, NY 10005	Telecommunications	Senior Debt Warrants to purchase Common Stock	— 17.5%	23,390 754	23,390 1,513

McGinnis-Johnson Consulting, LLC 130 W. Superior Street Duluth, MN 55802	Newspaper	Subordinated Debt	—	7,921	7,921

Media Central LLC/Primedia 1230 Avenue of the Americas, 16th Floor New York, NY 10020	Publishing	Senior Debt	—	10,000	10,000

Midwest Towers Partners, LLC(3) 11950 West Lake Park Drive, Suite 200 Milwaukee, WI 53224	Telecommunications Towers	Senior Debt	—	16,463	16,463

Miles Media Group, Inc.(3) 3675 Clarke Road Sarasota, FL 34233-2358	Publishing	Senior Debt Warrants to purchase Common Stock	— 14.6%	7,850 20	7,850 322

Minnesota Publishers, Inc.(3) 914 E. Channing Avenue Fergus Falls, MN 56537	Newspaper	Senior Debt	—	14,250	14,250

Murphy McGinnis Media, Inc.(3) 130 W. Superior Street Duluth, MN 55802	Newspaper	Senior Debt	—	14,000	14,000

NBG Radio Networks, Inc.(3)(4)(5)(13) 520 SW Sixth Avenue, Suite 750 Portland, OR 97204	Broadcasting	Senior Debt Warrants to purchase Common Stock	— 25.2%	6,348 0	6,348 0

	Nature of Its Principal Business	Title of Securities Held by the Company(1)	Percentage of Class Held on a Fully Diluted Basis(6)	Cost	Fair Value(2)
Portfolio Company				(in thousands)
Netplexus Corporation 10201 Lee Highway Fairfax, VA 22030	Technology	Senior Debt Preferred Stock Warrants to purchase Common Stock	— 51.0% 8.3%	$3,456 766 0	$2,456 0 0

New Century Companies, Inc.(4)(9) 2329 S. Purdue Avenue Los Angeles, CA 90064	Other	Common Stock Preferred Stock Warrants to purchase Common Stock	2.9% 11.9% 0.6%	157 0 0	245 35 23

nii communications, Inc.(3)(14) 1717 North Loop 1604 East, Suite 250 San Antonio, TX 78232	Telecommunications	Senior Debt Common Stock Warrants to purchase Common Stock	— 3.1% 35.4%	6,276 400 747	6,276 92 525

New Northwest Broadcasters, Inc.(3) 15405 S.E. 37th Street, Suite 130 Bellevue, WA 98006	Broadcasting	Senior Debt	—	10,883	10,883

Newsletter Holdings, LLC(3) 1750 Old Meadow Road, #300 McLean, VA 22102	Publishing	Senior Debt	—	1,200	1,200

NOW Communications, Inc.(3) 1695 Hight Street, Suite B Jackson, MS 39202	Telecommunications	Senior Debt Warrants to purchase Common Stock	— 10.0%	4,442 0	4,442 0

Pacific-Sierra Publishing, Inc. 303 North G Street Merced, CA 95341	Newspaper	Senior Debt	—	24,215	24,215

Pfingsten Publishing, LLC(3) 330 N. Fourth Street, 2nd Floor St. Louis, MO 63102	Publishing	Senior Debt	—	10,300	10,300

Powercom Corporation(3) 1807 N. Center Street PO Box 638 Beaver Dam, WI 53916-0638	Telecommunications	Senior Debt Warrants to purchase Common Stock	— 9.6%	3,920 139	3,920 51

R.R. Bowker LLC 121 Chanion Road New Providence, NJ 07974	Information Services	Senior Debt Warrants to purchase Common Stock	— 14.0%	15,000 882	15,000 617

Rising Tide Holdings LLC(3) 307 West 36th Street, 10th Floor New York, NY 10018	Publishing	Senior Debt Warrants to purchase membership interest in LLC	— 6.5%	3,085 0	1,585 0

Robert N. Snyder 7200 Wisconsin Avenue Bethesda, MD 20814	Information Services	Senior Debt	—	1,300	1,300

Sabot Publishing, Inc.(3) 301 Concourse Blvd., Suite 240 Glen Allen, VA 23059	Publishing	Senior Debt	—	9,800	9,800

	Nature of Its Principal Business	Title of Securities Held by the Company(1)	Percentage of Class Held on a Fully Diluted Basis(6)	Cost	Fair Value(2)
Portfolio Company				(in thousands)
Stonebridge Press, Inc.(3) 25 Elm Street Southbridge, MA 01550	Newspaper	Senior Debt	—	$5,299	$5,299

Sunshine Media Corp.(3) 1540 E. Maryland Avenue, Suite 200 Phoenix, AZ 85014	Publishing	Senior Debt LLC Interest Class A Warrants to purchase membership interest in LLC Class B	— 12.8% 100.0%	12,947 500 0	12,947 540 0

Talk America Holdings, Inc.(3)(4)(5) 12020 Sunrise Valley Drive, Suite 250 Reston, VA 20191	Telecommunications	Senior Debt Common Stock Warrants to purchase Common Stock	— 1.7% 0.7%	17,500 1,150 25	17,500 592 0

TGI Group, LLC 737 Pearl Street, Suite 201 La Jolla, CA 92037	Information Services	Senior Debt Warrants to purchase membership interest in LLC	— 5.0%	7,590 126	7,590 23

THE Journal, LLC 17501 E. 17th Street, Suite 230 Tustin, CA 92780	Publishing	Senior Debt	—	3,229	2,133

Tower Resource Management, Inc.(3) 979 South High Street Columbus, OH 43206	Telecommunications Towers	Senior Debt Warrants to purchase Common Stock	— 7.1%	1,593 0	1,593 0

21st Century Newspapers, Inc. 48 West Huron Street Pontiac, MI 48342	Newspaper	Subordinated Debt Warrants to purchase Common Stock	— 1.1%	20,000 452	20,000 452

Unifocus, Inc.(3) 3150 Premier Drive, Suite 120 Irving, TX 75063	Information Services	Senior Debt Warrants to purchase Equity	— 15.0%	3,150 139	3,150 351

UMAC, Inc.(8)(9)(10) 731 Market Street, 2nd Floor San Francisco, CA 94193	Publishing	Common Stock	100.0%	8,745	5,245

ValuePage Holdings, Inc.(3) 2510 Lakeland Terrace, Suite 200 Jackson, MS 39216	Telecommunications	Senior Debt	—	13,105	8,472

VS&A-PBI Holding LLC(3) 350 Park Avenue New York, NY 10022	Publishing	Senior Debt LLC Interest	— 0.8%	12,375 500	12,375 0

WirelessLines, Inc.(3) 1653 S. La Cienega Blvd. Los Angeles, CA 90035	Telecommunications	Senior Debt Warrants to purchase Common Stock	— 5.0%	6,150 0	6,150 0

Witter Publishing Corporation 84 Park Avenue Flemington, NJ 08822	Publishing	Senior Debt Warrants to purchase Common Stock	— 10.7%	2,725 87	2,725 92

Working Mother Media, Inc.(7)(8) 135 West 50th St. New York, NY 10020	Publishing	Senior Debt Preferred Stock Common Stock	— 97.8% 51.0%	7,218 4,499 1	7,218 4,499 1

Wyoming Newspapers, Inc.(3) 211 Highway 38 East Rochelle, IL 61068	Newspaper	Senior Debt	—	12,475	12,475

(1)	Some of the warrants listed are structured as options to purchase warrants. Such options are freely exercisable by us at any time.
(2)	Fair value refers to market value or fair value, as appropriate.
(3)	Some of the listed securities are issued by affiliates of the listed portfolio company.
(4)	This is a public company.
(5)	We provide consulting services to this portfolio company.
(6)
The “percentage of class held on a fully diluted basis” represents the percentage of the class of security we may own assuming we exercise our warrants or options (whether or not they are in-the-money) and assuming that warrants, options or convertible securities held by others are not converted. We have not included any security which is subject to significant vesting contingencies. Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted. The percentage was calculated based on outstanding share information as of March 31, 2002 (i) in the case of private companies, provided by that company, and (ii) in the case of public companies, provided by that company’s most recent public filings with the Securities and Exchange Commission.

(7)
In August 2001, we foreclosed on the assets of MacDonald Communication Corporation and transferred them to Working Mother Media, Inc. (formerly WMAC, Inc.), a majority owned subsidiary of MCG Finance I, LLC (formerly MCG Finance Corporation).

(8)	We hold a board position(s) in this portfolio company.
(9)	Non-income producing.
(10)	In September 2001, we foreclosed on the assets of Upside Media, Inc. and transferred them to UMAC, Inc., a wholly owned subsidiary of MCG Finance I, LLC (formerly MCG Finance Corporation).
(11)	Biznessonline.com, Inc. is a Delaware corporation.
(12)	CCG Consulting, LLC is a limited liability company organized under the laws of the State of Maryland.
(13)	NBG Radio Networks, Inc. is a Nevada corporation.
(14)	nii Communications, Inc. is a Delaware corporation.

DETERMINATION OF NET ASSET VALUE

We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding. At the time of this offering, we do not have any preferred stock outstanding.

Portfolio assets for which market prices are available are valued at those prices. However, substantially all of our assets were acquired in privately negotiated transactions and have no readily determinable market values. They are carried at fair value as determined by our board of directors under our valuation policy. The valuation committee of our board of directors reviews our loans and investments and makes recommendations to our board of directors.

As a general rule, we do not value our loans above cost, but loans are subject to depreciation events when the asset is considered impaired. Also, our valuation of our equity securities may increase if circumstances warrant. With respect to private equity securities, each investment is valued using industry valuation benchmarks, and then the value is assigned a discount reflecting the illiquid nature of the investment, as well as our minority, non-control position. When an external event such as a purchase transaction, public offering, or subsequent equity sale occurs, the pricing indicated by the external event is used to corroborate our private equity valuation. Securities that are traded in the over-the-counter market or on a stock exchange generally are valued at the prevailing bid price on the valuation date. However, restricted and unrestricted publicly traded securities may be valued at discounts from the public market value due to restrictions on sale, the size of our investment or market liquidity concerns.

Substantially all of our assets consist of securities carried at fair value determined by our board of directors. Determination of fair value involves subjective judgments and the resultant values may not represent amounts at which investments could be bought or sold in an independent third party transaction, and the difference could be material.

MANAGEMENT

Our board of directors is responsible for managing our business and affairs and supervises the management of our company. The responsibilities of each director include, among other things, the oversight of the loan and investment approval process, the quarterly valuation of our assets, and oversight of our financing arrangements. Our board of directors maintains an audit committee, compensation committee, an investment committee, a nominating committee and a valuation committee.

Our officers and senior investment professionals manage our portfolio. Although these investment professionals do not have any experience managing a business development company or a regulated investment company, they do have extensive experience in managing investments in private small- and medium-sized businesses in the communications, information services, media and technology industry sectors and in diverse geographic locations, and are knowledgeable about our approach to lending and investing. Our lending decisions for loans up to $10 million are made by our credit committee, which includes some members of our board of directors. Our investment committee of our board of directors makes lending decisions with respect to loans exceeding $10 million and all decisions relating to equity investments. No one person is primarily responsible for making recommendations to a committee and no one person has the authority to approve any investment. Because we are internally managed, we have not entered into any advisory agreement and pay no investment advisory fees to any outside investment adviser, but instead we pay the operating costs associated with employing investment management professionals.

Structure of Board of Directors

Our restated certificate of incorporation provides that our board of directors will be no less than five directors and no greater than eleven directors. In addition, our bylaws require the affirmative vote of 75% of the entire board of directors to fix the number of directors at more than eleven or less than seven so long as any of GS Capital Partners II, L.P., Vestar Capital Partners IV, L.P. or Soros Private Equity Partners LLC continues to beneficially own at least five percent of our outstanding shares of common stock at all times. These bylaws permit the board of directors to fix the number of directors within this range. Our restated certificate of incorporation permits the board of directors to elect directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director. Our board of directors is classified into three approximately equal classes with three-year terms, with the term of one of the classes expiring each year. At each annual meeting of stockholders, the successors of directors whose terms will then expire will be elected to serve from the time of their election and qualification until the third annual meeting following their election. This classification of the board of directors may have the effect of delaying or preventing a change of control or of management of our company. There are no family relationships between any of our directors or officers.

Directors

Information regarding our board of directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Bryan J. Mitchell(1)	41	Chairman & Chief Executive Officer	1998	2005
Steven F. Tunney(1)	41	Director, President, Chief Operating Officer, and Treasurer	1999	2004
Robert J. Merrick(1)	57	Director, Chief Credit Officer	1998	2005
Norman W. Alpert	43	Director	2000	2004
Jeffrey M. Bucher	69	Director	2001	2003
Kenneth J. O’Keefe	47	Director	2001	2003
Joseph H. Gleberman(1)	44	Director	1998	2004
Wallace B. Millner, III	62	Director	1998	2005
Michael A. Pruzan	37	Director	2000	2003

(1)	Denotes an “interested person” of the Company as defined in the Investment Company Act of 1940.

Each director has the same address as MCG, 1100 Wilson Boulevard, Suite 800, Arlington, Virginia 22209.

Executive Officers

Each executive officer has the same address as MCG, 1100 Wilson Boulevard, Suite 800, Arlington, VA 22209. Information regarding our executive officers is as follows:

Name	Age	Position
Bryan J. Mitchell	41	Chairman of the Board of Directors and Chief Executive Officer
Steven F. Tunney	41	President, Chief Operating Officer and Treasurer
B. Hagen Saville	41	Executive Vice President, Business Development
Robert J. Merrick	57	Chief Credit Officer
Samuel G. Rubenstein	40	Executive Vice President, General Counsel and Secretary
Janet C. Perlowski	43	Chief Financial Officer

Biographical Information

Current Directors

Interested Directors

Messrs. Mitchell, Tunney and Merrick are interested persons as defined in the Investment Company Act of 1940 due to their positions as officers of the Company. Mr. Gleberman is an interested person as defined in the Investment Company Act of 1940 due to his affiliation with Goldman, Sachs & Co., a beneficial owner of more than 5% of our outstanding shares.

Bryan J. Mitchell has served as our Chief Executive Officer since 1998 and as the Chairman of our board of directors since May 2001. Mr. Mitchell has served as a member of our board of directors since 1998 and also served as our President from 1998 to May 2001. From 1997 to 1998, Mr. Mitchell was a Senior Vice President for First Union National Bank. From 1988 to 1997, Mr. Mitchell was employed by Signet Bank where he served as a Senior Vice President. Mr. Mitchell serves on the board of managers of MCG Finance I, MCG Finance II and MCG Finance III. Mr. Mitchell earned a B.A. in Economics from Syracuse University.

Steven F. Tunney has served as our President since May 2001, as our Assistant Secretary since February 2000 and as our Chief Operating Officer and Treasurer since 1998. Prior to that, he served as our Chief Financial Officer and Secretary from 1998 to 2000. Mr. Tunney has been a member of our board of directors since 1999. From 1997 to 1998, Mr. Tunney was employed at First Union National Bank where he served as a Vice President. From 1996 to 1997, Mr. Tunney was employed at Signet Bank where he served as a Vice President. From 1989 to 1996, he was employed at Cambridge Information Group, Inc., a publishing and information services company, as Chief Financial Officer. Mr. Tunney serves on the board of managers of MCG Finance I, MCG Finance II and MCG Finance III. Mr. Tunney is also a director of UMAC, Inc., Working Mother Media, Inc. and Executive Enterprise Institute, LLC. Mr. Tunney earned a B.A. in Business Administration from Towson State University.

Robert J. Merrick has served as our Chief Credit Officer since 1998. Mr. Merrick has been a member of our board of directors since 1998. Mr. Merrick was employed at Signet Bank where he served as Executive Vice President and Chief Credit Officer from 1985 to 1997. Mr. Merrick serves on the board of directors of CRIIMI MAE, Inc. He earned an A.B. in Economics from Yale University and a Master of Science in Administration from George Washington University.

Joseph H. Gleberman has been a member of our board of directors since 1998. Mr. Gleberman has been a Managing Director of Goldman, Sachs & Co., an investment banking firm, since 1996. From 1990 to 1996, Mr. Gleberman was a Partner of Goldman, Sachs & Co. Mr. Gleberman serves as a director of aaiPharma, Inc., Dade Behring Holdings, Inc. and BackWeb Technologies Ltd. He earned a B.A. in Engineering and an M.A. in Economics from Yale University and an M.B.A. from the Stanford University Graduate School of Business.

Independent Directors

The following directors are considered independent for purposes of the Investment Company Act of 1940.

Norman W. Alpert has been a member of our board of directors since 2000. Mr. Alpert has served as a Managing Director and founding partner of Vestar Capital Partners since 1988. Mr. Alpert serves on the board of directors of Aearo Corp., Advanced Organics, Inc., Remington Products, LLC, Cluett American Corp. and Siegelgale Holdings, Inc., all companies in which Vestar Capital Partners has a significant equity interest. Mr. Alpert earned an A.B. in American History from Brown University.

Jeffrey M. Bucher has been a member of our board of directors since November 2001. Since 2001, Mr. Bucher has been employed at Kozusko Lahey Harris, LLP, a law firm, where he is of counsel. From 1999 to 2000, Mr. Bucher was employed at Lillick & Charles, LLP (currently Nixon Peabody LLP), a law firm where he was a partner. From 1993 to 1999, Mr. Bucher was employed at Bryan Cave, LLP, a law firm, where he was of counsel. From 1972 to 1976, Mr. Bucher served as a Member of the Board of Governors of the Federal Reserve System. He serves on the board of directors of Mizuho Corporate Bank of California. Mr. Bucher earned an A.B. in Psychology from Occidental College and a J.D. from Stanford University School of Law.

Kenneth J. O’Keefe has been a member of our board of directors since November 2001. Since July 2001, Mr. O’Keefe has been a private investor. From 2000 to 2001, Mr. O’Keefe was employed by Clear Channel Communications, Inc., a diversified media company, where he served as President and Chief Operating Officer of the Clear Channel Radio Group. From 1999 to 2000, Mr. O’Keefe was employed by AMFM, Inc., a radio broadcasting company, where he served as President and Chief Operating Officer until its merger with Clear Channel. From 1997 to 1999, Mr. O’Keefe was employed by Chancellor Media Corporation, a predecessor company to AMFM, Inc., as Executive Vice President—Operations. From 1996 to 1997, Mr. O’Keefe was employed by Evergreen Media Corporation, a predecessor corporation to Chancellor Media, as Executive Vice President—Operations and served on the company’s board of directors. Mr. O’Keefe received his A.B. in Economics from Brown University.

Wallace B. Millner, III has been a member of our board of directors since 1998 and served as Chairman of our board from 1998 through May 2001. From 1973 to 1997, Mr. Millner served in various executive positions at Signet Banking Corporation, a bank holding company, including Vice Chairman and Chief Financial Officer. Mr. Millner serves on the board of directors of the Richmond Symphony Foundation, 1708 Gallery, and the Virginia Museum of Fine Arts Foundation. Mr. Millner earned a B.A. in Economics and English from Davidson College and an M.B.A. from the University of North Carolina—Chapel Hill.

Michael A. Pruzan has been a member of our board of directors since 2000 and previously served as a director from 1998 to 1999. Mr. Pruzan has served as a Partner at Soros Private Equity Partners since 1999. Prior to joining Soros, Mr. Pruzan spent over eleven years at Goldman, Sachs & Co. in Mergers and Acquisitions, Equity Capital Markets and most recently in Principal Investments. Mr. Pruzan serves on the board of directors of First International Asset Management, Inc., InStar Services Group, Inc., Nextec Applications, Inc., Nusign Industries, LLC, Onvoy, Inc., Raleigh Cycle Limited, and R.V.I. Guaranty Co., Ltd. Mr. Pruzan earned a B.A. in Mathematical-Economics from Wesleyan University.

Executive Officers Who Are Not Directors

B. Hagen Saville has served as our Executive Vice President of Business Development since 1998. From 1997 to 1998, Mr. Saville was employed at First Union National Bank where he served as a Vice President. From 1994 to 1997, Mr. Saville was employed at Signet Bank where he served as Vice President. Mr. Saville serves on the board of managers of MCG Finance I, MCG Finance II, and MCG Finance III. As of April 2002, Mr. Saville serves on the board of directors of AMI Telecommunications Corporation which is one of our portfolio companies. Mr. Saville earned a B.A. in Economics from Washington College, an M.B.A. from the College of William and Mary and a M.S. in Real Estate Finance from New York University.

Samuel G. Rubenstein has served as our Executive Vice President, General Counsel and Secretary since 2000. From 1993 to 2000, Mr. Rubenstein was employed at Bryan Cave, LLP, a law firm, where he was a partner since 1996. Mr. Rubenstein serves on the board of managers of MCG Finance I, MCG Finance II and MCG Finance III. Mr. Rubenstein earned a B.B.A. in Data Processing and Analysis from the University of Texas at Austin and a J.D. from the George Washington University National Law Center.

Janet C. Perlowski has served as our Chief Financial Officer since 2000 and prior to that as our Controller from 1998 to 2000. From 1983 to 1998, Ms. Perlowski was employed at Signet Bank where she served as Senior Vice President from 1994 to 1998. Ms. Perlowski earned a B.B.A. in Accounting from the College of William and Mary.

Committees of the Board of Directors

Our board of directors has established an audit committee, a compensation committee, an investment committee, a nominating committee and a valuation committee.

The audit committee recommends the selection of our independent public accountants, reviews with such independent pubic accountants the planning, scope and results of their audit of our financial statements and the fees for services performed, reviews with the independent public accountants the adequacy of internal control systems, reviews our annual financial statements and reviews our audit reports and financial statements. The audit committee currently consists of Messrs. Millner, O’Keefe and Bucher. The audit committee held one meeting during 2001.

The compensation committee determines the compensation for our officers based upon recommendations from management. The compensation committee administers our restricted stock arrangements with our officers and employees. The compensation committee consists of three directors. Each of GS Capital Partners II, L.P.,

Vestar Capital Partners IV, L.P. or Soros Private Equity Partners LLC is entitled to nominate to the board of directors for consideration one nominee to the compensation committee, subject to applicable qualification requirements, as long as such investor continues to beneficially own at least five percent of our outstanding shares of common stock at all times. The approval of at least 75% of the members of the board of directors is required to change the aggregate number of directors serving on the compensation committee (and other aspects of the compensation committee bylaws) as long as any of GS Capital Partners II, L.P., Vestar Capital Partners IV, L.P. or Soros Private Equity Partners LLC continues to beneficially own at least five percent of the Company’s outstanding shares of common stock at all times. The compensation committee currently consists of Messrs. Alpert, Gleberman and Pruzan. The compensation committee did not meet during 2001 but acted by written consent five times.

The investment committee must approve loans to any customer exceeding $10 million and all equity investments. The investment committee currently consists of Messrs. Mitchell, Tunney, Alpert, Gleberman, Millner and Merrick. The investment committee met eight times during 2001.

The nominating committee consists of three directors who are interested persons under the 1940 Act and three directors who are not interested persons under the 1940 Act. The three directors who are not interested persons under the 1940 Act shall act as a subcommittee of the nominating committee. The nominating committee nominates to the board of directors for consideration candidates for election as directors to the board of directors, except that the subcommittee is solely responsible for selecting and nominating to the board of directors for consideration candidates for election as directors to the board of directors who are not interested persons under the 1940 Act. This subcommittee is also responsible for selecting director nominees who are not interested persons under the 1940 Act from among the directors for service on the nominating committee and the subcommittee. The nominating committee (or the subcommittee in the case of any director who is not an interested person of the Company) is required to consider at least one person designated to serve as a director by GS Capital Partners II, L.P., Vestar Capital Partners IV, L.P. or Soros Private Equity Partners LLC as long as such investor continues to beneficially own at least five percent of our outstanding shares of common stock at all times. The nominating committee is also responsible for identifying replacements for Messrs. Mitchell, Merrick, Tunney or Saville, if at any time any such officer is no longer employed by us. The approval of at least 75% of the members of the board of directors is required to change the aggregate number of directors serving on the nominating committee or the subcommittee (and other aspects of the nominating committee bylaws) as long as any of GS Capital Partners II, L.P., Vestar Capital Partners IV, L.P. or Soros Private Equity Partners LLC continues to beneficially own at least five percent of the Company’s outstanding shares of common stock at all times. The current members of the nominating committee are Messrs. Gleberman, Alpert, Pruzan, Millner, Mitchell and Tunney, and the current members of the subcommittee are Messrs. Alpert, Pruzan and Millner. The board of directors in its entirety acting as the nominating committee met one time during 2001, and the subcommittee met one time during 2001.

The valuation committee establishes guidelines and makes recommendations to our board of directors regarding the valuation of our loans and investments. The current members of the valuation committee are Messrs. Bucher, Millner, Pruzan and Tunney. The board of directors in its entirety acting as the valuation committee met two times during 2001.

EXECUTIVE COMPENSATION

Compensation of Executive Officers and Directors

Under Securities and Exchange Commission rules applicable to business development companies, we are required to set forth certain information regarding the compensation of certain of our executive officers and directors. The following table sets forth compensation earned by our directors and our three highest paid executive officers (collectively, they are known as “Compensated Persons”) in all capacities during the year ended December 31, 2001.

COMPENSATION TABLE

Name and Position	Aggregate Compensation from the Company(1)		Restricted Stock($)(2)		Pension or Retirement Benefits Accrued as Part of the Company’s Expenses(1)	Directors Fees Paid by the Company
Bryan J. Mitchell(3)	$657,976		$6,182,781	(4)	—	$—
Chairman of the Board and Chief Executive Officer
Steven F. Tunney(3)	617,976		4,999,326	(5)	—	—
President, Chief Operating Officer, Treasurer and Director
B. Hagen Saville	552,976		4,028,167	(6)	—	—
Executive Vice President
Wallace B. Millner, III	98,065	(7)	80,223	(8)	—	178,288	(7)(8)
Director
Robert J. Merrick(3)	269,851		743,546	(9)	—	—
Chief Credit Officer and Director
Norman W. Alpert	—		—		—	—
Director
Jeffrey M. Bucher(10)	—		34,000		—	34,000	(12)
Director
Joseph P. DiSabato(11)	—		—		—	—
Director
Joseph H. Gleberman(3)	—		—		—	—
Director
Todd N. Khoury(11)	—		—		—	—
Director
Kenneth J. O’Keefe(10)	—		34,000		—	34,000	(12)
Director
Michael A. Pruzan	—		—		—	—
Director

(1) The	following table provides detail as to aggregate cash compensation for 2001 as to our three highest paid executive officers:

	Salary	Bonus	Employer 401(k) Contributions
Mr. Mitchell	$292,676	$350,000	$15,300
Mr. Tunney	277,676	325,000	15,300
Mr. Saville	222,676	315,000	15,300

Each executive’s salary includes $2,000 of compensation to be applied to cover benefits costs and the taxable portion of payments made under his group term life insurance policy. Each executive’s bonus includes his entire bonus earned during 2001. A portion of the bonuses were deferred by each executive under our deferred compensation plan. The total amount of compensation deferred by Messrs. Mitchell, Tunney and Saville in 2001 was $0, $32,500 and $0, respectively.

The amounts listed under “Employer 401(k) Contributions” for each executive include $5,100 in matching contributions and $10,200 in additional discretionary contributions.
(2)
During 2001 no options were granted to compensated persons. Upon our election to be regulated as a business development company, we terminated our option plan and the grants thereunder. In connection with the termination of the plan, we issued 1,539,851 shares of restricted common stock with an aggregate fair market value of approximately $27.4 million as of December 31, 2001, to our employees and directors under our restricted stock plan prior to becoming a business development company. These employees and directors have all the rights of common stockholders in connection with these shares of restricted stock, including the right to vote the shares and to receive dividends. See “Restricted Stock Awards” and “Employment Agreements” for a discussion of the terms and conditons of the restricted stock, including forfeiture restrictions. The value of the restricted stock awards in the table is the value of the stock on the date of grant ($17.00).

(3)	Denotes an “interested person” of the Company as defined in the Investment Company Act of 1940.
(4)
Mr. Mitchell held 363,693 shares of restricted stock with a fair market value of $6,473,735 as of December 31, 2001. See “Restricted Stock Awards.” Mr. Mitchell holds 53,317 shares of Tier I restricted common stock, 92,413 shares of Tier II restricted common stock and 217,963 shares of Tier III restricted common stock.

(5)
Mr. Tunney held 294,078 shares of restricted stock with a fair market value of $5,234,588 as of December 31, 2001. See “Restricted Stock Awards.” Mr. Tunney holds 39,817 shares of Tier I restricted common stock, 75,928 shares of Tier II restricted common stock and 178,333 shares of Tier III restricted common stock.

(6)
Mr. Saville held 236,951 shares of restricted stock with a fair market value of $4,217,728 as of December 31, 2001. See “Restricted Stock Awards.” Mr. Saville holds 39,303 shares of Tier I restricted common stock, 58,944 shares of Tier II restricted common stock and 138,704 shares of Tier III restricted common stock.

(7)	Mr. Millner received the total fee of $178,288 as the result of his duties in 2001 as the former Chairman of our board of directors and of the audit, compensation and investment committees.
(8)	Mr. Millner held 4,719 shares of restricted stock with a fair market value of $83,998 as of December 31, 2001, which he received for his services as a director. See “Restricted Stock Awards.”
(9)
Mr. Merrick held 43,738 shares of restricted stock with a fair market value of $778,536 as of December 31, 2001. See “Restricted Stock Awards.” Mr. Merrick holds 6,638 shares of Tier I restricted common stock, 11,130 shares of Tier II restricted common stock and 25,970 shares of Tier III restricted common stock.

(10)	These individuals were appointed to serve on our board of directors on November 19, 2001.
(11)	These individuals resigned from our board of directors in connection with our initial public offering.
(12)	Consists only of restricted stock awards granted during 2001. Such awards are also included in the column titled “Restricted Stock.”

  Compensation of Directors

Our board of directors will determine the amount of any fees, whether payable in cash or shares of common stock, and expense reimbursements that directors will receive for attending meetings of the board of directors or committees of the board. None of our non-employee directors other than Mr. Millner, the former Chairman of our board of directors, received any compensation from us for the year ended December 31, 2001. Directors who are our employees do not receive additional compensation for service as a member of our board of directors.
In connection with their service on our board of directors, Messrs. Millner, Bucher and O’Keefe each received 2,000 shares of common stock in 2001.

Restricted Stock Awards

Upon our election to be regulated as a business development company, we terminated our stock option plan and the option grants made thereunder. In connection with the termination of our stock option plan, we issued 1,539,851 shares of our common stock, which are restricted, to our employees and directors under our restricted stock plan prior to becoming a business development company. These employees and directors have all the rights of common stockholders in connection with these shares of restricted stock, including the right to vote the shares and to receive dividends. The total number of shares issued for the termination of the stock option plan was based upon the Black-Scholes option-pricing model and assumptions approved by our board of directors.

As of March 31, 2002, with respect to 276,054 of the total shares of restricted common stock, the forfeiture provisions will lapse as to one-tenth of such shares initially granted to an employee at the end of each of the ten consecutive calendar year quarters beginning April 1, 2002 so long as that employee remains employed by us on the applicable date. As of March 31, 2002, with respect to 63,797 of the total shares of restricted common stock (together with the 276,054 shares, the “Tier I restricted common stock”), forfeiture restrictions no longer apply. As of June 11, 2002, 4,590 shares of Tier I restricted common stock are no longer outstanding under the terms of the restricted stock agreement due to cancellations and forfeitures in connection with terminations of employment.

As of March 31, 2002, with respect to 437,500 of the total shares of restricted common stock, the forfeiture provisions will lapse as to one-fourteenth of such shares initially granted to an employee at the end of each of the fourteen consecutive calendar year quarters beginning April 1, 2002 so long as that employee remains employed by us on the applicable date. As of March 31, 2002, with respect to 62,500 of the total shares of restricted common stock (together with the 437,500 shares, the “Tier II restricted common stock”), forfeiture restrictions no longer apply. As of June 11, 2002, 3,321 shares of Tier II restricted common stock are no longer outstanding under the terms of the restricted stock agreement due to cancellations and forfeitures in connection with terminations of employment.

674,030 of the total shares of restricted common stock will be subject to two independent forfeiture conditions, one relating to employment status and the other relating to total return to stockholders. 25,970 shares of restricted common stock held by Mr. Merrick (together with the 674,030 shares, the “Tier III restricted common stock”) are not subject to the forfeiture condition related to total return-based criteria, but will be subject to the forfeiture condition related to employment status. Our compensation committee also is required to take action for a forfeiture to occur if the total return-based criteria are not met.

Pursuant to the first forfeiture condition, all shares granted to an employee generally will be forfeited unless the employee is still employed by us on September 30, 2005. Pursuant to the second forfeiture condition, the forfeiture provisions will lapse as to 25% of the total amount of shares of Tier III restricted common stock granted to an employee if at the end of the relevant period the following two criteria are met:

•	a total return of 20% for the period beginning on December 4, 2001 and ending on December 31, 2002 and of 15% for each of the three 12-month periods beginning October 1, 2002; and

•	at the end of each of the second, third and fourth periods described above, an average of the total returns since December 4, 2001 of at least 10%.

If both of the foregoing return-based criteria are not met in a particular period, the shares will not be subject to forfeiture for that reason if the average of the total returns for such period and all prior periods is at least 20%, although the employment status forfeiture condition would still apply. Moreover, if at the end of any of the four periods described above the average of the total returns since December 4, 2001 through the end of such period is at least 10% and also results in the average of the total returns for each of the prior periods being at least 10%, the forfeiture provisions will lapse as to the total amount of shares for all prior periods for which the first return-based criterion described above is satisfied but the second return-based criterion described above is not satisfied. Once the criteria are met for a particular period, the Tier III restricted common stock allocable to that period is no longer subject to forfeiture unless the employee is not still employed by us on September 30, 2005 or unless a change in control takes place.

“Total return” is calculated assuming an investor purchases one share on the first day of each period, receives dividends in cash throughout the period (assuming no reinvestment for purposes of this calculation), and sells that share on the last day of the period at a price that is the average of the closing sales price of the common stock on the last 10 trading days of the applicable period (including the last trading day of the applicable period). The “total return” for the Tier III restricted common stock held by Messrs. Mitchell, Saville and Tunney will be calculated with an assumed starting point for each period equal to the higher of $22 or the average of the closing sales price of the common stock on the last 10 trading days of the prior period. In addition, if the total return-based criteria are not met, the Tier III restricted common stock will not be forfeited unless our compensation committee determines that all or some portion of the stock will be forfeited based on factors it deems relevant at that time.

The restricted common stock also will be subject to various provisions relating to the lapsing of the forfeiture provisions in the event of termination of employment, death or disability. In addition, upon a change of control of MCG Capital, all forfeiture restrictions will lapse with respect to Tier I and Tier II restricted common stock, and except for Messrs. Mitchell, Saville and Tunney, all forfeiture restrictions will lapse with respect to Tier III restricted common stock held by employees. Upon a change in control of MCG Capital, the forfeiture restrictions applicable to Tier III shares of restricted common stock held by Messrs. Mitchell, Saville and Tunney will lapse with respect to (A) the Tier III shares of restricted common stock for which the above described performance based criteria were satisfied prior to the date of the change in control transaction, and (B) the greater of (i) one-third of the Tier III shares of restricted common stock for which the above described performance based criteria were not satisfied prior to the date of the change in control transaction so long as the consideration paid (in whatever form) to MCG Capital shareholders in the change of control transaction is at least $22 per share of common stock or (ii) the Tier III shares of restricted common stock for which the above described performance based criteria were not satisfied prior to the date of the change in control transaction but for which the above described performance based criteria would be deemed to be satisfied after taking into account the consideration paid to the MCG Capital shareholders in the change in control transaction; provided, however, if the change in control occurs due to changes to the majority of the incumbent board as defined in the restricted stock agreements, the forfeiture restrictions applicable to one-third of the Tier III shares of restricted common stock for which the above described performance based criteria were not satisfied prior to the date of the change in control transaction will lapse so long as none of the individuals who were members of the incumbent board and are affiliated with GS Capital Partners II, L.P., Vestar Capital Partners IV, L.P. or Soros Private Equity Partners LLC vote for the new board of directors or, in the event any such individual vote for the new board of directors, the forfeiture restrictions applicable to all of such Tier III shares of restricted common stock will lapse.

In connection with the termination of the stock option plan, some of our employees and directors purchased a portion of the 1,539,851 shares of the restricted common stock at $17.00 per share with promissory notes. See “Certain Relationships and Transactions—Loans to and Other Agreements with our Executive Officers.’’

For Tier I, Tier II, and Tier III (for which no return-based criteria apply) restricted common stock, compensation expense, equal to the value of the shares at the grant date, will be recorded for accounting purposes over the term of the forfeiture provisions. In addition, dividends on these shares will be recorded for accounting purposes as compensation expense if the shares serve as collateral for the notes described above.

Compensation expense will not be recorded on the Tier III restricted common stock (with return-based criteria) until it becomes probable that the return-based criteria will be met or the forfeiture provisions will not be invoked. Compensation expense will be recorded for accounting purposes based on the fair market value of our common stock at the time it becomes probable that the return-based criteria will be met or the forfeiture provisions will not be invoked. Depending on the fair market value of our common stock at that time, the impact of this compensation expense could be material. In addition, dividends on shares of Tier III restricted common stock will be recorded for accounting purposes as compensation expense until such time it becomes probable that the return-based criteria will be met or the forfeiture provisions will not be invoked and the shares are no longer collateral for the notes described above.

In addition, there are other outstanding loans to management which are collateralized by other shares of common stock held by management. Dividends on these shares will also be recorded for accounting purposes as compensation expense until such time as the loans are repaid or the shares are released as collateral.

Employment Agreements

We entered into new employment agreements with Messrs. Mitchell, Tunney, and Saville on November 28, 2001. The term of each agreement is four years. The term will end earlier if the executive resigns, is disabled, dies or is terminated by us for any reason. However, in the event of a change in control (as defined in the employment agreements) during the last year of the agreement, the employment agreements will not expire for a period of twelve months after the occurrence of the change in control so long as either the executive agrees to such extension or all of the executive’s restricted stock becomes immediately non-forfeitable.

The employment agreements for Messrs. Mitchell, Tunney, and Saville provide for an annual base salary as described below. In addition, the executives are entitled to participate in any incentive compensation program instituted by us. The agreements also provide for employee benefits available to other employees of MCG Capital and the reimbursement of out-of-pocket expenses. The agreements also, in a number of circumstances, govern the forfeiture restrictions with respect to the restricted stock issued to these executives in connection with the termination of our stock option plan. See “—Restricted Stock Awards” for a description of the general terms of the shares of restricted common stock. Messrs. Mitchell, Tunney and Saville are paid initial base salaries and own shares of restricted stock as follows:

Name	Initial Annual Base Salary	Number of Restricted Shares
		Tier I	Tier II	Tier III
Bryan J. Mitchell	$290,000	53,317	92,413	217,963
Steven F. Tunney	$275,000	39,817	75,928	178,333
B. Hagen Saville	$220,000	39,303	58,944	138,704

Pursuant to the employment agreement, if an executive’s employment is terminated by us for cause or by disability, death or by the executive (other than for “good reason” as defined in his employment agreement), the executive would be entitled to receive, among other things, his accrued but unpaid base salary, bonuses, reimbursable expenses and benefits. In addition, the executive will generally forfeit any shares of Tier I, Tier II and Tier III restricted common stock as to which the forfeiture restrictions have not lapsed, with certain exceptions. If Messrs. Tunney or Saville cease employment due to death or disability, a certain portion of their Tier I, Tier II and Tier III shares of restricted common stock will become immediately non-forfeitable. If Mr. Mitchell’s employment terminates due to death or disability, all of his shares of restricted common stock will become immediately non-forfeitable. In addition, Messrs. Tunney and Saville will be the beneficiaries of life insurance and disability insurance policies in amounts sufficient to cover their outstanding loans to the Company.

If an executive terminates his employment for good reason (as defined in his employment agreement), or if we terminate his employment other than for cause (as defined in his employment agreement), death or disability, the executive will be entitled to receive, among other things, two times the sum of his highest annual base salary in the then current year or during the prior three years and his average bonus for the past three years, paid in 24 equal monthly installments. In addition, the executive will be entitled to receive his accrued but unpaid base salary, bonuses, reimbursable expenses and benefits. The executive will be entitled to receive benefits under any group health and life insurance for two years after termination. If termination occurs after a change in control, the executive will be entitled to base salary and benefits under group health and life insurance plans in effect immediately prior to the change in control, if greater. Moreover, if the executive terminates his employment for good reason, or if we terminate the executive’s employment other than for cause, death or disability or without a vote of more than 50% of the number of directors constituting the entire board of directors, the forfeiture restrictions on all of the Tier I, Tier II and Tier III shares of restricted common stock will immediately lapse. If we terminate the executive’s employment other than for cause, death or disability, but with a vote of more than 50% of the number of directors constituting the entire board of directors, the forfeiture restrictions on all the Tier I and a certain portion of Tier II and Tier III shares of restricted common stock will immediately lapse. “Good reason” includes, among other things, (i) certain changes in the executive’s status, title, position or responsibilities, (ii) a reduction in the executive’s base salary not proportionally applicable to all employees, or (iii) if Mr. Mitchell or Mr. Tunney is not reelected to our board of directors.

If the executive does not enter into a new or an amended employment agreement upon a change in control, the term of the agreement will end and the executive will be entitled to receive, among other things, two times the sum of his highest annual base salary in the then current year or during the prior three years and his average bonus for the past three years, paid in 24 equal monthly installments. In addition, the executive will be entitled to receive his accrued but unpaid base salary, bonuses, reimbursable expenses and benefits. The executive will be entitled to receive benefits under any group health and life insurance plans for two years after termination. However, if the change in control occurs during the last year of the agreement, the employment agreements shall not expire for a period of twelve months after the occurrence of the change in control so long as either the executive agrees to such extension or all of the executive’s restricted stock becomes immediately non-forfeitable. In such case, the executive will not be entitled to any further payments or benefits.

In the event of a change of control, the forfeiture provisions in an executive’s Tier I, Tier II, and Tier III shares of restricted common stock lapse in varying degrees. See “—Restricted Stock Awards.”

The employment agreement prohibits the executive, during his employment with us and for a period of two years after the executive’s termination of employment for any reason, from soliciting any of our employees, clients and certain prospective clients. The employment agreement also prohibits the executive, during his employment with us and for a period two years after the executive’s termination of employment for any reason, other than as a result of expiration of the term, from engaging in any business or activity that competes with us. The agreement also requires that the executives protect our confidential information. If the executive or his subsequent employer successfully challenges the enforceability of the non-compete and/or non-solicitation provisions of the employment agreement, then the severance amount and the severance period, including the severance benefit period, will be reduced proportionately to the time period that such non-compete and non-solicitation restrictions actually remain in effect.

An executive will also be entitled to receive payments in the amount of any excise tax imposed under Sections 4999 and 280G of the Internal Revenue Code of 1986, as amended, as a result of a change of control in accordance with Section 280G.

Messrs. Mitchell, Tunney and Saville currently have loans outstanding to us with respect to prior purchases of stock. See “Certain Relationships and Transactions—Loans to and Other Agreements with our Executive Officers”.

Deferred Compensation Plan

During 2000, we created a deferred compensation plan for key executives which allows eligible employees to defer a portion of their salary and bonus to an unfunded deferred compensation plan that we manage. Our managing directors and certain employees are eligible to participate in the plan. Contributions to the plan earn interest at a rate of 2% over our internal cost of funds rate, as defined by the plan. The plan became effective on October 1, 2000.

Bonus Awards

We pay discretionary cash bonus awards to our employees annually. The awards have been based on individual performance. The total amount of awards made annually has varied depending on our financial results and other factors that our compensation committee has deemed appropriate. We intend to continue this arrangement under the terms and conditions that our compensation committee will determine.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material United States federal income tax considerations applicable to us and to an investment in our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws including a stockholder who received our common stock through the grant of restricted stock or otherwise as compensation, tax-exempt organizations, insurance companies, real estate investment trusts, dealers in securities, pension plans and trusts and financial institutions. This summary assumes that investors hold the common stock as capital assets. The discussion is based upon the Internal Revenue Code, Treasury Regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate and gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of common stock who is any one of the following:

•	a citizen or resident of the United States;

•	a corporation, partnership or other entity created in or organized under the laws of the United States or any political subdivision thereof;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust subject to the supervision of a court within the United States and the control of a United States person.

A Non-U.S. stockholder is a beneficial owner of common stock that is not a U.S. stockholder for U.S. federal income tax purposes. An individual may be treated as a resident of the United States in any calendar year for U.S. federal income tax purposes, instead of as a nonresident, by, among other ways, being present in the United States on at least 31 days in that calendar year and for an aggregate of at least 183 days during a three-year period ending in the current calendar year. For purposes of this calculation, you would count all of the days present in the current year, one-third of the days present in the immediately preceding year and one-sixth of the days present in the second preceding year. U.S. residents are taxed for U.S. federal income purposes as if they were U.S. citizens.

Tax matters are very complicated and the tax consequences to you of an investment in us will depend on the facts of your particular situation. We encourage you to consult your own tax advisor regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, your eligibility for the benefits of a tax treaty and the effect of any possible changes in the tax laws.

Regulated Investment Company Status

Through December 31, 2001, we were subject to tax as an ordinary corporation under Subchapter C of the Internal Revenue Code. We will elect to be treated as a “regulated investment company” or “RIC” under Subchapter M of the Internal Revenue Code with the filing of our federal corporate income tax return for 2002, which election will be effective as of January 1, 2002. As a RIC, we generally will not have to pay corporate taxes on any income we distribute to our stockholders as dividends, which will allow us to substantially reduce or eliminate our corporate-level tax liability.

One requirement to qualify as a RIC is that, by December 31, 2002, we must eliminate the earnings and profits accumulated while we were taxable under Subchapter C. We declared in the fourth quarter of 2001, and paid to our stockholders in the first quarter of 2002, a cash dividend of $0.86 per share, representing substantially all of our accumulated earnings and profits for the period from our inception through December 31, 2001. The dividend is in addition to the dividends we intend to pay (or be deemed to have distributed) during 2002 equal to our net income for 2002.

As of January 1, 2002 we held substantial assets (including intangible assets not reflected on the balance sheet, such as goodwill) with “built-in gain”, which are assets whose fair-market value as of the date of the election exceed their tax basis. In general, a corporation that converts from taxation under Subchapter C to taxation as a RIC must recognize all of its built-in gain. Alternatively, the corporation may elect to pay corporate level tax on any of the net built-in gains it recognizes within 10 years after the effective date of its election to be treated as a RIC. Any such corporate level tax is payable at the time those gains are recognized (which, generally, will be the years in which we sell the built-in gain assets in a taxable transaction). We intend to make this election. Based on the assets we currently anticipate selling within the ten year period beginning January 1, 2002 and ending December 31, 2011, we expect we may have to pay a built-in gain tax of up to $1.1 million at current corporate tax rates. The amount of this tax will vary depending on the assets that are actually sold by us in this 10-year period and tax rates. Under newly issued Treasury Regulations, recognized built-in gains and losses will generally retain their character as capital gain or ordinary income. Recognized built-in gains and losses that are ordinary income will be included in our investment company taxable income and we must distribute to our stockholders at least 90% of any such built-in gains recognized within the 10 year period, net of the corporate taxes paid by us on the built-in gains. Any such amount distributed will be taxable to stockholders as an ordinary dividend. Recognized built-in gains and losses within the 10 year period, net of taxes, that are capital gains will be distributed or deemed distributed to our stockholders. Any such amount distributed or deemed distributed will be taxable to stockholders as a capital gain. See discussion below under “Treatment of Pre-Conversion Built-in Gain”.

Taxation as a Regulated Investment Company

If we:

•	qualify as a RIC, and

•
distribute each year to stockholders at least 90% of our “investment company taxable income” (which is defined in the Internal Revenue Code generally as ordinary income plus net short-term capital gains over net long-term capital losses) (the “90% distribution requirement”), we will not be subject to U.S. federal income tax on the portion of our income we distribute to stockholders other than any built-in gain recognized between January 1, 2002 and December 31, 2011.

We will be subject to a 4% nondeductible U.S. federal excise tax to the extent we do not distribute (actually or on a deemed basis) 98% of our income (both ordinary income and net capital gains). The excise tax will apply to the excess of 98% of our income over the amount of income actually (or deemed) distributed to our stockholders.

We generally will endeavor in each taxable year to avoid any U.S. federal excise taxes on our earnings. As discussed below, we can satisfy the requirement to distribute 98% of our net capital gain by making a deemed distribution of this amount. (We cannot make deemed distributions of our ordinary income.) We will, however, be subject to U.S. federal income tax at the regular corporate rate on any income or capital gain not actually distributed to our stockholders.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	continue to qualify as a business development company under the 1940 Act;

•
derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities (known as the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year

•
at least 50% of the value of our assets consists of cash, cash items, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer, and

•
no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable Internal Revenue Code rules, by us and are engaged in the same or similar or related trades or businesses (known as the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount, we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We also may have to include in income other amounts that we have not yet received in cash, such as payment-in-kind interest and deferred loan origination fees that are paid after origination of the loan or are paid as non-cash compensation such as warrants or stock. Additionally, we will have to include in income amounts previously deducted with respect to certain restricted stock granted to our employees, if such stock is forfeited. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in the amount of that non-cash income in order to satisfy the 90% Distribution Requirement, even though we will not have received any cash representing such income.

If we fail to satisfy the 90% Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our income will be subject to corporate-level tax, reducing the amount available to be distributed to our stockholders, and all of our distributions to our stockholders will be characterized as ordinary income (to the extent of our current and accumulated earnings and profits). In contrast, as is explained below, after January 1, 2002, our corporate-level tax should be substantially reduced or eliminated, and a portion of our distributions or deemed distributions may be characterized as long-term capital gain in the hands of stockholders.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the 90% Distribution Requirement.

Treatment of Pre-Conversion Built-in Gain

In general, a corporation that converts from taxation under Subchapter C to taxation as a RIC must recognize the net built-in gain in its assets at the time the RIC election becomes effective and pay a corporate level tax on all of that gain, which currently is assessed at a maximum rate of 35%. Alternatively, in lieu of immediate gain recognition and tax, the corporation may elect to pay corporate level tax on the amount of net built-in gain it recognizes between January 1, 2002 and December 31, 2011. Any such corporate level tax is payable at the time those gains are recognized (which, generally, will occur when the built-in gain assets are sold or disposed of in a taxable transaction). We intend to make this election.

As of January 1, 2002, we held substantial assets (including intangible assets not reflected on the balance sheet, such as goodwill) with “built in gain”, which are assets whose fair market value on the date of the election exceed their tax basis.

Based on the assets we currently anticipate selling within the ten year period beginning January 1, 2002 and ending December 31, 2011, we expect we may have to pay a built-in gain tax of up to $1.1 million at current corporate tax rates. The amount of this tax will vary depending on the assets that are actually sold by us in this 10-year period and tax rates. Under newly issued Treasury Regulations, recognized built-in gains and losses will generally retain their character as capital gain or ordinary income. Recognized built-in gains and losses that are ordinary income will be included in our investment company taxable income and we must distribute to our stockholders at least 90% of any such built-in gains recognized within the 10 year period, net of the corporate taxes paid by us on the built-in gains. Any such amount distributed will be taxable to stockholders as an ordinary dividend. Recognized built-in gains and losses within the 10 year period, net of taxes, that are capital gains will be distributed or deemed distributed to our stockholders. Any such amount distributed or deemed distributed will be taxable to stockholders as a capital gain.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Distributions of our net capital gains properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains regardless of the U.S. stockholder’s holding period for his or her common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such U.S. stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.

Under the opt in dividend reinvestment plan, if a U.S. stockholder owns shares of common stock registered in its own name, the U.S. stockholder can have all cash distributions automatically reinvested in additional shares of common stock if the U.S. stockholder enrolls in our dividend reinvestment plan by delivering an authorization form to our dividend paying agent prior to the record date of the next dividend or distribution. (We currently intend to pay only our ordinary income distributions in cash.) See “Dividend Reinvestment Plan”. Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

We intend to retain some or all of our capital gains, but to designate the retained amount as a “deemed distribution”. In that case, among other consequences, we will pay corporate-level tax on the retained amount, each U.S. stockholder will be required to include his or her share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit or refund equal to its allocable share of the corporate-level tax we pay on the retained capital gain. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his or her common stock. Since we expect to pay tax on any retained capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain dividend and such excess generally may be claimed as a credit or refund against the U.S. stockholder’s other U.S. federal income tax obligations. A U.S. stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant tax year.

We will be subject to the alternative minimum tax (“AMT”), but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect the stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, the Company intends in general to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances.

For purposes of determining (i) whether the 90% distribution requirement is satisfied for any year and (ii) the amount of capital gains dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made and any capital gain dividend will be treated as a capital gain dividend to the U.S. stockholder. Any dividend declared by us in October, November, or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

You should consider the tax implications of buying common stock just prior to a distribution. Even if the price of the common stock includes the amount of the forthcoming distribution, you will be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in your common stock.

As indicated above, one requirement to qualify as a RIC is that, by the end of our first taxable year as a RIC, we must eliminate the earnings and profits accumulated while we were taxable under Subchapter C. We paid to our stockholders in the first quarter of 2002 a cash dividend representing substantially all of our accumulated earnings and profits for the period from our inception through December 31, 2001. See “Price Range of Common Stock and Distributions”.

You may recognize taxable gain or loss if you sell or exchange your common stock. The amount of the gain or loss will be measured by the difference between your adjusted tax basis in your common stock and the amount of the proceeds you receive in exchange for such stock. Any gain or loss arising from or, in the case of distributions in excess of earnings and profits, treated as arising from the sale or exchange of common stock generally will be a capital gain or loss. This capital gain or loss normally will be treated as a long-term capital gain or loss if you have held your common stock for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or exchange of common stock held for six months or less generally will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received, or treated as deemed distributed, with respect to such stock and, for this purpose, the special rules of Section 852(b)(4)(C) of the Internal Revenue Code generally apply in determining the holding period of such stock.

In general, individual U.S. stockholders currently are subject to a maximum U.S. federal income tax rate of 20% on their net long-term capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in the common stock. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service. Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction.

Backup withholding may apply to taxable distributions on the common stock with respect to certain non-corporate U.S. stockholders. Such U.S. stockholders generally will be subject to backup withholding unless the U.S. stockholder provides its correct taxpayer identification number and certain other information, certified under penalties of perjury, to the dividend paying agent, or otherwise establishes an exemption from backup withholding. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability, provided the proper information is provided to the Internal Revenue Service.

Taxation of Non-U.S. Stockholders

Whether an investment in our common stock is appropriate for a Non-U.S. person will depend upon that person’s particular circumstances. Non-U.S. persons should consult their tax advisors before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. In that case, we will not have to withhold U.S. federal withholding tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust and such entities are urged to consult their own tax advisors. Any distributions of any pre-conversion built-in gains recognized between January 1, 2002 and December 31, 2011 (as discussed under “—Treatment of Pre-Conversion Built-In Gain” above) that are ordinary income will also be taxable to Non-U.S. stockholders in the same manner as distributions of our investment company taxable income.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder (including any distributions of any pre-conversion built-in gains recognized between January 1, 2002 and December 31, 2011 that are capital gains), and gains realized by a Non-U.S. stockholder upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, is attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States; or, the Non-U.S. individual stockholder was present in the U.S. for 183 days or more during the taxable year, and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we currently intend to do), a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the corporate-level tax we pay on the capital gains deemed to have been distributed but, in order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in our stock may not be appropriate for a Non-U.S. stockholder.

Under our opt in dividend reinvestment plan, if a Non-U.S. stockholder owns shares of common stock registered in its own name, the Non-U.S. stockholder can have all cash distributions automatically reinvested in additional shares of common stock if it enrolls in our dividend reinvestment plan by delivering an authorization form to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan”. If the distribution is a distribution of our “investment company taxable income” and it is not effectively connected with a U.S. trade or business of the Non-U.S. stockholder, the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in common shares. If the distribution is effectively connected with a U.S. trade or business of the Non-U.S. stockholder, generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The Non-U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. stockholder’s account.

A Non-U.S. stockholder who is a nonresident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or the Non-U.S. stockholder otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local, and foreign tax, consequences of an investment in our common stock.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

A business development company is regulated by the 1940 Act. It is a unique kind of investment company that primarily focuses on investing in or lending to small private companies and making managerial assistance available to them. A business development company may use capital provided by public stockholders and from other sources to invest in growing small businesses. A business development company provides stockholders the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits of investing in privately owned small- and medium-sized companies.

As a business development company, we may not acquire any asset other than “qualifying assets” unless, at the time we make the acquisition, the value of our qualifying assets represent at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business are:

•
Securities of an eligible portfolio company that are purchased in transactions not involving any public offering. An eligible portfolio company is defined under the 1940 Act to include any issuer that:

•	is organized and has its principal place of business in the United States,

•	is not an investment company or a company operating pursuant to certain exemptions under the 1940 Act other than a small business investment company wholly owned by a business development company, and

•	does not have any class of publicly traded securities with respect to which a broker may extend margin credit;

•
Securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants, or rights relating to those securities; and

•	Cash, cash items, government securities, or high quality debt securities (as defined in the 1940 Act), maturing in one year or less from the time of investment.

To include certain securities described above as qualifying assets for the purpose of the 70% test, a business development company must offer to make available to the issuer of those securities significant managerial assistance such as providing guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We will offer to provide managerial assistance to each portfolio company.

As a business development company, we are required to meet a coverage ratio of the value of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. We may also be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the Securities and Exchange Commission.

We maintain a code of ethics that establishes procedures for personal investments and restricts certain transactions by our personnel. Our code of ethics generally does not permit investments by our employees in securities that may be purchased or held by us. The code of ethics is filed as an exhibit to the registration statement of which this prospectus is a part.

You may read and copy the code of ethics at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-202-942-8090. In addition, the code of ethics is available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. You may obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company. We do not anticipate any substantial change in the nature of our business.

DIVIDEND REINVESTMENT PLAN

We have adopted an “opt in” dividend reinvestment plan. Under the plan, if a stockholder owns shares of common stock registered in its own name, the stockholder can have all cash distributions automatically reinvested in additional shares of common stock if it enrolls in our dividend reinvestment plan by delivering an authorization form to our dividend paying agent prior to the record date of the next dividend or distribution. Authorization forms and additional information may be obtained at any time by written request to American Stock Transfer & Trust Company (“AST”), our dividend paying agent, by telephoning (877) 842-1583 or via AST’s web site www.investpower.com. A stockholder also may terminate participation in the plan at any time by delivering notice to the dividend paying agent in writing, by telephoning AST or via AST’s web site before the record date of the next dividend or distribution. When a participant withdraws from the plan, the dividend paying agent, at the participant’s direction, will either issue certificates for whole shares of common stock credited to the participant’s account and a cash payment for any fractional share of common stock credited to the account or sell the shares in the open market.

Your ability to participate in our dividend reinvestment plan may be limited if the shares of common stock you own are registered in the name of a broker or other nominee. A nominee may preclude beneficial owners from participating in the dividend reinvestment plan. If you wish to participate in a dividend reinvestment plan, you may need to register your shares of common stock in your own name. In addition, some nominees may offer their own dividend reinvestment program for our shares. If you own shares registered in the name of a nominee, you should contact the nominee for details.

When we pay a cash dividend, stockholders who are participants in the plan will receive the equivalent of the amount of the dividend (net of any taxes required to be withheld) in shares of our common stock. If the market price per share of common stock on the day preceding the dividend payment date equals or exceeds the net asset value per share on that date, then we will issue new shares of common stock to participants at the greater of net asset value or 95% of the market price on the day preceding the dividend payment date. Such new shares will be issued on the dividend payment date.

If the market price per share of common stock on the day preceding the dividend payment date is less than the net asset value per share on that date, then the dividend paying agent will buy shares in the open market. If, before the dividend paying agent has completed its purchases, the market price exceeds the net asset value of a share of common stock, the average price per share paid by the dividend paying agent may exceed the net asset value per share on the day preceding the dividend payment date, resulting in the acquisition of fewer shares than if the dividend had been paid in shares newly issued by us. In the case of shares purchased by the dividend paying agent in the open market, the dividend paying agent will apply all cash received on account of a dividend as soon as practicable, but in no event later than 30 days after the payment date of the dividend, except to the extent necessary to comply with applicable provisions of the federal securities laws. For purposes of determining how many shares are credited to each participant’s account, the price of each share will be deemed to be the weighted average price of all the shares purchased by the dividend paying agent in the open market plus such participant’s share of any brokerage commissions incurred with respect to the dividend paying agent’s open market purchases. The additional shares will have a new holding period for tax purposes commencing on the date following the date on which the shares are credited to the participant’s accounts.

For purposes of determining whether the shares will be newly issued shares or shares purchased in the open market, the market price of our common stock on a particular dividend payment date is the average for the five preceding trading days of the last sales price on Nasdaq. Net asset value per share of common stock on a particular dividend payment date is as determined by or on behalf of the Company.

The dividend paying agent will maintain all stockholder accounts in the plan and furnish written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Common stock in the account of each plan participant will be held by the dividend paying agent in non-certificated form in the name of the participant, unless the participant requests in writing certificates for a specified number of shares credited to such participant’s plan account. Any proxy executed by a stockholder will apply to shares purchased pursuant to the plan.

There are no other fees charged to stockholders in connection with the plan. The fees of the plan agent for handling the reinvestment of dividends are included in the fee to be paid by us to our dividend paying agent. There are no brokerage charges with respect to shares issued directly by us in connection with the plan. However,with respect to the dividend paying agent’s open market purchases, the price at which shares are credited to each participant’s account will include such participant’s share of any brokerage commissions incurred. Any distributions reinvested under the plan will nevertheless remain taxable to the stockholders. See “Certain U.S. Federal Income Tax Considerations—Taxation of U.S. Stockholders” and “—Taxation of Non-U.S. Stockholders”.

Experience under the plan may indicate that changes are desirable. Accordingly, we reserve the right to amend, suspend or terminate the plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the plan before the record date for the distribution.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth, as of June 11, 2002, information with respect to the beneficial ownership of our common stock by:

•	each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;

•	each director of MCG and each executive officer; and

•	all directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon Schedule 13G filings by such persons with the Securities and Exchange Commission.

Unless otherwise indicated, each stockholder has sole voting and investment power with respect to the shares beneficially owned by the stockholder and has the same address as MCG. Our address is 1100 Wilson Boulevard, Suite 800, Arlington, Virginia 22209.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially	Percentage of Class(1)
Entities affiliated with The Goldman Sachs Group, Inc.(2)	6,037,500	21.3%
c/o Goldman, Sachs & Co. 85 Broad Street New York, NY 10004

Vestar Capital Partners IV, L.P.(3)	2,666,667	9.4
245 Park Avenue 41st Floor New York, NY 10167

American International Group, Inc.(4)	2,078,720	7.3
70 Pine Street New York, NY 10270

Quantum Industrial Partners LDC(5)	1,990,666	7.0
888 Seventh Avenue, 33rd Floor New York, NY 10106

Wasatch Advisors, Inc.	1,888,735	6.7
150 Social Hall Avenue Salt Lake City, UT 84111

Bryan J. Mitchell(6)(16)	486,652	1.7

Steven F. Tunney(7)(16)	382,095	1.4

B. Hagen Saville(8)	344,968	1.2

Wallace B. Millner, III(9)	75,464	*

Robert J. Merrick(10)(16)	68,738	*

Samuel G. Rubenstein(11)	76,476	*

Norman W. Alpert(12)	775	*

Joseph H. Gleberman(13)(16)	—	*

Kenneth J. O’Keefe	2,045	*

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially	Percentage of Class(1)

Jeffrey M. Bucher	2,000	*

Michael A. Pruzan(14)	—	*

Janet C. Perlowski(15)	43,241	*

Executive officers and directors as a group	1,482,454	5.2

*	Represents less than one percent.
(1)	Based on a total of 28,286,422 shares of the Company’s common stock issued and outstanding on June 11, 2002.
(2)
GS Capital Partners II, L.P. is the record holder of 3,895,303 of these shares; GS Capital Partners II Offshore, L.P. is the record holder of 1,548,550 of these shares; Goldman, Sachs & Co. Verwaltungs GmbH as nominee for G.S. Capital Partners II (Germany) Civil Law Partnership is the record holder of 143,679 of these shares; Stone Street Fund 1998, L.P. is the record holder of 345,624 of these shares; and Bridge Street Fund 1998, L.P. is the record holder of 104,344 of these shares, (collectively, the “Goldman Funds”). An affiliate of The Goldman Sachs Group, Inc., of which Goldman, Sachs & Co. is an indirect wholly owned subsidiary, is either the general partner, managing general partner or investment manager of each of the Goldman Funds. The Goldman Sachs Group, Inc. and Goldman, Sachs & Co. each disclaims beneficial ownership of the shares owned by such Funds to the extent attributable to partnership interests therein held by persons other than The Goldman Sachs Group, Inc. and its affiliates.

(3)
The record holders of these shares are Vestar Capital Partners IV, L.P. and Vestar/MCG LLC. Vestar/MCG LLC directly beneficially owns 52,657 of these shares. Vestar Associates Corporation IV is the general partner of Vestar Associates IV, L.P. which is the general partner of Vestar Capital Partners IV, L.P. Vestar Associates Corporation IV is also the managing member of Vestar/MCG LLC. Therefore, Vestar Capital Partners IV, L.P. may be deemed to indirectly beneficially own the 52,657 shares of common stock directly beneficially owned by Vestar/MCG LLC.

(4)
The record holder of these shares is American International Group. The following entities may be deemed to be beneficial owners of securities held for the account of American International Group: AIG Global Investment Group, Inc., a parent holding company organized under the laws of Delaware; and AIG Global Investment Corporation, an investment advisory firm organized under the laws of New Jersey.

(5)
The record holder of these shares is Quantum Industrial Partners LDC (“QIP”). The following persons and entities may be deemed to be beneficial owners of securities held for the account of QIP: QIH Management Investor, L.P. (“QIHMI”), an investment advisory firm organized and existing as a Delaware limited partnership, is a minority shareholder of, and (pursuant to constituent documents of QIP) is vested with investment discretion with respect to the portfolio assets held for the account of, QIP. QIH Management, Inc. (“QIH Management”), a Delaware corporation of which George Soros is the sole stockholder, is the sole general partner of QIHMI. QIHMI, by reason of its investment discretion over the securities owned by QIP, and QIH Management, as the sole general partner of QIHMI, may each be deemed the beneficial owner of the shares held for the account of QIP for the purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Act”). Pursuant to contract, Soros Fund Management LLC (“SFM LLC”) and Mr. Soros, as Chairman of SFM LLC, has the ability to direct the investment decisions of QIHMI and as such may be deemed to have investment discretion over the securities held for the account of QIP and therefore may also be deemed to be the beneficial owner of such shares for purposes of Section 13(d) of the Securities and Exchange Act of 1934, as amended. The number of shares listed in the table does not include 9,334 shares held by SFM Domestic Investments LLC (“SFM Domestic”). Mr. Soros in his capacity as the sole managing member of SFM Domestic may be deemed to have the sole power to direct the voting and disposition of the shares held for the account of the SFM Domestic Investments.

(6)	This includes 30,657 restricted shares for which forfeiture restrictions have lapsed or will lapse within 60 days and 333,036 restricted shares that are subject to forfeiture restrictions.
(7)	This includes 24,191 restricted shares for which forfeiture restrictions have lapsed or will lapse within 60 days and 269,887 restricted shares that are subject to forfeiture restrictions.
(8)	This includes 20,878 restricted shares for which forfeiture restrictions have lapsed or will lapse within 60 days and 216,073 restricted shares that are subject to forfeiture restrictions.
(9)	This includes 4,719 restricted shares for which forfeiture restrictions have lapsed or will lapse within 60 days.
(10)	This includes 3,747 restricted shares for which forfeiture restrictions have lapsed or will lapse within 60 days and 39,991 restricted shares that are subject to forfeiture restrictions.
(11)	This includes 5,960 restricted shares for which forfeiture restrictions have lapsed or will lapse within 60 days and 53,819 restricted shares that are subject to forfeiture restrictions.
(12)	Norman W. Alpert is a director and affiliated with Vestar Capital Partners.
(13)	Joseph H. Gleberman is a director and a managing director of Goldman, Sachs & Co.
(14)
Michael A. Pruzan is a director and affiliated with QIP and SFM Domestic. Mr. Pruzan is a non-managing member of SFM Domestic. Mr. Pruzan disclaims beneficial ownership over any shares held for the account of SFM Domestic.

(15)	This includes 4,386 restricted shares for which forfeiture restrictions have lapsed or will lapse within 60 days and 35,855 restricted shares that are subject to forfeiture restrictions.
(16)	Denotes an “interested person” of the Company, as defined in the Investment Company Act of 1940.

As of June 11, 2002, based on available public filings, there were no persons that owned 25% or more of our outstanding common stock, and no person would be deemed to control us, as such term is defined in the Investment Company Act of 1940.

Set forth below is the dollar range of equity securities beneficially owned by each director of the Company as of June 11, 2002:

Name of Director	Dollar Range of Equity Securities Beneficially Owned (1)(2)(3)

Bryan J. Mitchell(4)	Over $100,000

Steven F. Tunney(4)	Over $100,000

Robert J. Merrick(4)	Over $100,000

Norman W. Alpert	$10,001 – $50,000

Jeffrey M. Bucher	$10,001 – $50,000

Kenneth J. O’Keefe	$10,001 – $50,000

Joseph H. Gleberman(4)	None

Wallace B. Millner, III	Over $100,000

Michael A. Pruzan	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934.
(2)	The dollar ranges are: None, $1-$10,000; $10,001-$50,000; $50,001-$100,000, or Over $100,000.
(3)	The dollar range of equity securities beneficially owned in the Company is based on the closing price of $18.00 on June 11, 2002 on the Nasdaq National Market.
(4)	Denotes an individual who is an “interested person” as defined in the Investment Company Act of 1940.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

Transactions with Certain Persons

Heller Financial, Inc., a shareholder holding approximately 8% of our common stock prior to our initial public offering, provided our primary lending facility prior to December 28, 2001. On June 24, 1998, our wholly owned subsidiary, MCG Finance I, LLC (formerly MCG Finance Corporation), entered into a $400 million senior secured credit facility with Heller Financial, Inc., as agent, which was due to expire on January 2, 2002. This facility was paid during December 2001 with proceeds from our initial public offering and concurrent private offering and the securitization of loans under a term securitization facility through Wachovia Securities. For the year ended December 31, 2001, interest paid to Heller Financial, as agent, totaled $20.2 million. On October 25, 2001 Heller Financial was acquired by GE Capital.

Immediately prior to the completion of our initial public offering, we issued 68,930 shares of common stock for the termination of all warrants held by Wachovia Corporation without regard to exercise price. At that time, Wachovia Corporation was a shareholder. The warrants consisted of warrants to purchase 226,000 shares of common stock at an exercise price of $20 per share, 186,000 shares at an exercise price of $30 per share and 104,000 shares at an exercise price of $40 per share. The total number of shares issued for the termination of the warrants was based on the Black-Scholes option-pricing model and assumptions negotiated with Wachovia Corporation and approved by our board of directors. In addition, we have a $200 million variable series securitization facility and a $265.2 million term funding securitization agreement that were arranged by Wachovia Securities, an affiliate of Wachovia Corporation. Interest paid to an affiliate of Wachovia Corporation holding the Series 2000-1 Notes under the variable series securitization facility totaled $0.5 million for the three months ended March 31, 2002, and $4.9 million for the year ended December 31, 2001.

Certain funds affiliated with The Goldman Sachs Group, Inc. own a significant portion of our outstanding common stock. We have agreed that for so long as the stockholders affiliated with The Goldman Sachs Group, Inc. own at least 50% of our common stock currently owned by them, Goldman, Sachs & Co. will have the right to provide all of our investment banking services (other than any underwriting of securities, commercial banking services, any determination of fair market value pursuant to any employment, consulting or severance agreement and services relating to any securitization or other debt issuances) upon terms mutually satisfactory to them and to us. If we are unable to agree on those terms, we may hire another investment banking firm.

In addition, we have agreed that for eighteen months following the completion of our initial public offering on December 4, 2001, Friedman, Billings, Ramsey & Co., Inc., the lead underwriter of this offering, will have certain rights, subject to certain exceptions, to provide certain financial advisory services to us and to serve as the lead underwriter of equity offerings by us for which we have not engaged Goldman, Sachs & Co., Inc. or one of its affiliates as lead underwriter (or otherwise as first co-manager in the event of that engagement). We have also agreed that, for the same period, we will seek to cause our stockholders with registration rights to engage Friedman, Billings, Ramsey & Co., Inc., to serve as lead underwriter (if Goldman, Sachs & Co. or one of its affiliates is not serving as lead underwriter) or first co-manager for any offering of our common stock by them.

During 2001, three of our directors, Messrs. Millner, Bucher and O’Keefe, each received 2,000 shares of our common stock in connection with their service on our board of directors.

Stockholders beneficially owning more than five percent of our securities have registration rights. An affiliate of Friedman, Billings, Ramsey & Co., Inc. also has registration rights. See “Shares Eligible for Future Sale—Stockholder Registration Rights”.

Loans to and Other Agreements with our Executive Officers

Certain of our executive officers have employment agreements with us. See “Compensation of Executive Officers and Directors—Employment Agreements”.

In connection with our formation in 1998, certain of our executive officers and other members of management delivered promissory notes to us to purchase shares of common stock. These promissory notes are due on June 24, 2003 and bear interest at a fixed rate per annum equal to 8.2875% payable annually. In addition, during 2000 certain of our additional executive officers and other members of management delivered promissory notes to us in connection with the purchase of shares of common stock. These promissory notes are due on July 11, 2005 and bear interest at a fixed rate per annum equal to 8.25% payable annually. These notes are nonrecourse as to the principal amount but recourse as to the interest. Each loan is secured by the stock purchased with the loan as well as other common stock of the Company owned by such officer or other member of management.

Many of our executive officers and other employees also delivered additional partially nonrecourse promissory notes to us, with an aggregate face value of $5.8 million, for the purchase of a portion of the restricted common stock issued in connection with the termination of our stock option plan and grants thereunder. The notes are nonrecourse as to the principal amount but are recourse as to the interest. Accordingly, the executive officers and other employees are only personally liable for interest payments. Each note is secured by all of the restricted common stock held by each executive officer and other employees, and in the cases of Messrs. Mitchell, Tunney and Saville, for a specified time period, additional shares of common stock owned by such executive officers. The notes bear interest at 4.13%, with interest payable annually during the term of the note and all principal due on May 28, 2006, subject to acceleration events.

The following table summarizes information about these loans and the amounts outstanding as of March 31, 2002 with respect to our executive officers:

Name of Debtor and Title	Date of Loan	Amount of Loan	Rate of Interest	Current Balance of Loan
Bryan J. Mitchell	6/24/98	$100,000	8.2875%	$-0-	*
Chairman of the Board of Directors and Chief Executive Officer	12/3/01	1,188,451	4.13	1,188,451

Steven F. Tunney	6/24/98	150,000	8.2875	-0-	*
Director, President, Chief Operating Officer and Treasurer	12/3/01	943,913	4.13	943,913

B. Hagen Saville	6/24/98	200,000	8.2875	152,536
Executive Vice President, Business Development	12/3/01	801,214	4.13	801,214

Janet C. Perlowski	7/11/00	22,500	8.25	-0-	*
Chief Financial Officer	12/3/01	80,618	4.13	80,618

Samuel G. Rubenstein	7/11/00	75,000	8.25	-0-	*
Executive Vice President, General Counsel and Corporate Secretary	12/3/01	222,773	4.13	222,773

*	These loans were repaid in full during the three months ended March 31, 2002.

DESCRIPTION OF SECURITIES

General

Under the terms of our restated certificate of incorporation, our authorized capital stock will consist solely of 100,000,000 shares of common stock, par value $.01 per share, of which immediately after this offering 31,286,422 shares will be outstanding, and 1,000 shares of preferred stock, par value $.01 per share, of which immediately after this offering no shares will be outstanding. Set forth below are our outstanding classes of capital stock as of June 11, 2002.

	Title of Class	Amount Authorized	Amount Held by Company or for its Account	Amount Outstanding
MCG Capital	Common Stock	100,000,000	—	28,286,422

Our outstanding commitments to issue additional shares of common stock include the issuance of up to 450,000 shares of common stock pursuant to the underwriters’ option granted to the underwriters of this offering.

Common Stock

Under the terms of our restated certificate of incorporation holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders and do not have cumulative voting rights. Accordingly, holders of a majority of the shares of common stock entitled to vote in any election of directors may elect all of the directors standing for election. Holders of common stock are entitled to receive proportionately any dividends declared by our board of directors, subject to any preferential dividend rights of outstanding preferred stock. Upon our liquidation, dissolution or winding up, the holders of common stock are entitled to receive ratably our net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock. Holders of common stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of common stock are subject to the rights of the holders of any series of preferred stock which we may designate and issue in the future. Certain holders of our common stock have the right to require us to register their shares of common stock under the Securities Act in specified circumstances. In addition, holders of our common stock may participate in our dividend reinvestment plan.

Preferred Stock

Under the terms of our restated certificate of incorporation, our board of directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock. The 1940 Act limits the rights and preferences of the preferred stock that our certificate of incorporation may provide and requires, among other things, that (i) immediately after issuance and before any distribution is made with respect to common stock, we meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and our preferred stock we may issue in the future, of at least 200% and (ii) the holder of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if and for so long as dividends on the preferred stock are unpaid in an amount equal to two full years of dividends on the preferred stock. The features of the preferred stock will be further limited by the requirements applicable to regulated investment companies under the Internal Revenue Code. The purpose of authorizing our board to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could make it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock.

Debt Securities

Although we have not incurred any significant indebtedness through MCG Capital Corporation itself, we do borrow indirectly through two principal credit facilities maintained by our subsidiaries. Our wholly owned subsidiary, MCG Finance II, LLC, has a $200 million variable series securitization revolving credit facility which includes a $25 million swingline credit facility under a master trust, MCG Master Trust, arranged by Wachovia Securities (formerly First Union Securities, Inc.). In addition, our wholly owned subsidiary, MCG Finance III, LLC, has a $265.2 million term funding securitization agreement under MCG Commercial Loan Trust, arranged by Wachovia Securities. The significant terms of these facilities are outlined below.

Securitization Facilities

Our wholly owned, bankruptcy-remote, special-purpose subsidiary, MCG Finance II, LLC (formerly MCG Finance Corporation II), entered into a $150 million variable series securitization revolving credit facility under a master trust arranged by Wachovia Securities (formerly First Union Securities, Inc.) in June 2000 and amended in June 2001. In December 2001, the facility was further amended to, among other things, increase the facility limit to $200 million. The facility was further amended in May 2002. As of March 31, 2002, the interest rate on this securitization facility was 2.88% and there was approximately $54.6 million of outstanding borrowings.

Series 2000-1 Asset Backed Securities and Swingline Notes

MCG Capital Corporation originates loans and transfers or sells certain of the loans to MCG Finance II. In turn, MCG Finance II concurrently sells those loans to the MCG Master Trust for cash and a transferor interest. MCG Finance II is a bankruptcy remote special-purpose, wholly owned subsidiary of MCG Capital, whose assets may not be available to MCG Capital creditors. MCG Master Trust is a bankruptcy remote, special-purpose, wholly owned subsidiary of MCG Finance II whose assets may not be available to MCG Capital or MCG Finance II creditors. MCG Master Trust privately offers and sells Class A Notes to a commercial paper conduit facility administered by Wachovia Securities (formerly First Union Securities, Inc.) and Class B Notes to MCG Finance II. The Class A Notes generally will represent up to 75% of the aggregate principal amount of the loans taking into account concentration limitations and subordination or net worth requirements. The Class B Notes will be subordinate to the Class A Notes and generally will represent not less than 25% of the aggregate principal amount of the loans. Under this structure, we bear the risk of credit losses up to the value of the Class B Notes, or generally not less than 25% of the principal amount of the loans sold or contributed to the MCG Master Trust. MCG Capital is the servicer of the trust loan portfolio.

The Series 2000-1 Class A Notes and Class B Notes and the swingline notes (the “Swingline Notes”, and together with the Series 2000-1 Class A Notes and Class B Notes, the “Notes”) are outstanding under the MCG Master Trust. The Notes are secured by all of MCG Master Trust’s existing assets totaling $131.8 million as of March 31, 2002. The securitization facility, under which the Notes were issued, is scheduled to terminate on May 31, 2003.

The interest rate for the Class A Notes can vary based on a number of factors including a benchmark rate and the method of funding the purchase of the notes. As of March 31, 2002, the effective rate of the Class A Notes was 2.88%, representing 100 basis points above 30-day LIBOR.

The Swingline Notes bear interest based on the Federal Funds Rate plus 1.0% and interest is payable monthly. As of March 31, 2002, the effective interest rate of the Swingline Notes was 2.75% and the borrowings outstanding amounted to $22.9 million. The maximum MCG can borrow under the swingline credit facility is $25.0 million. Advances under this facility are further limited to the amount available under the revolving credit facility and the amounts borrowed must be repaid within four business days using proceeds from borrowings under the revolving credit facility.

The amount of Notes that can be issued at any point in time is subject to restrictions. These restrictions include the amount of loans held by MCG Master Trust that satisfy certain eligibility criteria, some of which are discussed below, including regarding loan type, loan size, investment rating, collateral and other terms. An additional restriction is the requirement for a minimum amount of unleveraged loans that serve as collateral for the Notes. Such amount is a minimum of $30 million (subject to increase upon the occurrence of an event of default) prior to July 8, 2002 and $75 million as of July 8, 2002 and thereafter.

In accordance with the eligibility criteria applicable to MCG Master Trust, among other restrictions, MCG Master Trust may not:

•
permit loan commitments in the community newspapers segment to exceed 40% of total loans outstanding; in any of the radio broadcasting, television broadcasting and publishing segments to exceed 35% of total loans outstanding; in any of the telecommunications or business information services segments to exceed 25% of the total loans outstanding; in the technology, security alarm or towers segments to exceed 20% of the total loans outstanding; or in the paging, internet service provider, e-commerce or other segments to exceed 15% of the total loans outstanding;

•	permit the sum of all loan commitments to a single obligor to exceed $25,000,000;

•	permit the sum of the six largest outstanding loan balances to exceed the greater of $90 million or 40% of the total loan commitments;

•	permit the average outstanding balance of eligible loans per obligor to exceed $10,000,000; or

•	permit the weighted average remaining life for the trust loan portfolio to exceed 6.5 years.

In addition, MCG Master Trust is subject to restrictions on the portion of the trust loan portfolio that can be invested in loans with high investment ratings and may not exceed a maximum weighted average investment rating for the trust loan portfolio. MCG Master Trust is also subject to certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on payment delinquencies and charge-offs. MCG Finance II can substitute and/or repurchase loans held by the MCG Master Trust subject to the following criteria:

•	the aggregate principal balance of delinquent loans and charged-off loans purchased or substituted for cannot exceed, in any one year, 15% of the aggregate facility; and

•	the aggregate principal balance of all other commercial loans purchased or substituted for cannot exceed, in any one year, 15% of the aggregate facility.

MCG Capital can be replaced as servicer of the loans and an event of default under the securitization facility will occur upon the occurrence of several events, including:

•	breaches by the servicer of its remittance obligations or material breaches of its representations, warranties or covenants;

•	the commencement of insolvency proceedings by or against us or certain other bankruptcy related events;

•	our failure to maintain a specified minimum net worth;

•	the cessation of any two of Messrs. Mitchell, Tunney, Saville or Merrick to be actively involved in our management unless cured or waived;

•	our failure to observe or perform the credit and collection policy regarding the servicing of the commercial loans in any manner that would have a material adverse effect on the commercial loans; or

•
the material amendment by us of the credit and collection policy in any manner that would have a material adverse effect on the commercial loans without the prior written consent of the majority of the Class A and Class B noteholders.

The documents governing this securitization facility include other customary provisions for a securitization facility of this nature, including covenants, events of default (including, among other events, payment defaults, insolvency events and breaches of representations, warranties and covenants) and remedies (including, among others, termination of the facility and acceleration).

Series 2001-1 Class A and Class B Asset Backed Bonds

On December 27, 2001, MCG Finance III sponsored the creation of MCG Commercial Loan Trust 2001-1 (the “Trust”), which entered into a term funding securitization agreement by issuing Series 2001-1 Notes. MCG Finance III is a bankruptcy remote, special-purpose, wholly owned subsidiary of MCG Capital whose assets may not be available to MCG Capital creditors. The Trust is a bankruptcy remote, special-purpose, wholly owned subsidiary of MCG Finance III whose assets may not be available to MCG Capital or MCG Finance III creditors. The Series 2001-1 Notes are secured by all of the Trust’s existing assets totaling $343.0 million as of March 31, 2002.

The Trust issued $229.8 million of Class A Notes rated AAA/Aaa/AAA which bear interest at LIBOR plus 0.60% and $35.4 million Class B Notes rated A/A2/A which bear interest at LIBOR plus 1.75%. The Trust also issued $88.4 million in Class C Notes which are held by us. The facility will terminate upon the earlier of February 20, 2013 or the full repayment of the Class A and Class B Notes. The Class C Notes are subordinate in right of payment to the Class B Notes and the Class B Notes are subordinate in right of payment to the Class A Notes. Under this structure, MCG Capital bears the risk of loss up to the value of the Class C Notes. MCG Capital is the servicer of the portfolio of loans in the Trust.

The servicer shall have the option of repurchasing and substituting loans representing up to 20% of the initial loan balance in the Trust upon the happening of certain events. Loans that may be repurchased and substituted include prepaid loans, charged off loans, loans that have been materially modified in a manner adverse to the noteholders and loans that are otherwise ineligible for inclusion in the Trust. Substitute loans must have a current weighted average interest rate that is the same or higher than the loan being replaced, must have a gross current weighted average interest rate that is within 10% of the loan being replaced, must have a principal balance that is the same or greater than the loan being replaced and must not extend the final maturity date of the Class A, Class B and Class C Notes. In addition, the substitute loan, in certain circumstances, must comply with certain concentration requirements including the requirements that no more than 35% of the loan balances be to borrowers in the same industry, not more than 38% of the loan balances belong to the 10 largest borrowers and not more than 16% of the loan balances belong to borrowers that have their chief executive office in the same state. Finally, the rating agencies must confirm that such substitute loan will not result in a reduction or withdrawal of the ratings for the Class A Notes and the Class B Notes.

MCG Capital can be replaced as servicer of the loans upon the occurrence of several events, including:

•	breaches by the servicer of its remittance obligations or material breaches of its representations, warranties or covenants;

•	the commencement of insolvency proceedings by or against us or certain other bankruptcy related events;

•	our failure to observe or perform the credit and collection policy regarding the servicing of the commercial loans in any manner that would have a material adverse effect on the commercial loans; or

•
an amendment, modification, change, supplement or rescission by us to the credit and collection policy in any manner that would have a material adverse effect on the commercial loans without the prior written consent of the majority of the Class A and Class B Noteholders.

The documents governing this securitization facility include other customary provisions for a securitization facility of this nature, including covenants, events of default (including, among other events, payment defaults, insolvency events, and breaches of representations, warranties and covenants) and remedies (including, among others, termination of the facility and acceleration).

Delaware Law and Certain Charter And Bylaw Provisions; Anti-Takeover Measures

We are subject to the provisions of Section 203 of the General Corporation Law of Delaware. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an “interested stockholder” is a person who, together with his affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock. Our restated certificate of incorporation and amended and restated bylaws provide that:

•	the board of directors be divided into three classes, as nearly equal in size as possible, with staggered three-year terms;

•	directors may be removed only for cause by the affirmative vote of the holders of two-thirds of the shares of our capital stock entitled to vote; and

•	any vacancy on the board of directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may only be filled by vote of the directors then in office.

The classification of our board of directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us.

Our restated certificate of incorporation and amended and restated bylaws also provide that:

•
any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting and may not be taken by written action in lieu of a meeting; and

•	special meetings of the stockholders may only be called by our board of directors, Chairman or Chief Executive Officer.

Our amended and restated bylaws provide that, in order for any matter to be considered “properly brought” before a meeting, a stockholder must comply with requirements regarding advance notice to us. These provisions could delay until the next stockholders’ meeting stockholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders meeting, and not by written consent.

Our amended and restated bylaws provide that certain actions will require board approval, subject to certain specified thresholds and exceptions, including without limitation, granting of registration rights, entering into joint ventures, and selling or acquiring specified amounts of assets.

Delaware’s corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Our restated certificate of incorporation permits our board of directors to amend or repeal our bylaws. Our bylaws generally can be amended by a majority vote of our directors subject to certain exceptions, including provisions relating to the size of our board, our nominating committee, our compensation committee, and certain actions requiring board approval, which provisions will require the vote of seventy-five percent of our board of directors to be amended. The affirmative vote of the holders of at least 66 2/3% of the shares of our capital stock entitled to vote is required to amend or repeal any of the provisions of our amended and restated bylaws. Generally our restated certificate of incorporation may be amended by holders of a majority of the shares of our capital stock issued and outstanding and entitled to vote. However, the vote of at least 66 2/3% of the shares of our capital stock entitled to vote is required to amend or repeal any provision inconsistent with the articles of the restated certificate of incorporation pertaining to the Board of Directors, limitation of liability, indemnification, stockholder action or amendments to the restated certificate of incorporation. The stockholder vote with respect to our certificate of incorporation or bylaws, to be effective immediately prior to completion of this offering, would be in addition to any separate class vote that might in the future be required under the terms of any series preferred stock that might be outstanding at the time any such amendments are submitted to stockholders.

Limitations of Liability and Indemnification

Under our restated certificate of incorporation, we shall fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against expenses (including attorney’s fees), judgments, fines and amounts paid or to be paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding. Our restated certificate of incorporation also provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except for a breach of their duty of loyalty to us or our stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, for authorization of illegal dividends or redemptions or for any transaction from which the director derived an improper personal benefit. So long as we are regulated under the Investment Company Act of 1940, the above indemnification and limitation of liability is limited by the 1940 Act or by any valid rule, regulation or order of the Securities and Exchange Commission thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.

Our restated certificate of incorporation permits us to secure insurance on behalf of any person who is or was or has agreed to become a director or officer of MCG or is or was serving at our request as a director or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the Delaware General Corporation Law would permit indemnification. We have obtained liability insurance for our officers and directors.

At present, we are not the subject of any pending litigation or proceeding involving any director, officer, employee or agent as to which indemnification will be required or permitted under our certificate of incorporation. We are not aware of any threatened litigation or proceeding that may result in a claim for such indemnification.

SHARES ELIGIBLE FOR FUTURE SALE

Future sales of substantial amounts of our common stock in the public market, or the perception that such sales may occur, could adversely affect the market price of our common stock and could impair our future ability to raise capital through the sale of our equity securities.

Certain of our stockholders, including each of our senior executive officers and directors and stockholders affiliated with The Goldman Sachs Group, Inc., Vestar Capital Partners, Soros Fund Management, and FBR Asset Investment Corporation, have agreed with the underwriters not to sell any shares of stock and restricted stock they own for a period of 90 days from the date of the completion of this offering, subject to certain exceptions described below. These agreements, referred to as “lock-up agreements”, may be waived by Friedman Billings Ramsey as representative of the underwriters of the initial public offering and this offering.

Upon completion of this offering, we will have 31,286,422 shares of common stock outstanding, assuming no exercise of the underwriters’ option. Of these shares, the 3,000,000 shares sold in this offering and the 13,375,000 shares sold in the initial public offering will be freely tradeable without restriction or further registration under the Securities Act of 1933. Of the total shares outstanding, 14,903,757 shares of common stock outstanding are deemed “restricted securities” as defined under Rule 144 and described below and 14,833,926 of such shares are eligible for sale under the provisions of Rule 144, 144(k) and 701.

After the 90 day lock-up agreements entered into in connection with this offering expire, the number of shares of common stock that will become available for sale in the public market, including under the provisions of Rule 144, 144(k) and 701 will be as follows:

•	11,598,492 shares of common stock currently outstanding; and

•
427,298 shares of restricted stock held by employees, as transfer restrictions expire. The transfer restrictions applicable to 92,536 of these shares will have lapsed on or before June 30, 2002. The transfer restrictions applicable to 122,502 of these shares will lapse at the end of each of the 9 consecutive calendar year quarters beginning July 1, 2002 and the transfer restrictions applicable to 212,260 of these shares will lapse at the end of each of the 13 consecutive calendar year quarters beginning July 1, 2002 subject to earlier lapsing of these transfer restrictions in either case upon a change in control or certain terminations of employment.

In addition, 700,000 shares of restricted stock held by employees are subject to transfer restrictions that expire on September 30, 2005 subject to earlier lapsing of these transfer restrictions upon a change in control or certain terminations of employment. For more information on the restricted stock. See “Executive Compensation-Restricted Stock Awards”.

In addition, as of June 11, 2002, 1,510,127 shares of our common stock referred to above have been pledged to us to secure loans we made to officers and other employees. See “Certain Relationships and Transactions”.

In general, under Rule 144 as currently in effect, a person (or persons whose shares are aggregated), including an affiliate, who beneficially owns “restricted securities” may not sell those securities until they have been beneficially owned for at least one year. Thereafter, the person would be entitled to sell within any three-month period a number of shares that does not exceed the greater of:

•	1% of the number of shares of common stock then outstanding (which will equal approximately 307,864 shares immediately after the offering); or

•
the average weekly trading volume of the common stock on the Nasdaq National Market during the four calendar weeks preceding the filing with the Securities and Exchange Commission of a notice on the Securities and Exchange Commission’s Form 144 with respect to such sale.

Sales under Rule 144 are also subject to certain other requirements regarding the manner of sale, notice and availability of current public information about us.

Under Rule 144(k), a person who is not, and has not been at any time during the 90 days preceding a sale, one of our affiliates and who has beneficially owned the shares proposed to be sold for at least two years (including the holding period of any prior owner except an affiliate) is entitled to sell such shares without complying with the manner of sale, public information, volume limitation or notice provisions of Rule 144.

In addition, Rule 701 provides that currently outstanding shares of common stock acquired under our compensation plans, such as our restricted stock issued to employees and directors, may be resold:

•	by persons, other than affiliates, subject only to the manner of sale provisions of Rule 144; and

•	by affiliates under Rule 144 without compliance with its one-year minimum holding period, subject to limitations.

Lock-Up Agreements

Certain of our stockholders accounting for 12,811,621 shares of our common stock entered into lock-up agreements in connection with this offering. These lock-up agreements provide that these persons will not offer, sell, contract to sell, pledge (other than to the Company), hedge or otherwise dispose of our common stock or any securities convertible into or exchangeable for our common stock, owned by them without the prior written consent of Friedman Billings Ramsey. These lock-up agreements expire 90 days after the date of this prospectus. These lock-up agreements do not restrict the transfer of shares of common stock purchased in the secondary market following the respective offering and shares of common stock issued pursuant to the dividend reinvestment plan and, in the case of this offering, sales of common stock by our senior executive officers in limited circumstances.

Stockholder Registration Rights

Our amended registration rights agreement with certain of the holders of our common stock provides that at any time, subject to conditions and limitations:

•
the stockholders affiliated with The Goldman Sachs Group, Inc., Vestar Capital Partners, Soros Fund Management and FBR Asset Investment Corporation have the right to demand that we file a registration statement with the Securities and Exchange Commission to register all or part of their shares of common stock; and

•
certain of our stockholders have the right to include all or part of their shares of common stock in registration statements that we file, whether or not for our own account, with the Securities and Exchange Commission.

We are obligated to effect up to nine demand registrations for four of our stockholders. The stockholders affiliated with The Goldman Sachs Group, Inc. have the right to request up to four demand registrations, the stockholders affiliated with Vestar Capital Partners and stockholders affiliated with Soros Fund Management each have a right to request up to two demand registrations and FBR Asset Investment Corporation has the right to request one demand registration. All of these registration rights are subject to conditions and limitations, among them our right or the right of the underwriters of an offering to limit the number of shares included in a registration under some circumstances.

UNDERWRITING

Subject to the terms and conditions contained in the underwriting agreement, we have agreed to sell to the underwriters, and each underwriter has agreed to purchase from us, the number of shares set forth opposite its name below. The underwriting agreement provides that the obligation of the underwriters to pay for and accept delivery of our common stock is subject to certain conditions. The underwriters are obligated to take and pay for all shares of our common stock offered (other than those covered by the over-allotment option described below) if any of the shares are taken.

Underwriters	Number of Shares
Friedman, Billings, Ramsey & Co., Inc.	1,800,000
U.S. Bancorp Piper Jaffray Inc.	1,200,000

Total	3,000,000

We have granted the underwriters an option exercisable for 30 days after the date of this prospectus to purchase up to 450,000 additional shares of common stock to cover over-allotments, if any, at the public offering price less the underwriting discounts set forth on the cover page of this prospectus. If the underwriters exercise this option, the underwriters will have a firm commitment, subject to certain conditions, to purchase all of the shares covered by the option.

The following table shows the per share and total underwriting discounts and commissions we will pay to the underwriters. The amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase 450,000 additional shares of our common stock to cover over-allotments.

	No Exercise	Full Exercise
Per share	$0.945	$0.945

Total	$2,835,000	$3,260,250

The underwriters propose to offer our common stock directly to the public at $18.00 per share and to certain dealers at this price less a concession not in excess of $0.57 per share. The underwriters may allow, and the dealers may reallow, a concession not in excess of $0.10 per share to certain dealers.

We expect to incur expenses of approximately $750,000 in connection with this offering.

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make in respect thereof.

Certain of our stockholders, including each of our senior executive officers and directors and stockholders affiliated with The Goldman Sachs Group, Inc., Vestar Capital Partners, Soros Fund Management and FBR Asset Investment Corporation have agreed with the underwriters not to offer, sell, contract to sell, pledge (other than to the Company), hedge or otherwise dispose of any of their common stock or securities convertible into or exchangeable for shares of common stock during the period from the date of this prospectus continuing through the date 90 days after the date of this prospectus, except with the prior written consent of Friedman, Billings, Ramsey & Co., Inc. These transfer restrictions do not apply to shares of common stock purchased in the secondary market following this offering, shares of common stock issued pursuant to the dividend reinvestment plan and sales of common stock by our senior executive officers in limited circumstances. In addition, we have agreed with the underwriters not to offer, sell, contract to sell or otherwise dispose of any shares of our common stock during the period from the date of this prospectus continuing through the date 90 days after the date of this prospectus without the written consent of the underwriters, except for the issuance of up to 150,000 shares of our common stock to persons newly employed by us after the date of this prospectus and the issuance of shares of common stock pursuant to our dividend reinvestment plan.

Our common stock trades on the Nasdaq National Market under the symbol “MCGC”.

This offering is being conducted in accordance with the provisions of Rule 2810 of the Conduct Rules of the National Association of Securities Dealers Inc. Of the 625,000 shares of our common stock purchased by FBR Asset Investment Corporation in December 2001, 15%, or 93,750 shares, beneficially owned by Friedman, Billings, Ramsey & Co., Inc. through FBR Asset Investment Corporation are deemed by the NASD to be underwriting compensation within the meaning of the NASD Rules. FBR Asset Investment Corporation paid the public offering price less the underwriting discount for the shares at the time it purchased them. Accordingly, in accordance with Rule 2710(c)(7)(A) of the NASD Conduct Rules, the shares will not be sold, transferred, assigned, pledged or hypothecated for a period of one year from the effective date of our initial public offering on November 28, 2001.

In connection with this offering, the underwriters may purchase and sell shares of common stock in the open market. These transactions may include short sales, stabilizing transactions and purchases to cover positions created by short sales. Short sales involve the sale by the underwriters of a greater number of shares than they are required to purchase in the offering. “Covered” short sales are sales made in an amount not greater than the underwriters’ option to purchase additional shares from us in the offering. The underwriters may close out any covered short position by either exercising their option to purchase additional shares or purchasing shares in the open market. In determining the source of shares to close out the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option. “Naked” short sales are any sales in excess of such option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common stock in the open market after pricing that could adversely affect investors who purchase in the public offering. Stabilizing transactions consist of various bids for or purchase of common stock made by the underwriters in the open market prior to the completion of the offering.

The underwriters may also impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased shares sold by or for the account of such underwriter in stabilizing or short covering transactions.

Purchases to cover a short position and stabilizing transactions may have the effect of preventing or retarding a decline in the market price of our stock, and together with the imposition of the penalty bid, may stabilize, maintain or otherwise affect the market price of the common stock. As a result, the price of the common stock may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued at any time. These transactions may be effected on The Nasdaq Stock Market, in the over-the-counter market or otherwise.

The address for Friedman, Billings, Ramsey & Co., Inc. is 1001 Nineteenth Street North, Arlington, Virginia 22209.

LEGAL MATTERS

The validity of our shares of common stock offered by this prospectus will be passed upon for us by Fried, Frank, Harris, Shriver & Jacobson (a partnership including professional corporations), Washington, D.C. The validity of the common stock will be passed upon for the underwriters by Sullivan & Cromwell, Washington, D.C. Legal matters in connection with certain regulatory issues will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C.

SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Both our investments and our subsidiaries’ investments are held in safekeeping by Riggs Bank, N.A. located at 808 17th Street, N.W., Washington, D.C. 20006. Wells Fargo Bank Minnesota, N.A., Asset-Backed Securities Division, Corporate Trust Services located at 6th and Marquette, Minneapolis, Minnesota 55479 serves as trustee and custodian with respect to our assets held for securitization purposes. American Stock Transfer & Trust Company located at 59 Maiden Lane, New York, New York 10038 acts as our transfer, dividend paying and reinvestment plan agent and registrar.

EXPERTS

Ernst & Young LLP, independent auditors, at One James Center, Suite 1000, 901 East Cary Street, Richmond, Virginia 23218-0680, have audited our consolidated financial statements, including the schedules of investments and senior securities table, at December 31, 2001 and 2000, and for the one month ended December 31, 2001, the eleven months ended November 30, 2001 and the years ended December 31, 2000 and 1999. We have included our consolidated financial statements, including the schedules of investments and senior securities table, in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

AUDITED CONSOLIDATED FINANCIAL STATEMENTS
Report of Independent Auditors	F-2
Consolidated Balance Sheets as of December 31, 2001 and 2000	F-3
Consolidated Statements of Operations for the one month ended December 31, 2001, eleven months ended November 30, 2001, and the years ended December 31, 2000 and 1999	F-4
Consolidated Statements of Stockholders’ Equity from December 31, 1998 through 2001	F-5
Consolidated Statements of Cash Flows for the one month ended December 31, 2001, eleven months ended November 30, 2001, and the years ended December 31, 2000 and 1999	F-6
Consolidated Schedules of Investments as of December 31, 2001 and 2000	F-7
Notes to Consolidated Financial Statements	F-14

UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
Consolidated Balance Sheets as of March 31, 2002 and December 31, 2001	F-32
Consolidated Statements of Operations for the three months ended March 31, 2002 and 2001	F-33
Consolidated Statement of Stockholders’ Equity for the three months ended March 31, 2002	F-34
Consolidated Statements of Cash Flows for the three months ended March 31, 2002 and 2001	F-35
Consolidated Schedule of Investments as of March 31, 2002	F-36
Notes to Consolidated Financial Statements (unaudited)	F-44

Report of Independent Auditors

Board of Directors and Shareholders
MCG Capital Corporation

We have audited the accompanying consolidated balance sheets of MCG Capital Corporation as of December 31, 2001 and 2000, including the consolidated schedules of investments, and the related consolidated statements of operations, stockholders’ equity, and cash flows for the one-month period ended December 31, 2001, the eleven-month period ended November 30, 2001, and the years ended December 31, 2000 and 1999. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of MCG Capital Corporation at December 31, 2001 and 2000, and the consolidated results of its operations and its cash flows for the one-month period ended December 31, 2001, the eleven-month period ended November 30, 2001, and the years ended December 31, 2000 and 1999, in conformity with accounting principles generally accepted in the United States.

As discussed in Note A to the consolidated financial statements, accounting principles used in the preparation of the consolidated financial statements beginning December 1, 2001 (upon conversion to a business development company under the Investment Company Act of 1940, as amended) are different than those of prior periods and therefore are not directly comparable. Also as discussed in Note A, effective January 1, 2001, the Company changed its method of accounting for derivative financial instruments.

Richmond, Virginia
January 25, 2002

MCG Capital Corporation
Consolidated Balance Sheets
(in thousands, except per share amounts)

	December 31,
	2001	2000
Assets
Cash and cash equivalents	$48,148	$16,766
Investments:
Commercial loans, at fair value at December 31, 2001 (cost of $604,232), at cost net of allowance of $10,084 at December 31, 2000	596,002	494,130
Investments in equity securities—at fair value at December 31, 2001(cost of $24,173), at cost plus net unrealized appreciation of $641 at December 31, 2000	21,201	6,697
Unearned income on commercial loans	(12,134)	(9,935)

Total investments	605,069	490,892
Interest receivable	5,623	6,239
Other assets	14,226	12,596

Total assets	$673,066	$526,493

Liabilities
Borrowings	$287,808	$356,833
Interest payable	408	1,813
Dividends payable	24,327	—
Other liabilities	8,150	8,949

Total liabilities	320,693	367,595

Commitments and contingencies

Stockholders’ Equity
Preferred stock, par value $.01, authorized 1 share, none issued and outstanding	—	—
Common stock
Class A, par value $.01, authorized 0 shares in 2001 and 12,000 in 2000, issued and outstanding 0 in 2001 and 6,831 in 2000	—	68
Class B, par value $.01, authorized 0 shares in 2001 and 500 in 2000, issued and outstanding 0 in 2001 and 463 in 2000	—	5
Common stock (formerly Class C), par value $.01, authorized 100,000 shares in 2001 and 20,000 in 2000, 28,287 in 2001 and 0 in 2000 issued and outstanding	283	—
Class D, par value $.01, authorized 0 shares in 2001 and 2,200 in 2000, issued and outstanding 0 in 2001and 678 in 2000	—	7
Class E, par value $.01, authorized 0 shares in 2001 and 5,500 in 2000, issued and outstanding 0 in 2001and 4,700 in 2000	—	47
Paid-in capital	370,087	138,624
Stockholder loans	(6,510)	(747)
Unearned compensation—restricted stock	(13,077)	—
Earnings in excess of distributions	12,792	20,513
Net unrealized depreciation on investments	(11,202)	—
Cumulative other comprehensive income	—	381

Total stockholders’ equity	352,373	158,898

Total liabilities and stockholders’ equity	$673,066	$526,493

See notes to consolidated financial statements.

MCG Capital Corporation
Consolidated Statements of Operations
(in thousands, except per share amounts)

	Post-IPO as a Business Development Company	Pre-IPO prior to becoming a Business Development Company
	One Month Ended December 31, 2001	Eleven Months Ended November 30, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999
Operating income
Interest and fees on commercial loans	$5,949	$64,032	$62,621	$28,256
Advisory fees and other income	63	1,757	1,129	173

Total operating income	6,012	65,789	63,750	28,429

Operating expenses
Interest expense	1,198	24,661	26,648	14,317

Employee compensation:
Salaries and benefits	884	8,038	7,626	4,034
Long-term incentive compensation	4,944	—	—	—

Total employee compensation	5,828	8,038	7,626	4,034

General and administrative expense	594	4,619	2,413	2,348

Total operating expense	7,620	37,318	36,687	20,699

Net operating income (loss) before provision for loan losses	(1,608)	28,471	27,063	7,730

Provision for loan losses	—	(10,275)	(5,421)	(2,058)
Realized gains (losses) on investments	—	(1,715)	2,099	3,765
Net change in unrealized appreciation (depreciation) on investments	(1,295)	(1,588)	—	267

Income (loss) from operations before income taxes and cumulative effect of accounting changes	(2,903)	14,893	23,741	9,704
Income tax expense (benefit)	(633)	6,114	9,670	3,921

Income (loss) before cumulative effect of accounting changes	(2,270)	8,779	14,071	5,783
Cumulative effect of accounting change, net of taxes of $1,223	—	1,777	—	—
Cumulative effect of conversion to business development company	(4,472)	—	—	—

Net (decrease) increase in stockholders’ equity resulting from earnings (loss) / net income (loss)	$(6,742)	$10,556	$14,071	$5,783

Income (loss) per common share before cumulative effect of accounting change—basic and diluted	$(0.08)	$0.69	$1.35	$0.87
Earnings (loss) per common share—basic and diluted	$(0.25)	$0.83	$1.35	$0.87

Weighted average common shares outstanding	26,814	12,757	10,435	6,612
Weighted average common shares outstanding and dilutive common stock equivalents	26,814	12,775	10,453	6,614

See notes to consolidated financial statements.

MCG Capital Corporation
Consolidated Statements of Stockholders’ Equity
(in thousands)

	Common Stock		Paid-in Capital	Stockholder Loans	Unearned Compensation- Restricted stock	Earnings in excess of Distributions	Net Unrealized Depreciation on Investments	Cumulative Other Comprehensive Income	Stockholders’ Equity
	Shares	Amount
Balance December 31, 1998	6,418	$64	$58,308	$(600)		$659			$58,431
Net income						5,783			5,783
Issuance of common stock
Capital call	1,000	10	9,983						9,993
Private stock placement	4		50						50

Balance December 31, 1999	7,422	74	68,341	(600)		6,442			74,257

Net increase in stockholders’ equity resulting from earnings/net income						14,071			14,071
Issuance of common stock
Capital call (Class A and Class D)	1,550	16	15,484						15,500
Private stock placement (Class E)	4,700	47	69,789						69,836
Repurchase of common stock (Class A and Class D)	(1,000)	(10)	(14,990)						(15,000)
Net change in unrealized appreciation (depreciation) on investments, net of income taxes of $260								$381	381
Issuance of stockholder loans				(147)					(147)

Balance December 31, 2000	12,672	127	138,624	(747)		20,513		381	158,898

Net increase in stockholders’ equity resulting from earnings/net income						10,556			10,556
Net change in unrealized appreciation (depreciation) on investments, net of income taxes of $518								(761)	(761)

Balance November 30, 2001	12,672	127	138,624	(747)		31,069		(380)	168,693

Issuance of restricted stock awards	1,615	16	14,811	(5,763)	$(14,580)				(5,516)
Issuance of shares in IPO, net of costs	14,000	140	216,652						216,792
Reclassification to net unrealized depreciation on investments upon conversion to business development company						9,907	$(9,907)	380	380
Net (decrease) increase in stockholders’ equity resulting from earnings/net income (loss)						(5,447)	(1,295)		(6,742)
Dividends declared						(22,737)			(22,737)
Amortization of restricted stock awards					1,503				1,503

Balance December 31, 2001	28,287	$283	$370,087	$(6,510)	$(13,077)	$12,792	$(11,202)	$—	$352,373

See notes to consolidated financial statements.

MCG Capital Corporation
Consolidated Statements of Cash Flows
(in thousands)

	Post-IPO as a Business Development Company	Pre-IPO prior to becoming a Business Development Company
	One Month Ended December 31, 2001	Eleven Months Ended November 30, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999
Operating activities
Net increase (decrease) in stockholders’ equity resulting from earnings (loss)/net income (loss)	$(6,742)	$10,556	$14,071	$5,783
Adjustments to reconcile net income to net cash provided (used) by operating activities:
Provision for loan losses	—	10,275	5,421	2,058
Cumulative effect of accounting change from conversion to business development company	4,472	—	—	—
Depreciation and amortization	56	523	445	408
Restricted stock awards	1,751	—	—	—
Amortization of debt issuance costs	205	1,860	1,625	1,406
Realized losses (gains) on investments	—	1,715	(2,099)	(3,765)
Net change in unrealized depreciation (appreciation) on investments	1,295	(1,412)	—	(267)
(Increase) / decrease in interest receivable	628	23	(2,481)	(1,823)
Increase in accrued payment-in-kind interest	(412)	(10,030)	(5,379)	(1,753)
Increase / (decrease) in unearned income	(227)	(719)	2,211	3,051
(Increase) / decrease in other assets	3,502	(3,130)	(1,704)	(2,199)
Increase / (decrease) in interest payable	(794)	(611)	416	438
Increase / (decrease) in other liabilities	(1,187)	3,122	6,245	1,186

Net cash provided by operating activities	2,547	12,172	18,771	4,523

Investing activities
Net increase in loans	(9,958)	(113,674)	(187,964)	(125,486)
Net increase in equity investments	—	(506)	(2,576)	(1,201)
Proceeds from sale of investment securities	—	—	2,099	3,765
Sale of EEI Holding’s Corporation, Inc. with tax benefit	—	—	—	3,900
Proceeds from the sale of foreclosed property	—	3,000	—	—
Purchase of premises and equipment	(3)	(405)	(431)	(155)

Net cash used in investing activities	(9,961)	(111,585)	(188,872)	(119,177)

Financing activities
Net proceeds / (payments) from borrowings	(180,753)	111,728	108,616	109,432
Payment of financing costs	(3,513)	(282)	(1,957)	(96)
Repurchase of common stock	—	—	(15,000)	—
Issuance of common stock, net of costs	216,792	—	85,336	10,043
Loans granted to officers/shareholders	(5,763)	—	(147)	—

Net cash provided by financing activities	26,763	111,446	176,848	119,379

Increase in cash and cash equivalents	19,349	12,033	6,747	4,725
Cash and cash equivalents at beginning of period	28,799	16,766	10,019	5,294

Cash and cash equivalents at end of period	$48,148	$28,799	$16,766	$10,019

Supplemental disclosures
Interest paid	$1,786	$23,413	$24,607	$12,473
Income taxes paid	885	6,036	7,295	4,255

See notes to consolidated financial statements.

MCG Capital Corporation
Consolidated Schedules of Investments
(dollars in thousands)
Portfolio Company	Principal Business	Investments	Percentage of Class Held on a Fully Diluted Basis (5)	December 31, 2001		December 31, 2000
				Cost	Fair Value	Cost	Fair Value
The Adrenaline Group, Inc.(1)	Technology	Senior Debt	—	$750	$750	$1,500	$1,500

		Warrants to purchase Common Stock	4.6%	0	0	0	0

Alarm Management II LLC(1)	Security Alarms	Senior Debt	—	1,800	1,800	—	—

Amalfi Coast	Broadcasting	Senior Debt	—	13,000	13,000	—	—

AMI Telecommunications Corporation(1)	Telecommunications	Senior Debt	—	10,715	10,715	10,233	10,233

		Common Stock	5.1%	200	0	175	70

Badoud Enterprises, Inc.(1)	Newspaper	Senior Debt	—	11,320	11,320	11,600	11,600

Barcom Inc., and US Alarm Inc.	Security Alarms	Senior Debt	—	3,911	3,911	—	—

Belvoir Publications, Inc.	Publishing	Senior Debt	—	—	—	950	950

Biznessonline.com, Inc.(1)	Telecommunications	Senior Debt	—	13,529	13,529	15,821	15,821

		Common Stock	7.0%	18	27	0	14

		Preferred Stock	100.0%	2,864	100	—	—

		Warrants to purchase Common Stock	48.3%	253	253	0	0

Boucher Communications, Inc.(1)	Publishing	Senior Debt	—	2,450	2,450	2,150	2,150

		Stock Appreciation Rights	—	0	297	0	305

Bridgecom Holdings, Inc.(1)	Telecommunications	Senior Debt	—	17,969	17,969	5,054	5,054

		Warrants to purchase Common Stock	12.7%	0	0	0	0

Brill Media Holdings, L.P.(1)	Publishing	Senior Debt	—	—	—	10,013	10,013

		Stock Appreciation Rights	—	—	—	0	0

Brookings Newspapers, L.L.C.(1)	Newspaper	Senior Debt	—	3,500	3,500	3,900	3,900

BuyMedia Inc.(4)	Other	Warrants to purchase Common Stock	1.5%	0	42	0	186

Cambridge Information Group, Inc.(1)	Information Services	Senior Debt	—	19,334	19,334	11,934	11,934

See notes to consolidated financial statements.

MCG Capital Corporation
Consolidated Schedules of Investments—(Continued)
(dollars in thousands)
Portfolio Company	Principal Business	Investments	Percentage of Class Held on a Fully Diluted Basis (5)	December 31, 2001		December 31, 2000
				Cost	Fair Value	Cost	Fair Value

CCG Consulting, LLC	Consulting	Senior Debt	—	$1,293	$1,293	$1,014	$1,014

		Warrants to purchase membership interest in LLC	21.8%	0	294	0	48

		Option to purchase additional equity	5.6%	0	0	0	0

Community Media Group, Inc.(1)	Newspaper	Senior Debt	—	13,505	13,505	14,400	14,400

Connective Corp.(4)	Publishing	Common Stock	1.2%	57	13	57	239

Corporate Legal Times L.L.C.	Publishing	Senior Debt	—	4,813	4,813	4,530	4,530

		Warrants to purchase membership interest in LLC	20.0%	153	86	153	148

Costa De Oro Television, Inc.	Broadcasting	Senior Debt	—	5,011	5,011	3,087	3,087

Country Media, Inc.	Newspaper	Senior Debt	—	8,448	8,448	6,633	6,633

		Common Stock	6.3%	100	205	100	100

Creatas, L.L.C.(1)	Information Services	Senior Debt	—	13,664	13,664	11,000	11,000

		LLC Interest	20.0%	100	465	100	100

Creative Loafing, Inc.(1)	Newspaper	Senior Debt	—	16,795	16,795	16,121	16,121

Crescent Publishing Company LLC	Newspaper	Senior Debt	—	13,700	13,700	—	—

Dowden Health Media, Inc.	Publishing	Senior Debt	—	1,500	1,500	2,790	2,790

Edgell Communications, Inc.(1)	Publishing	Senior Debt	—	520	520	670	670

The e-Media Club, LLC	Media Investment Group	LLC Interest	0.8%	90	90	60	60

Executive Enterprise Institute, LLC(1)	Business Conferences	LLC Interest	15.0%	301	167	431	431

Fawcette Technical Publications Holdings(1)	Publishing	Senior Debt	—	14,787	14,787	10,841	10,841

		Warrants to purchase Common Stock	13.0%	519	519	0	0

Financial Technologies Holdings, Inc.(1)	Technology	Senior Debt	—	20,500	20,500	20,500	20,500

		Warrants to purchase Common Stock	4.2%	0	0	0	2,029

See notes to consolidated financial statements.

MCG Capital Corporation
Consolidated Schedules of Investments—(Continued)
(dollars in thousands)
Portfolio Company	Principal Business	Investments	Percentage of Class Held on a Fully Diluted Basis (5)	December 31, 2001		December 31, 2000
				Cost	Fair Value	Cost	Fair Value

Halcyon Business Publications, Inc.	Publishing	Senior Debt	—	$275	$275	$550	$550

I-55 Internet Services, Inc.	Telecommunications	Senior Debt	—	3,623	3,623	3,764	3,764

		Warrants to purchase Common Stock	7.5%	0	0	0	0

IDS Telecom LLC	Telecommunications	Senior Debt	—	17,039	17,039	13,075	13,075

		Warrants to purchase membership interest in LLC	11.0%	376	637	279	209

Images.com, Inc.	Information Services	Senior Debt	—	2,775	2,775	2,775	2,775

Information Today Incorporated	Information Services	Senior Debt	—	7,500	7,500	—	—

Intellisec Holdings, Inc.(1)	Security Alarms	Senior Debt	—	14,265	14,265	10,085	10,085

		Warrants to purchase Common Stock	5.2%	0	0	0	0

Interface Video Systems, Inc.	Technology	Senior Debt	—	—	—	426	426

JMP Media, L.L.C.	Broadcasting	Senior Debt	—	15,781	15,781	15,491	15,491

Jeffrey A. Stern	Publishing	Senior Debt	—	157	157	940	490

Joseph C. Millstone	Telecommunications	Senior Debt	—	500	500	500	500

The Joseph F. Biddle Publishing Company(1)	Newspaper	Senior Debt	—	14,207	14,207	15,125	15,125

Kings III of America, Inc., North America	Security Alarms	Senior Debt	—	4,997	4,997	4,400	4,400

The Korea Times Los Angeles, Inc.	Newspaper	Senior Debt	—	11,927	11,927	12,368	12,368

MacDonald Communications Corporations (1)(2)	Publishing	Senior Debt	—	—	—	9,410	9,410

		Preferred Stock	—	—	—	1,000	328

Manhattan Telecommunications Corporation	Telecommunications	Senior Debt	—	22,975	22,975	10,272	10,272

		Warrants to purchase Common Stock	17.5%	754	644	0	315

See notes to consolidated financial statements.

MCG Capital Corporation
Consolidated Schedules of Investments—(Continued)
(dollars in thousands)
Portfolio Company	Principal Business	Investments	Percentage of Class Held on a Fully Diluted Basis (5)	December 31, 2001		December 31, 2000
				Cost	Fair Value	Cost	Fair Value

McGinnis-Johnson Consulting, LLC	Newspaper	Subordinated Debt	—	$7,828	$7,828	$7,107	$7,107

Michael Noshay	Telecommunications	Senior Debt	—	—	—	500	500

Media Central LLC/Primedia	Publishing	Senior Debt	—	10,000	10,000	—	—

Midwest Towers Partners, LLC(1)	Telecommunications Towers	Senior Debt	—	16,307	16,307	15,694	15,694

Miles Media Group, Inc.(1)	Publishing	Senior Debt	—	7,850	7,850	7,300	7,300

		Warrants to purchase Common Stock	14.6%	20	490	20	452

Minnesota Publishers, Inc.(1)	Newspaper	Senior Debt	—	14,250	14,250	14,250	14,250

Murphy McGinnis Media, Inc.(1)	Newspaper	Senior Debt	—	14,000	14,000	14,000	14,000

NBG Radio Networks, Inc.	Broadcasting	Senior Debt	—	6,298	6,298	—	—

		Warrants to purchase Common Stock	25.2%	0	0	—	—

Netplexus Corporation	Technology	Senior Debt	—	3,500	2,500	3,500	3,500

		Preferred Stock	51.0%	766	0	766	765

		Warrants to purchase Common Stock	8.3%	0	0	0	0

New Century Companies, Inc.(1)(4)	Other	Common Stock	2.9%	157	294	—	—

		Preferred Stock	11.9%	0	42	300	119

		Warrants to purchase Common Stock	0.6%	0	33	169	148

nii communications, Inc.(1)	Telecommunications	Senior Debt	—	5,565	5,565	1,834	1,834

		Common Stock	3.1%	400	162	400	181

		Warrants to purchase Common Stock	35.4%	747	991	0	223

New Northwest Broadcasters, Inc.(1)	Broadcasting	Senior Debt	—	10,853	10,853	10,751	10,751

Newsletter Holdings, LLC(1)	Publishing	Senior Debt	—	1,340	1,340	1,400	1,400

See notes to consolidated financial statements.

MCG Capital Corporation
Consolidated Schedules of Investments—(Continued)
(dollars in thousands)
Portfolio Company	Principal Business	Investments	Percentage of Class Held on a Fully Diluted Basis (5)	December 31, 2001		December 31, 2000
				Cost	Fair Value	Cost	Fair Value

North American Telecommunications Corporation	Telecommunications	Senior Debt	—	—	—	$6,131	$6,131

		Warrants to purchase Preferred Stock	—	—	—	0	0

NOW Communications, Inc.(1)	Telecommunications	Senior Debt	—	4,367	4,367	4,170	4,170

		Warrants to purchase Common Stock	10.0%	0	0	0	0

Nurseweek Publishing	Publishing	Senior Debt	—	—	—	2,215	2,215

Pacific-Sierra Publishing, Inc.	Newspaper	Senior Debt	—	24,160	24,160	—	—

Pfingsten Publishing, LLC(1)	Publishing	Senior Debt	—	10,250	10,250	15,966	15,966

Powercom Corporation(1)	Telecommunications	Senior Debt	—	3,917	3,917	4,288	4,288

		Warrants to purchase Common Stock	9.6%	139	105	139	85

R.R. Bowker LLC	Information Services	Senior Debt	—	15,000	15,000	—	—

		Warrants to purchase Common Stock	14.0%	882	882	—	—

Rising Tide Holdings LLC(1)	Publishing	Senior Debt	—	3,097	1,597	3,000	3,000

		Warrants to purchase membership interest in LLC	6.5%	0	0	0	0

Robert N. Snyder	Information Services	Senior Debt	—	1,300	1,300	1,300	1,300

Sabot Publishing, Inc.(1)	Publishing	Senior Debt	—	9,800	9,800	10,588	10,588

Stonebridge Press, Inc.(1)	Newspaper	Senior Debt	—	5,473	5,473	5,300	5,300

Sunshine Media Corp.(1)	Publishing	Senior Debt	—	13,094	13,094	—	—

		LLC Interest Class A	12.8%	500	553	—	—

		Warrants to purchase membership interest in LLC Class B	100.0%	0	0	—	—

See notes to consolidated financial statements.

MCG Capital Corporation
Consolidated Schedules of Investments—(Continued)
(dollars in thousands)
Portfolio Company	Principal Business	Investments	Percentage of Class Held on a Fully Diluted Basis (5)	December 31, 2001		December 31, 2000
				Cost	Fair Value	Cost	Fair Value

Talk America Holdings, Inc.(1)	Telecommunications	Senior Debt	—	$17,500	$17,500	$20,000	$20,000

		Common Stock	1.5%	1,050	482	1,050	1,690

		Warrants to purchase Common Stock	0.8%	25	0	25	0

TGI Group, LLC	Information Services	Senior Debt	—	7,920	7,920	8,250	8,250

		Warrants to purchase membership interest in LLC	5.0%	126	23	126	0

THE Journal, LLC	Publishing	Senior Debt	—	3,196	2,100	3,119	3,119

Tower Resource Management, Inc.(1)	Telecommunications Towers	Senior Debt	—	1,573	1,573	1,016	1,016

		Warrants to purchase Common Stock	7.1%	0	0	0	0

TVData Technologies L.P. (1)	Information Services	Senior Debt	—	—	—	13,900	13,900

Unifocus, Inc.(1)	Information Services	Senior Debt	—	3,300	3,300	3,350	3,350

		Warrants to purchase Equity	15.0%	139	369	139	99

UMAC, Inc.(3) (4)	Publishing	Common Stock	100.0%	8,360	8,360	—	—

Upside Media, Inc. (1)(3)	Publishing	Senior Debt	—	—	—	7,952	7,952

ValuePage Holdings, Inc.(1)	Telecommunications	Senior Debt	—	13,105	8,472	19,249	16,749

VS&A-PBI Holding LLC(1)	Publishing	Senior Debt	—	12,375	12,375	12,500	12,500

		LLC Interest	0.8%	500	0	500	500

WirelessLines, Inc.(1)	Telecommunications	Senior Debt	—	6,150	6,150	6,150	6,150

		Warrants to purchase Common Stock	5.0%	0	0	0	0

Witter Publishing Corporation	Publishing	Senior Debt	—	2,747	2,747	2,600	2,600

		Warrants to purchase Common Stock	9.6%	78	76	66	11

Working Mother Media, Inc.(2)	Publishing	Senior Debt	—	6,718	6,718	—	—

		Preferred Stock	100.0%	4,499	4,499	—	—

		Common Stock	51.0%	1	1	—	—

See notes to consolidated financial statements.

MCG Capital Corporation
Consolidated Schedules of Investments—(Continued)
(dollars in thousands)
Portfolio Company	Principal Business	Investments	Percentage of Class Held on a Fully Diluted Basis (5)	December 31, 2001		December 31, 2000
				Cost	Fair Value	Cost	Fair Value

Wyoming Newspapers, Inc.(1)	Newspaper	Senior Debt	—	$12,563	$12,563	$12,913	$12,913

				628,405	617,203	510,270	510,120

		Allowance for loan losses		—	—	(10,084)	—

		Net unrealized gains		—	—	641	—

		Unearned income		(12,134)	(12,134)	(9,935)	(9,935)

				$616,271	$605,069	$490,892	$500,185

(1)	Securities are issued by affiliate(s) of the listed portfolio company.
(2)
In August 2001, we foreclosed on the assets of MacDonald Communication Corporation and transferred them to Working Mother Media, Inc. (formerly WMAC, Inc.), a majority owned subsidiary of MCG Finance I, LLC (formerly MCG Finance Corporation).

(3)	In September 2001, we foreclosed on the assets of Upside Media, Inc. and transferred them to UMAC, Inc., a wholly owned subsidiary of MCG Finance I, LLC (formerly MCG Finance Corporation).
(4)	Non-income producing.
(5)
The “percentage of class held on a fully diluted basis” represents the percentage of the class of security we may own assuming we exercise our warrants or options (whether or not they are in-the-money) and assuming that warrants, options or convertible securities held by others are not converted. We have not included any security which is subject to significant vesting contingencies. Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted. The percentage was calculated based on outstanding share information as of December 31, 2001(i) in the case of private companies, provided by that company, and (ii) in the case of public companies, provided by that company’s most recent public filings with the Commission.

See notes to consolidated financial statements.

MCG Capital Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share amounts)

Note A—Description of Business, Basis of Presentation, and Summary of Significant Accounting Policies

Description of Business and Basis of Presentation

MCG Capital Corporation (“MCG” or the “Company” or “Parent” or “we”) is a solutions-focused financial services company that provides financing and advisory services for companies throughout the United States in the communications, information services, media, and technology industry sectors. Prior to its name change effective June 14, 2001, the Company’s legal name was MCG Credit Corporation. On December 4, 2001, MCG completed an initial public offering (“IPO”) of 13,375,000 shares and a concurrent private offering of 625,000 shares. Upon completion of the offerings, the Company became a non-diversified, internally managed, closed-end investment company that elected to be treated as a business development company under the Investment Company Act of 1940, as amended. The Company will elect to be treated as a regulated investment company under Internal Revenue Service regulations effective January 1, 2002.

The accompanying financial statements reflect the consolidated accounts of MCG, including our special purpose financing subsidiaries MCG Finance I, LLC, MCG Finance II, LLC, and MCG Finance III, LLC, with all significant intercompany balances eliminated and the related results of operations. In accordance with Article 6 of Regulation S-X under the Securities Act of 1933 and Securities Exchange Act of 1934, the Company does not consolidate portfolio company investments in which the Company has a controlling interest.

Conversion to Business Development Company

The results of operations for 2001 are divided into two periods. The eleven-month period, representing the period January 1, 2001 through November 30, 2001, reflects the Company’s results prior to operating as a business development company under the Investment Company Act of 1940, as amended. The one-month period ended December 31, 2001, reflects the Company’s results as a business development company under the Investment Company Act of 1940, as amended. Accounting principles used in the preparation of the consolidated financial statements beginning December 1, 2001 are different than those of prior periods and, therefore, the financial position and results of operations of these periods are not directly comparable. The primary differences in accounting principles relate to the carrying value of investments and accounting for income taxes—see corresponding sections below for further discussion.

The cumulative effect adjustment for the one-month period ended December 31, 2001 reflects the effects of conversion to a business development company as follows:

Cumulative Effect of Business Development Company Conversion
Effect of recording loans at fair value	$(10,048)
Effect of recording equity investments at fair value	(1,013)
Elimination of allowance for loan losses	5,519
Elimination of certain taxes	1,070

$(4,472)

Use of estimates

These financial statements are prepared in conformity with accounting principles generally accepted in the United States. This requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

Summary of Significant Accounting Policies

    Income recognition

Interest on commercial loans is computed by methods that generally result in level rates of return on principal amounts outstanding. It is management’s practice to cease accruing interest on commercial loans when payments are 90 days delinquent. However, management may elect to continue the accrual of interest when the estimated net realizable value of collateral is sufficient to cover the principal balance and accrued interest, and the loan is in the process of collection.

Loan origination and commitment fees and certain direct loan origination costs are deferred and amortized as adjustments of the related loan’s yield over the contractual life. The accounting for certain fees required to be paid at the end of the term is determined based on the credit performance of the related loan. For loans in which the related borrower is under-performing relative to expectations, these fees are not recognized until realization is probable. When significant collectibility concerns do not exist, the fees are recognized over the term of the loan.

In certain loan arrangements, warrants or other equity interests are received from the borrower. The borrowers granting these interests are typically non-publicly traded companies. The Company records the financial instruments received at estimated fair value as determined by the Board of Directors. Fair values are estimated using various valuation models which attempt to estimate the underlying value of the associated entity. These models are then applied to MCG’s ownership share considering any discounts for transfer restrictions or other terms which impact the value. Changes in these values are recorded through our statement of operations. Any resulting discount on the loan from recordation of warrant and other equity instruments are accreted into income over the term of the loan.

We include in income certain amounts that we have not yet received in cash, such as contracted payment-in-kind (PIK) interest, which represents contractual interest added to the loan balance and due at the end of the loan term. The increases in loan balances as a result of contracted PIK arrangements are included in income in advance of receiving cash payment, and are separately identified on our consolidated statements of cash flows. PIK interest accrued net of payments and other deductions for the one-month period ended December 31, 2001, the eleven month period ended November 30, 2001, and the years ended December 31, 2000, and 1999 was $412, $10,030, $5,379, and $1,753, respectively.

In certain investment transactions, we perform investment banking and other advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned which is generally when the investment transaction closes.

    Valuation of Investments

As a business development company under the Investment Company Act of 1940, all of the Company’s investments must be carried at market value or fair value as determined by our Board of Directors for investments which do not have readily determinable market values. Prior to this conversion, only marketable debt and equity securities and certain derivative securities were required to be carried at market value.

Beginning December 1, 2001, portfolio assets for which market prices are available are valued at those prices. However, substantially all of our assets were acquired in privately negotiated transactions and have no readily determinable market values. These securities are carried at fair value as determined by our Board of Directors under our valuation policy. The valuation committee of our Board of Directors reviews our loans and investments and will make recommendations to our Board of Directors.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

The fair value of loans is estimated by discounting the future cash flows using rates commensurate with the credit risk and term of the loans. That technique is significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. The derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument.

Also, our valuation of our equity securities may increase if circumstances warrant. With respect to private equity securities, each investment is valued using industry valuation benchmarks, and then the value is assigned a discount reflecting the illiquid nature of the investment, as well as our minority, non-control position. When an external event such as a purchase transaction, public offering, or subsequent equity sale occurs, the pricing indicated by the external event will be used to corroborate our private equity valuation. Securities that are traded in the over-the-counter market or on a stock exchange are valued at the prevailing bid price on the valuation date. However, restricted and unrestricted publicly traded securities may be valued at discounts from the public market value due to restrictions on sale, the size of our investment or market liquidity concerns.

Substantially all of our assets consist of securities carried at fair value as determined by our Board of Directors. Determination of fair value involves subjective judgments and these values may not represent amounts at which investments could be bought or sold in an independent third party transaction.

    Securitization Transactions

Periodically, the Company transfers pools of loans to special purpose entities (SPEs) for use in securitization transactions. Securitization transactions comprise a significant source of our overall funding, with the total face amount of the outstanding loans assumed by third parties equaling $421,147 at December 31, 2001. On April 1, 2001, the Company adopted the requirements of Financial Accounting Standards (“SFAS”) No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”, which applies prospectively to all securitization transactions occurring after March 31, 2001. Adoption of SFAS No. 140 did not have a material impact on the operations or financial position of the Company. Transfers of loans have not met the requirements of SFAS No. 140 for sales treatment and are, therefore, treated as secured borrowings, with the transferred loans remaining in investments and the related liability recorded in borrowings.

    Cash and cash equivalents

Cash and cash equivalents as presented in the balance sheet and the statement of cash flows includes bank checking accounts, highly liquid investments with original maturities of 90 days or less, and interest bearing deposits collateralized by marketable debt securities.

    Commercial loans

Loan balances include the accretion of contracted PIK interest which represents the portion of contractual interest added to the loan balance and due at the end of the loan term. This PIK receivable totaled $14,245 and $6,640 at December 31, 2001 and 2000, respectively. Net unearned income includes unearned fees net of direct loan origination costs totaling $12,134 and $9,935 at December 31, 2001 and 2000, respectively. Unearned fees net of direct loan origination costs are amortized over the term of the related loan using the effective interest method for amortizing term loans and the straight-line method for revolving loans, which approximates the effective interest method. In general, our commercial loans are collateralized by all of the tangible and intangible property of our borrowers.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

Allowance for loan losses

Prior to conversion to a business development company, an allowance for loan losses was maintained to absorb anticipated future losses, net of recoveries, in the existing loan portfolio. The provision for loan losses is the periodic cost of maintaining an adequate allowance. Management maintains a loan risk management system whereby each lending relationship is assigned a credit risk rating. These ratings are continuously evaluated and adjusted to reflect the current credit risk of the borrower. In evaluating the adequacy of the allowance for loan losses, management estimated, based on historical experience, the probability of a default and the amount of loss in the event of default. Management considered the following factors: the condition of the industries and geographic areas experiencing or expected to experience particular economic adversities; trends in delinquencies, bankruptcies and non-performing loans; trends in loan volume and size of credit risks; the degree of risk in the composition of the loan portfolio; current and anticipated economic conditions; credit evaluations; and, underwriting policies.

Investments in equity securities

Investments in equity securities represent our ownership of warrants and other equity interests received or purchased primarily as part of a loan arrangements. Under business development company accounting, all equity investments are carried at fair value with any adjustments recorded in the statement of operations, combined with adjustments in the fair value of investments in loans, as net change in unrealized appreciation (depreciation) on investments.

Prior to the business development company conversion, purchased equity investments in non-publicly traded securities where the Company does not exercise significant influence were carried at cost. Losses on these investments were recorded if values were believed to be other than temporarily impaired. Impairment losses of $1,715, $500, and $0 were recorded in the periods ended November 30, 2001, and December 31, 2000 and 1999, respectively. See discussion in the “Income recognition” section above for the accounting policy for warrants and other equity interests received as part of loan origination activities.

Equity investments in publicly traded securities where the Company did not exercise significant influence over the issuer of the securities were accounted for as available for sale securities under Statement of Financial Accounting Standards (“SFAS”) No. 115, “Accounting for Certain Investments in Debt and Equity Securities” (SFAS 115) and carried at market value. As of December 31, 2000, the Company held $1,690 of investments in marketable equity securities classified as securities available for sale under SFAS 115. Under SFAS 115, these securities were stated at their fair value, with unrealized appreciation and depreciation, net of tax, reported as a component of cumulative other comprehensive income. As of November 30, 2001 and December 31, 2000, the gross unrealized appreciation (depreciation) on available for sale securities were $(638) and $641, respectively, with the net appreciation (depreciation) shown as a separate component of stockholders’ equity, net of taxes.

See discussion in the “Derivative Instruments” section below for the accounting policy for certain warrants during the eleven month period ended November 30, 2001.

Debt issuance costs

Debt issuance costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. These amounts, $4,691 at December 31, 2001 and $2,960 at December 31, 2000, net of accumulated amortization, are included in other assets in the consolidated balance sheet and are amortized into the consolidated statement of operations as interest expense ratably over the contractual term of the borrowing on

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

a method that approximates the effective interest method. Accumulated amortization was $5,825 and $3,760 at December 31, 2001 and 2000, respectively.

Stock-based compensation

The Company follows Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees,” (“APB 25”) and related Interpretations in accounting for its employee stock options because the alternative fair value accounting recommended by SFAS No. 123, “Accounting for Stock-Based Compensation,” requires use of option valuation models that were not developed for valuing employee stock options. Under APB 25, no compensation expense is recognized for the Company’s stock option plan. The Company no longer has a stock option plan.

Income taxes

We will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code effective January 1, 2002. Pursuant to this election, if MCG qualifies to be a regulated investment company, MCG generally will not have to pay corporate-level taxes on any income distributed to stockholders as dividends, allowing the Company to substantially reduce or eliminate corporate-level tax liability. MCG will be subject to U.S. federal income taxes on sales of investments for which the fair value was in excess of our tax basis, which approximated $2,788 at December 31, 2001. Prior to conversion to a business development company, deferred tax assets and liabilities were determined based on differences between the financial statement carrying amounts and the tax basis of existing assets and liabilities (i.e., temporary differences) and were measured at the enacted rates that will be in effect when these differences reverse.

Upon conversion to a business development company, all deferred tax assets and liabilities were eliminated, except those related to built-in gains and those that were expected to reverse during the one-month period ended December 31, 2001. As of December 31, 2001, tax assets of $3,089 represent estimated refunds on current year payments and on prior year refunds and are included in other assets in the consolidated financial statements. Deferred tax liabilities of $1,085 at December 31, 2001 represent taxes on built-in gains on equity investments and are included in other liabilities in the consolidated financial statements.

Earnings per share

Basic earnings per share is computed by dividing net income applicable to common stockholders by the weighted average number of shares of common stock outstanding for the period. Diluted earnings per share is computed by dividing such net income by the sum of the weighted average number of shares outstanding for the period, the dilutive effect of potential shares that could occur upon exercise of common stock options and the dilutive impact of restricted stock.

Segments

The Company lends to and invests in customers in various sectors of the communications, information services, media, and technology industry sectors. MCG separately evaluates the performance of each of its lending and investment relationships. However, because each of these loan and investment relationships have similar business and economic characteristics, they have been aggregated into a single lending and investment

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

segment. All segment disclosures are included in or can be derived from the Company’s consolidated financial statements.

Derivative Instruments

On January 1, 2001, the Company was required to adopt the provisions of Financial Accounting Standards Board Statements No. 133 and 138, “Accounting for Derivative Instruments and Hedging Activities” (“the Statements”). The Statements require recognition of all derivatives on the balance sheet at fair value. Derivatives that are not hedges, including derivatives embedded in other financial instruments where the changes in the fair value of the derivative are not closely related to changes in the fair value of the host instrument, must be adjusted to fair value through earnings. If the derivative is a hedge, depending on the nature of the hedge, changes in the fair value of derivatives will either be offset against the change in fair value of the hedged assets, liabilities or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative’s change in fair value will be immediately recognized in earnings.

At January 1, 2001, the Company held financial instruments in the form of equity warrants that qualified as derivatives under the Statements with an estimated fair value of $3,825 and a book value of $825. The difference between the two amounts, $3,000, was recognized as an asset on January 1, 2001 with the related income reported as a cumulative effect of a change in accounting principle, net of tax. Changes in the fair value of these financial instruments, as well as any other financial instruments entered into which qualify as derivatives under the Statements which do not qualify for hedge accounting, were reflected in the statement of operations for 2001. During the eleven months ended November 30, 2001, the fair value of financial instruments that qualify as derivatives under the Statements decreased by $1,588 and is reflected on the statement of operations under the caption “Net change in unrealized appreciation (depreciation) on investments.”

Upon conversion to a business development company, all investments, including all derivative investments, are carried at fair value.

Recent Accounting Pronouncements

On June 30, 2001, the provisions of Financial Accounting Standards Board Statements No. 141, “Business Combinations” (“FAS 141”) became effective. FAS 141 requires the use of the purchase method of accounting for any business combinations for which the date of acquisition is July 1, 2001, or later. For the period July 1, 2001 through December 31, 2001, the Company had no business combinations.

On January 1, 2002, the provisions of Financial Accounting Standards Board Statements No. 142, “Goodwill and Other Intangible Assets” (“FAS 142”) became effective. Under FAS 142, goodwill and intangibles with indefinite lives are no longer amortized but are reviewed at least annually for impairment. Upon adoption of FAS 142 in 2002, the Company will cease amortizing goodwill, which is not expected to have a material impact on net operating income in 2002. Goodwill of approximately $3,851 and $4,162 as of December 31, 2001 and 2000, net of accumulated amortization, is included in other assets in the consolidated balance sheets.

Reclassifications

Certain prior period information has been reclassified to conform to current year presentation.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

Note B—Investments

At December 31, 2001 and 2000, investments consisted of the following:

	2001		2000
	Cost	Value	Cost	Value
Commercial loans	$604,232	$596,002	$504,214	$501,264
Investments in equity securities	24,173	21,201	6,056	8,856
Unearned income	(12,134)	(12,134)	(9,935)	(9,935)

Total	$616,271	$605,069	$500,335	$500,185

MCG’s customer base includes primarily small- and medium-sized private companies in the communications, information services, media, and technology industry sectors. In addition, the Company has occasionally made loans to individuals who are principals in these companies where the proceeds are used by or in connection with the operations or capitalization of such companies. Debt instruments generally provide for a contractual variable interest rate generally ranging from approximately 400 to 1400 basis points above LIBOR, in some cases, a portion of which may be deferred. At December 31, 2001 and 2000, approximately 99% of loans in the portfolio were at variable rates determined on the basis of a benchmark LIBOR or prime rate and approximately 1% were at fixed rates. The company’s loans generally have stated maturities at origination that range from 3 to 7 years. Customers typically pay an origination fee based on a percentage of the commitment amount. They also often pay a fee based on any undrawn commitments.

At December 31, 2001, approximately 50% of MCG’s loans had associated detachable warrants or an option to purchase warrants, appreciation rights or other equity interests or other provisions designed to provide the Company with an enhanced internal rate of return. These equity and equity-like instruments generally do not produce a current return, but are held for potential investment appreciation and capital gains. The warrants and options to purchase warrants typically are exercisable immediately and typically remain exercisable for 10 years. The exercise prices on the warrants vary from nominal exercise prices to exercise prices that are at or above the current fair market value of the equity for which we are receiving warrants. In some cases, some or all of the deferred interest may be exchanged as the exercise price for the option to purchase warrants. The equity interests and warrants and options to purchase warrants often include registration rights, which allow MCG to register the securities after public offerings.

The composition of MCG’s portfolio of publicly and non-publicly traded securities as of December 31, 2001 and 2000 at cost and fair value was as follows:

Cost	December 31, 2001	December 31, 2000
Senior Debt	94.9%	97.4%
Subordinated Debt	1.2	1.4
Equity	3.2	1.0
Warrants to Acquire Equity	0.7	0.2
Equity Appreciation Rights	0.0	0.0

	100.0%	100.0%

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

Fair Value	December 31, 2001	December 31, 2000
Senior Debt	95.3%	96.8%
Subordinated Debt	1.2	1.4
Equity	2.5	0.9
Warrants to Acquire Equity	0.9	0.8
Equity Appreciation Rights	0.1	0.1

	100.0%	100.0%

Set forth below is a table showing the composition of MCG’s portfolio by industry sector at cost and fair value for the years ended December 31, 2001 and 2000:

Cost	December 31, 2001	December 31, 2000
Media	54.5%	54.0%
Communications	29.7	30.2
Information Services	11.5	10.4
Technology	4.1	5.1
Other	0.2	0.3

	100.0%	100.0%

Fair Value	December 31, 2001	December 31, 2000
Media	55.2%	53.8%
Communications	28.9	29.9
Information Services	11.8	10.3
Technology	3.8	5.6
Other	0.3	0.4

	100.0%	100.0%

MCG recorded charge-offs of $14,840 against the allowance for loan losses prior to the conversion to a business development company. The following is a summary of changes in the allowance for loan losses:

For periods ended	November 30, 2001	December 31, 2000	December 31, 1999
Balance at beginning of period	$10,084	$4,663	$2,605
Provision for loan losses	10,275	5,421	2,058
Charge-offs	(14,840)	—	—

Balance at end of period	$5,519	$10,084	$4,663

The Company had no charge-offs for the years ended December 31, 2000 and 1999. At December 31, 2001, there were $8,629 of loans greater than 60 days past due and $157 of loans on non-accrual status. At December 31, 2000 there were no loans greater than 60 days past due or on non-accrual status.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

Note C—Borrowings

On June 24, 1998, MCG Finance Corporation (“MCG Finance”, currently MCG Finance I, LLC) entered into a $400,000 senior secured credit facility (the “Heller Facility”). The arrangement was due to expire on January 2, 2002 but was paid off on December 27, 2001. MCG Finance is a bankruptcy remote, special-purpose, wholly owned subsidiary of MCG and, therefore, the assets of MCG Finance may not be available to MCG creditors. The Heller Facility was secured by all of MCG Finance’s existing and thereafter acquired assets. In addition, all shares of capital stock of MCG Finance Corporation were pledged as collateral. The lead bank for the Heller Facility, Heller Financial, Inc. (“Heller”), held 334,566 Class A shares and 677,934 Class D shares at December 31, 2000. On October 25, 2001, Heller was acquired by G.E. Capital.

The Heller Facility consisted of a $320,000 revolving credit line and $80,000 term loan. The revolving credit line consisted of a base rate loan at the bank prime rate as published by the Board of Governors of the Federal Reserve System in the Federal Reserve statistical release H.15 (519) entitled “Selected Interest Rates,” and up to 7 tranches of loans with interest rates based on the London Interbank Offered Rate (“LIBOR”). The base rate loan revolved each day. MCG could obtain the LIBOR-rated loans for periods of one, two, three or six months. The interest rate on the term loan was also based on LIBOR and MCG could choose a repricing period of one, two, three or six months. MCG was charged 25 basis points on any unused amounts.

Interest payable on each individual loan or tranche was consolidated with principal as part of the prime loan at the end of the term of the tranche loan. Interest was payable quarterly on the prime loan. Interest on tranche loans was payable quarterly for tranche loan terms greater than three months. Principal payments were made based on the cash position of the Company within the covenant parameters of the facility.

During December 2001, the Company used proceeds from the initial public and concurrent private offerings of common stock and the securitization of loans under a term securitization facility through Wachovia Securities to pay off the facility.

As of June 1, 2000, MCG Finance Corporation II (“MCG Finance II”, currently MCG Finance II, LLC) sponsored the creation of MCG Master Trust (the “Revolving Credit Facility”), which entered into a variable funding securitization facility by issuing Series 2000-1 Notes. MCG Finance II is a bankruptcy remote, special-purpose, wholly owned subsidiary of MCG whose assets may not be available to MCG creditors. The MCG Master Trust is a bankruptcy remote, special-purpose, wholly owned subsidiary of MCG Finance II whose assets may not be available to MCG or MCG Finance II creditors. The Revolving Credit Facility is secured by all of the Trust’s existing and hereinafter acquired assets totaling $71,659 as of December 31, 2001. This Revolving Credit Facility is scheduled to terminate on May 31, 2003.

The Revolving Credit Facility may issue up to $200,000 of Class A Notes (the “Notes”). Currently all of the Notes outstanding total $22,585 and are held by one investor. The Notes bear interest based on the daily Commercial Paper Rate for Wachovia’s funding conduit (“CP Rate”) plus 1.0% and interest is payable monthly. The amount of Notes that can be issued is determined based on a minimum subordination amount applied to eligible loans in the Revolving Credit Facility including the requirement for a minimum of $30,000 of unleveraged loans as collateral for the indebtedness. Eligible loans are determined based on total loans in the Revolving Credit Facility less certain amounts related to delinquencies and various other criteria such as weighted average remaining life of the Revolving Credit Facility portfolio, weighted average risk rating of the Revolving Credit Facility portfolio, and industry concentration limits. The Revolving Credit Facility is charged 20 basis points on the difference between the $200,000 limit and the amount of Notes outstanding.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

On December 27, 2001, MCG Finance III, LLC (“MCG Finance III”) sponsored the creation of MCG Commercial Loan Trust (the “Trust”), which entered into a term funding securitization agreement by issuing Series 2001-1 Notes. MCG Finance III is a bankruptcy remote, special-purpose, wholly owned subsidiary of MCG whose assets may not be available to MCG creditors. The Trust is a bankruptcy remote, special-purpose, wholly owned subsidiary of MCG Finance III whose assets may not be available to MCG or MCG Finance III creditors. The Series 2001-1 Notes are secured by all of the Trust’s existing assets totaling $349,488 as of December 31, 2001. This facility is scheduled to terminate on February 20, 2013 or sooner upon full repayment of the Class A and Class B Notes.

The Trust issued $229,860 of Class A Notes, and $35,363 Class B Notes (collectively the “Trust Notes”). The Class A Notes bear interest of LIBOR plus 0.60% and Class B Notes bear interest of LIBOR plus 1.75%, and interest is payable quarterly.

Outstandings under the Revolving Credit Facility, the Trust Notes, and the Heller Facility as of December 31, 2001 and 2000 by interest rate benchmark were as follows:

	December 31,
	2001	2000
Prime Rate	$—	$23,672
30-day LIBOR	—	266,500
60-day LIBOR	—	—
90-day LIBOR	265,223	—
CP Rate	22,585	66,661

	$287,808	$356,833

The maximum outstandings under the Heller Facility during the years ended December 31, 2001, 2000, and 1999 were $345,146, $321,198, and $250,618, respectively, and the average outstandings were $308,576, $282,353, and $172,349, respectively. The weighted average interest rates, excluding the amortization of deferred financing costs, for the years ended December 31, 2001, 2000 and 1999 were 6.1%, 8.5% and 7.5%, respectively. The weighted average interest rates were 8.7% and 8.4% at December 31, 2000 and 1999, respectively. The Heller Facility was paid off prior to December 31, 2001.

The maximum outstandings under the Notes issued by the Revolving Credit Facility during the year ended December 31, 2001 and 2000 were $126,800 and $66,661, respectively, and the average outstandings were $92,275, and $13,511, respectively. The weighted average interest rates, excluding the amortization of deferred financing costs, for the year ended December 31, 2001 and 2000 were 5.2% and 8.5%, respectively, and the interest rates at December 31, 2001 and 2000 were 4.9% and 8.1%, respectively.

The maximum outstandings under the Notes issued by the Trust during the year ended December 31, 2001 were $265,223 and the average outstandings were $3,633. The weighted average interest rate, excluding the amortization of deferred financing costs, for the year ended December 31, 2001 was 2.7% and the weighted average interest rate at December 31, 2001 was 2.7%.

Subject to certain minimum equity restrictions and other covenants, total unused available commitments from the borrowing facilities totaled $177,415 and $193,167 at December 31, 2001 and December 31, 2000, respectively.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

Note D—Capital Stock

On December 4, 2001, the Company completed its IPO and sold 13,375,000 shares of its common stock at a price of $17.00 per share ($15.90 net of underwriting discount). MCG also completed a concurrent private offering of 625,000 shares at a price of $15.90 per share. Prior to the completion of the Company’s IPO, all outstanding shares of the Company’s Class A, B, D and E common stock converted into 12,671,887 shares of one class of common stock without preference on a one-for-one basis.

Immediately prior to the IPO, the company issued 1,615,000 shares of restricted stock in exchange for all outstanding stock options and warrants held by employees and others.

The Company declared an aggregate dividend of $.86 per share in December 2001 or $24,327, consisting of a dividend of $0.25 per share for the fourth quarter of 2001 and an additional dividend of $0.61 per share representing the distribution of substantially all of our earnings and profits since inception payable to shareholders of record on January 22, 2002.

MCG has one class of common stock and one class of preferred stock. The Company’s Board of Directors is authorized to provide for the issuance of shares of preferred stock in one or more series, to establish the number of shares to be included in each such series, and to fix the designations, voting powers, preferences, and rights of the shares of each such series, and any qualifications, limitations or restrictions thereof.

At December 31, 2000, the Company had reserved 2,452,406 shares of common stock for issuance in connection with its stock option plan and warrants granted to First Union Corporation. In November 2001, all of the stock options and warrants and the stock option plan were terminated.

Note E—Employee Benefit Plans

MCG sponsors a contributory savings plan and profit-sharing plan. MCG’s savings plan allows all full-time and part-time employees who work at least one thousand hours per year to participate beginning on the first day of the calendar quarter following an employee’s date of hire. MCG matches a portion of the contribution made by employees, which is based upon a percent of defined compensation, to the savings plan. The profit sharing plan allows participation by eligible employees who are on the payroll on the last day of the fiscal year for which the award is granted. Expenses related to the contributory savings plan were $19, $133, $110, and $67 for the periods ended December 31, 2001, November 30, 2001, and December 31, 2000 and 1999, respectively. Expenses related to the profit sharing plan were $72, $222, $222 and $88 for the periods ended December 31, 2001, November 30, 2001, and December 31, 2000 and 1999, respectively.

During 2000, MCG created a deferred compensation plan for key executives that would allow eligible employees to defer a portion of their salary and bonuses to an unfunded deferred compensation plan managed by MCG. Contributions to the plan earn interest at a rate of 2.00% over MCG’s internal cost of funds rate, as defined by the plan. The plan was effective January 1, 2001. There was $346 of contributions to the plan during the year ended December 31, 2001.

Note F—Income Taxes

Through December 31, 2001 the Company was taxed as a “C” corporation. Effective January 1, 2002, MCG will elect to be treated for federal income tax purposes as a regulated investment company (RIC) under

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

Subchapter M of the Internal Revenue Code. As a RIC, the Company generally will not be subject to taxation of income to the extent such income is distributed to stockholders and the Company meets certain minimum dividend and other distribution requirements.

Deferred income taxes prior to conversion to a business development company reflected the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Deferred income taxes subsequent to conversion to a business development company reflect taxes on built-in gains on equity investments. Significant components of the Company’s deferred tax assets and liabilities were as follows:

	December 31
	2001	2000
Deferred tax assets (liabilities)
Allowance for loan losses	$—	$4,106
Loan fee recognition	—	—
Built in gains on investments	(1,085)	—
Other	—	155

Total deferred tax assets (liabilities)	$(1,085)	$4,261

Differences between income tax expense (benefit) and the amount computed by applying statutory income tax rates are summarized as follows:

	One Month Ended December 31, 2001	Eleven Months Ended November 30, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999
Amounts at statutory federal rates	$(1,016)	$5,213	$8,309	$3,396
Effect of:
State taxes, net of federal benefit	(176)	901	1,357	520
Book expenses not deductible as a business development company	559
Other	—	—	4	5

Income tax expense (benefit)	$(633)	$6,114	$9,670	$3,921

Taxes currently (receivable) payable	$(138)	$158	$12,317	$5,025
Deferred income taxes	(495)	5,956	(2,647)	(1,104)

Income tax expense (benefit)	$(633)	$6,114	$9,670	$3,921

The components of income tax expense (benefit) are as follows:

	One Month Ended December 31, 2001		Eleven Months Ended November 30, 2001		Year Ended December 31, 2000		Year Ended December 31, 1999
	Current	Deferred	Current	Deferred	Current	Deferred	Current	Deferred
Federal	$(118)	$(422)	$135	$5,077	$9,660	$(2,047)	$4,025	$(884)
State	(20)	(73)	23	879	2,657	(600)	1,000	(220)

	$(138)	$(495)	$158	$5,956	$12,317	$(2,647)	$5,025	$(1,104)

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

Note G—Commitments and Contingencies

MCG is party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of customers. These instruments include commitments to extend credit and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet. MCG attempts to limit its credit risk by conducting extensive due diligence and obtaining collateral where appropriate.

The balance of unused commitments to extend credit was $29,352 and $42,803 at December 31, 2001 and 2000, respectively. The estimated fair value of commitments reflects the amount MCG would have to pay a counterparty to assume these obligations and was $147 and $214 at December 31, 2001 and 2000, respectively. These amounts were estimated as the amount of fees currently charged to enter into similar agreements, taking into account the present creditworthiness of the counterparties.

Commitments to extend credit include the unused portions of commitments that obligate the Company to extend credit in the form of loans, participations in loans or similar transactions. Commitments to extend credit would also include loan proceeds the Company is obligated to advance, such as loan draws, rotating or revolving credit arrangements, or similar transactions. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee by the counterparty. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.

Certain premises are leased under agreements which expire at various dates through 2007. Total rent expense amounted to $61, $602, $505 and $292 during the periods ended December 31, 2001, November 30, 2001, and December 31, 2000 and 1999, respectively.

Future minimum rental commitments as of December 31, 2001 for all non-cancelable operating leases with initial or remaining terms of one year or more were as follows:

2002	$791
2003	418
2004	102
2005	99
2006 and thereafter	83

Total	$1,493

The Company has entered into an agreement with a third party for certain data processing services. The cost of these services is determined by volume considerations, in addition to an agreed base rate of $32 per year, for a remaining term of approximately two years.

Note H—Concentrations of Credit Risk

MCG’s customers are primarily small- and medium-sized companies serving the media, communications, technology and information services industry sectors. These sectors are characterized by high margins, high growth rates, consolidation and product and market extension opportunities. Value often is vested in intangible assets and intellectual property.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

The largest customers vary from year to year as new loans are recorded and loans pay off. Loan revenue, consisting of interest, fees, and recognition of gains on equity interests, can fluctuate dramatically when a loan is paid off or a related equity interest is sold. Revenue recognition in any given year can be highly concentrated among several customers.

Note I—Related Party Transactions

Immediately prior to the IPO, MCG issued 68,930 shares of common stock for the termination of all warrants held by Wachovia Corporation without regard to exercise price. At that time, Wachovia Corporation was a shareholder. The warrants consisted of warrants to purchase 226,000 shares of common stock at an exercise price of $20 per share, 186,000 shares at an exercise price of $30 per share and 104,000 shares at an exercise price of $40 per share. The total number of shares issued for the termination of the warrants was based on the Black-Scholes option-pricing model and assumptions negotiated with Wachovia Corporation and approved by our Board of Directors.

Heller Financial, Inc., a shareholder, provided our primary lending facility prior to December 28, 2001. As of December 31, 2000, interest payable of $1,813 included $1,364 payable to the lenders under the facility with Heller Financial, Inc., as agent, and $449 payable to an affiliate of Wachovia that holds the Master Trust Class A Notes. During 2001 and 2000, interest paid to Heller Financial, Inc., as agent, totaled $20,248 and $23,910, respectively and interest paid to the affiliate of Wachovia holding the Master Trust Class A Notes totaled $4,854 and $697, respectively. The facility was paid off on December 28, 2001.

See Note J for discussion of employee loans.

Note J—Employee Stock Plans

In June 1998, MCG authorized a stock-based compensation plan (the “1998 Plan”). Since the exercise prices for the stock options were at least equal to the fair value of the stock on the date of grant, no compensation expense has been recognized for the 1998 Plan.If compensation expense for the 1998 Plan had been determined based on the fair value at the grant date, consistent with the method in SFAS No. 123, on a pro forma basis, MCG’s net income would have been reduced by $0, $357, and $52 for the years ended December 31, 2001, 2000 and 1999, respectively. Basic and diluted earnings per share would have been unchanged at $0.27 for the year ended December 31, 2001, reduced to $1.31 per share for the year ended December 31, 2000 and would have been unchanged at $0.87 for the year ended December 31, 1999.

The 1998 Plan authorized MCG to grant options or stock appreciation rights to key personnel for up to 1,586,406 shares of Common Stock. During 2000, the 1998 Plan was amended to increase the number of authorized shares under the plan to 1,936,406. Under this plan, the exercise price of each option is determined by the committee appointed to administer the plan, an option’s maximum term is ten years, and the options vest over a 3-5 year period, either straight-line or cliff vesting.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

A summary of the Company’s stock option activity and related information for all stock option plans for the periods ended November 30, 2001, and December 31, 2000 and 1999, is as follows:

	Eleven-month period ended November 30, 2001		Year ended December 31, 2000		Year ended December 31, 1999
	Shares	Weighted- average Exercise Price	Shares	Weighted- average Exercise Price	Shares	Weighted- average Exercise Price
Outstanding, beginning of period	1,894,406	$24.96	1,326,368	$27.26	1,140,868	$28.15
Granted	51,500	15.00	593,538	19.80	209,500	23.03
Exercised	—	—	—	—	—	—
Expired/Cancelled	(1,945,906)	24.70	(25,500)	24.41	(24,000)	32.57

Outstanding, end of period	—	—	1,894,406	24.96	1,326,368	27.26

Options exercisable at period-end	—	—	483,505	$27.66	223,374	$28.05

Weighted-average fair value of options granted during the period		$5.56		$4.29		$1.95

The fair value of the options granted was determined using a minimum value calculation for non-public companies assuming an expected life of ten years, a fair value of the stock equal to the exercise price, dividend yield of 0%, and a weighted average risk-free rate of 4.63%, 4.99% and 6.44% for 2001, 2000 and 1999.

Under the 1940 Act, business development companies may maintain either a qualifying stock option plan or a qualifying profit-sharing plan, but not both. Consequently, immediately prior to the Company’s business development company conversion, MCG terminated the stock option plan. In connection with the termination of the plan, MCG issued 1,539,851 shares of restricted common stock to employees and directors. The total number of shares to be issued for the termination of the option plan was based upon the Black-Scholes option-pricing model and assumptions approved by the Board of Directors.

With respect to 303,660 of the total shares of restricted common stock, the forfeiture provisions will lapse as to one-eleventh of such shares initially granted to an employee at the end of each of the eleven consecutive calendar year quarters beginning January 1, 2002 so long as that employee remains employed by MCG on the applicable date.

With respect to 468,750 of the total shares of restricted common stock, the forfeiture provisions will lapse as to one-fifteenth of such shares initially granted to an employee at the end of each of the fifteen consecutive calendar year quarters beginning January 1, 2002 so long as that employee remains employed by MCG on the applicable date.

A total of 674,030 of the total shares of restricted common stock are subject to two independent forfeiture conditions, one relating to employment status (all shares will be forfeited unless employee is still employed by MCG on September 30, 2005) and the other relating to total return to stockholders. With respect to 25,970 of the total shares of restricted common stock, the forfeiture provisions will lapse on September 30, 2005 so long as that employee remains employed by MCG on that date.

With respect to 67,441 of the total shares of restricted stock, all forfeiture conditions lapsed as of the date of the initial public offering.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

MCG made cash payments totaling $1,706 to employees for the taxes imposed on them associated with the issuance of restricted common stock. The cash payments assumed a combined federal and state tax rate of 48% for each employee.

Additionally, in connection with the termination of the stock option plan, certain executive officers and employees purchased a portion of the 1,539,851 shares of restricted common stock at a per share price of $17.00. Those executive officers and employees issued partially non-recourse notes to MCG with an aggregate face value of $5,763 to purchase these shares. The notes are payable at the end of a four and a half-year term, subject to acceleration, bear interest at 4.13% payable annually and are secured by all of the restricted common stock held by such employee and for some employees, for a specified time-period, additional shares of common stock the employee owns. The notes are non-recourse as to the principal amount but recourse as to the interest. Amounts due on these loans are reflected as a reduction of stockholders’ equity in the consolidated balance sheets.

In connection with the formation of the Company in 1998, certain executive officers of the Company were granted loans to purchase 60,000 shares of Common Stock. These notes are payable at the end of a five year term and bear interest at 8.2875% payable annually. In addition, during 2000 additional loans were granted to certain additional executive officers in connection with the purchase of 16,333 shares of Common Stock. These notes are payable at the end of a five year term and bear interest at 8.25% payable annually. These notes are non-recourse as to the principal amount but recourse as to the interest. The loans are secured by the Company stock purchased with these loans as well as other Company stock owned by the officers. Amounts due on these loans are reflected as a reduction of stockholders’ equity in the consolidated balance sheets.

For the restricted common stock for which no return-based criteria apply, compensation expense, equal to the value of the shares at the grant date, is being recorded over the term of the forfeiture provisions. In addition, dividends on all shares that serve as collateral for the notes described above will be recorded as compensation expense until such time as the loans are repaid or the shares are released as collateral. For the one-month period ended December 31, 2001, MCG recognized $3,340 in compensation expense for restricted stock and dividends, including those shares granted to directors.

Note K—Earnings Per Share

The following table sets forth the computation of basic and diluted earnings per common share for the periods ended December 31, 2001, November 30, 2001, and December 31, 2000 and 1999:

(in thousands, except per share amounts)	One Month Ended December 31, 2001	Eleven Months Ended November 30, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999
Basic
Net decrease (increase) in stockholders’ equity resulting from earnings/net income (loss)	$(6,742)	$10,556	$14,071	$5,783
Weighted average common shares outstanding	26,814	12,757	10,435	6,612
Basic earnings (loss) per common share	$(0.25)	$0.83	$1.35	$0.87
Diluted
Net decrease (increase) in stockholders’ equity resulting from earnings/net income (loss)	$(6,742)	$10,556	$14,071	$5,783
Weighted average common shares outstanding	26,814	12,757	10,435	6,612
Dilutive effect of stock options and restricted stock	—	18	18	2
Weighted average common shares and Common stock equivalents	26,814	12,775	10,453	6,614
Diluted earnings (loss) per common share	$(0.25)	$0.83	$1.35	$0.87

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

For purposes of calculating earnings per common share, restricted common stock whose forfeiture provisions are solely based on passage of time, amounts are included in diluted earnings per common share based on the treasury stock method. No amounts were included in diluted earnings per common share for the one-month period ended December 31, 2001. Restricted common stock whose forfeiture provisions are based on performance criteria are included in diluted earnings per common share when it becomes probable such criteria will be met and is calculated using the treasury stock method. No amounts were included in diluted earnings per common share during the one-month period ended December 31, 2001.

Note L—Selected Quarterly Data (Unaudited)

The following tables set forth certain quarterly financial information for each of the eight quarters ended with the quarter ended December 31, 2001. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	2001			Two Months Ended November 30, 2001	One Month Ended December 31, 2001
(in thousands, except per share amounts)	Qtr 1	Qtr 2	Qtr 3
Operating income	$17,912	$17,689	$18,725	$11,463	$6,012
Net operating income (loss) before provision for loan losses	7,075	7,070	8,179	6,147	(1,608)
Income (loss) from continuing operations	3,553	2,815	(1,074)	3,485	(2,270)
Net increase (decrease) in stockholders’ equity resulting from earnings (loss)/net income (loss)	5,330	2,815	(1,074)	3,485	(6,742)
Income (loss) from continuing operations per common share – basic	$0.28	$0.22	$(0.08)	$0.27	$(0.08)
Income (loss) from continuing operations per common share – diluted	$0.28	$0.22	$(0.08)	$0.26	$(0.08)
Earnings (loss) per common share – basic	$0.42	$0.22	$(0.08)	$0.27	$(0.25)
Earnings (loss) per common share – diluted	$0.42	$0.22	$(0.08)	$0.26	$(0.25)

	2000
	Qtr 1	Qtr 2	Qtr 3	Qtr 4
Operating income	$10,750	$13,265	$15,315	$24,420
Net operating income before provision for loan losses	3,071	4,468	6,068	13,456
Income (loss) from continuing operations	2,755	2,423	3,243	5,650
Net increase (decrease) in stockholders’ equity resulting from earnings (loss)/net income (loss)	2,755	2,423	3,243	5,650
Income (loss) from continuing operations per common share – basic and diluted	$0.37	$0.27	$0.26	$0.45
Earnings per common share – basic and diluted	$0.37	$0.27	$0.26	$0.45

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

Note M—Financial Highlights

Following is a schedule of financial highlights for the one-month period ended December 31, 2001:

(Dollars in thousands except per share data)
Per Share Data(1):
Net asset value at beginning of period	$13.31

Net operating loss	(.05)
Increase in unrealized depreciation on investments	(.05)
Cumulative effect of conversions to a BDC	(.16)
Tax benefit	.02

Net decrease in shareholders’ equity resulting from loss	(.24)

Dividends(2)	(.86)
Antidilutive effect of dividends recorded as compensation expense	.06

Net decrease in shareholders’ equity resulting from distributions	(.80)

Issuance of shares in IPO, net of costs	2.18
Dilutive effect of IPO	(1.04)
Dilutive effect of issuance of restricted stock awards, net of amortization	(.95)

Net increase in shareholder’s equity resulting from IPO	.19

Net asset value at end of period	$12.46

Per share market value of end of period	$17.80
Total return(3)	4.71%
Shares outstanding at end of period	28,287

Ratio/Supplemental Data:
Net assets at end of period	$352,373
Ratio of operating expenses to average net assets	2.13%
Ratio of net operating loss to average net assets	(0.45)%

(1)	Basic and diluted per share data
(2)
Represents a distribution of the Company’s accumulated earnings and profits from the period since inception through December 31, 2001. This dividend was required for the Company to qualify as a regulated investment company effective January 1, 2002.

(3)	Total return equals the increase of the ending market value over the initial public offering price, divided by the initial public offering price.

MCG Capital Corporation

Consolidated Balance Sheets (unaudited)

(in thousands, except per share data)

	March 31,	December 31,
	2002	2001
Assets
Cash and cash equivalents	$35,598	$48,148
Investments:
Commercial loans, at fair value (cost of $654,405 and $604,232)	643,776	596,002
Investments in equity securities—at fair value (cost of $26,219 and $24,173)	19,412	21,201
Unearned income on commercial loans	(12,774)	(12,134)

Total investments	650,414	605,069
Interest receivable	5,802	5,623
Other assets	11,185	14,226

Total assets	$702,999	$673,066

Liabilities
Borrowings	$338,880	$287,808
Interest payable	1,408	408
Dividends payable	11,596	24,327
Other liabilities	4,598	8,150

Total liabilities	356,482	320,693

Stockholders’ Equity
Preferred stock, par value $.01, authorized 1 share, none issued and outstanding	—	—
Common stock
Par value $.01, authorized 100,000 shares, 28,287 issued and outstanding at March 31, 2002 and December 31, 2001	283	283
Paid-in capital	370,097	370,087
Stockholder loans	(6,059)	(6,510)
Unearned compensation—restricted stock	(12,182)	(13,077)
Earnings in excess of distributions	11,814	12,792
Net unrealized depreciation on investments	(17,436)	(11,202)

Total stockholders’ equity	346,517	352,373

Total liabilities and stockholders’ equity	$702,999	$673,066

See notes to consolidated financial statements (unaudited).

MCG Capital Corporation

Consolidated Statements of Operations (unaudited)

(in thousands, except per share amounts)

	Post IPO as a Business Development Company Three Months Ended March 31, 2002	Pre IPO prior to becoming a Business Development Company Three Months Ended March 31, 2001
Operating income
Interest and fees on commercial loans	$15,589	$17,596
Advisory fees and other income	1,465	316

Total operating income	17,054	17,912

Operating expenses
Interest expense	2,496	7,530
Employee compensation:
Salaries and benefits	2,021	2,290
Long-term incentive compensation	1,526	—

Total employee compensation	3,547	2,290
General and administrative expense	1,056	1,017

Total operating expenses	7,099	10,837

Net operating income before provision for loan losses	9,955	7,075

Provision for loan losses	—	(1,015)
Realized gains (losses) on investments	—	(300)
Net change in unrealized appreciation (depreciation) on investments	(6,234)	238

Income from operations before income taxes and cumulative effect of accounting change	3,721	5,998
Income tax expense	—	2,445

Income before cumulative effect of accounting change	3,721	3,553
Cumulative effect of accounting change, net of taxes of $1,223	—	1,777

Net increase in stockholders’ equity resulting from earnings / net income	$3,721	$5,330

Income per common share before cumulative effect of accounting change—basic and diluted	$0.14	$0.28
Earnings per common share—basic and diluted	$0.14	$0.42
Cash dividends declared	$0.41	—
Weighted average common shares outstanding	26,817	12,672
Weighted average common shares outstanding and dilutive common stock equivalents	26,904	12,691

See notes to consolidated financial statements (unaudited).

MCG Capital Corporation

Consolidated Statements of Stockholders’ Equity (unaudited)

(in thousands, except per share amounts)

	Common Stock
	Shares	Amount	Paid-in Capital	Stock- holder Loans	Unearned Compensation— Restricted stock	Earnings in excess of Distri- butions	Net Unrealized Depreciation on Investments	Total Stockholders’ Equity
Balance December 31, 2001	28,287	$283	$370,087	$(6,510)	$(13,077)	$12,792	$(11,202)	$352,373
Net (decrease) increase in stockholders’ equity resulting from earnings/net income (loss)						9,955	(6,234)	3,721
Dividends declared, $0.41 per share						(10,933)		(10,933)
Dividend reinvestment	3		54					54
Amortization of restricted stock awards					860			860
Reduction in employee loans	(3)		(44)	451	35			442

Balance March 31, 2002	28,287	$283	$370,097	$(6,059)	$(12,182)	$11,814	$(17,436)	$346,517

See notes to consolidated financial statements (unaudited).

MCG Capital Corporation

Consolidated Statements of Cash Flows (unaudited)

(in thousands)

	Post IPO as a Business Development Company Three Months Ended March 31, 2002	Pre IPO prior to becoming a Business Development Company Three Months Ended March 31, 2001
Operating activities
Net increase in stockholders’ equity resulting from earnings/net income	$3,721	$5,330
Adjustments to reconcile net income to net cash provided (used) by operating activities:
Provision for loan losses	—	1,015
Depreciation and amortization	86	124
Amortization of restricted stock awards	860	—
Amortization of deferred debt issuance costs	501	499
Realized losses (gains) on investments	—	300
Net change in unrealized depreciation (appreciation) on investments	6,234	(3,238)
Increase in interest receivable	(159)	(633)
Increase in accrued payment-in-kind interest	(3,224)	(2,431)
Increase in unearned income	179	341
Decrease in other assets	2,553	534
Increase (decrease) in interest payable	1,000	(172)
Decrease in other liabilities	(2,889)	(1,313)

Net cash provided by operating activities	8,862	356

Investing activities
Net increase in loans	(47,571)	(48,269)
Net increase in equity investments	(984)	(475)
Purchase of premises and equipment	(68)	(50)

Net cash used by investing activities	(48,623)	(48,794)

Financing activities
Net proceeds from borrowings	51,072	45,596
Payment of financing costs	(28)	—
Issuance of common stock, net of costs	54	—
Dividends paid	(24,327)	—
Repayment of loans granted to officers/shareholders	440	—

Net cash provided by financing activities	27,211	45,596

Decrease in cash and cash equivalents	(12,550)	(2,842)
Cash and cash equivalents at beginning of period	48,148	16,766

Cash and cash equivalents at end of period	$35,598	$13,924

Supplemental disclosures
Interest paid	$995	$7,203
Income taxes paid (received)	(2,117)	2,215

See notes to consolidated financial statements (unaudited).

MCG Capital Corporation

Consolidated Schedules of Investments (unaudited)

(dollars in thousands)

				March 31, 2002
Portfolio Company	Nature of Its Principal Business	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis (5)	Cost	Fair Value
The Adrenaline Group, Inc. (1)	Technology	Senior Debt	—	$750	$750

		Warrants to purchase Common Stock	4.6%	0	0

Alarm Management II LLC (1)	Security Alarms	Senior Debt	—	1,900	1,900

Amalfi Coast, L.L.C.	Broadcasting	Senior Debt	—	13,000	13,000

American Consolidated Media, Inc.	Newspaper	Senior Debt	—	20,000	20,000

AMI Telecommunications Corporation (1)	Telecommunications	Senior Debt		10,336	10,336
		Common Stock	5.1%	200	0

		Preferred Stock	37.5%	1,100	1,100

Badoud Enterprises, Inc.(1)	Newspaper	Senior Debt	—	10,117	10,117

Barcom Inc., and U.S. Alarm Inc.	Security Alarms	Senior Debt	—	3,935	3,935

Biznessonline.com, Inc. (1)	Telecommunications	Senior Debt		13,961	13,961

		Common Stock	7.0%	18	21

		Preferred Stock	100.0%	2,864	100

		Warrants to purchase Common Stock	48.3%	253	182

Boucher Communications, Inc. (1)	Publishing	Senior Debt	—	2,400	2,400
		Stock Appreciation Rights	—	0	281

Bridgecom Holdings, Inc. (1)	Telecommunications	Senior Debt	—	21,112	21,112

		Warrants to purchase Common Stock	12.7%	0	7

Brookings Newspapers, L.L.C. (1)	Newspaper	Senior Debt	—	3,400	3,400

BuyMedia Inc. (4)	Other	Warrants to purchase Common Stock	1.5%	0	0

Cambridge Information Group, Inc. (1)	Information Services	Senior Debt	—	16,484	16,484

See notes to consolidated financial statements (unaudited).

MCG Capital Corporation

Consolidated Schedules of Investments (unaudited)

(dollars in thousands)

				March 31, 2002
Portfolio Company	Nature of Its Principal Business	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis (5)	Cost	Fair Value

CCG Consulting, LLC	Consulting	Senior Debt	—	$1,295	$1,295

		Warrants to purchase membership interest in LLC	21.8%	0	276

		Option to purchase additional equity	5.6%	0	0

Community Media Group, Inc. (1)	Newspaper	Senior Debt	—	13,505	13,505

Connective Corp. (4)	Publishing	Common Stock	1.2%	57	2

Corporate Legal Times L.L.C.	Publishing	Senior Debt	—	4,876	4,876

		Warrants to purchase membership interest in LLC	20.0%	153	87

Costa De Oro Television, Inc.	Broadcasting	Senior Debt	—	5,013	5,013

Country Media, Inc.	Newspaper	Senior Debt	—	7,835	7,835

		Common Stock	6.3%	100	230

Creatas, L.L.C. (1)	Information Services	Senior Debt	—	13,771	13,771
		LLC Interest	20.0%	100	465

Creative Loafing, Inc.(1)	Newspaper	Senior Debt	—	16,930	16,930

Crescent Publishing Company LLC	Newspaper	Senior Debt	—	13,820	13,820

Dowden Health Media, Inc.	Publishing	Senior Debt	—	1,400	1,400

Edgell Communications, Inc. (1)	Publishing	Senior Debt	—	470	470

Eli Research, Inc.	Information Services	Senior Debt	—	9,700	9,700
		Warrants to purchase Common Stock	3.0%	0	0

See notes to consolidated financial statements (unaudited).

MCG Capital Corporation

Consolidated Schedules of Investments (unaudited)

(dollars in thousands)

				March 31, 2002
Portfolio Company	Nature of Its Principal Business	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis (5)	Cost	Fair Value

The e-Media Club, LLC	Media Investment Group	LLC Interest	0.8%	$90	$90

Executive Enterprise Institute, LLC (1)	Business Conferences	LLC Interest	15.0%	301	167

Fawcette Technical Publications Holdings (1)	Publishing	Senior Debt	—	16,155	16,155
		Warrants to purchase Common Stock	22.9%	519	446

Financial Technologies Holdings, Inc. (1)	Technology	Senior Debt	—	20,500	20,500
		Warrants to purchase Common Stock	4.2%	0	0

Halcyon Business Publications, Inc.	Publishing	Senior Debt	—	183	183

I-55 Internet Services, Inc.	Telecommunications	Senior Debt	—	3,518	3,518

		Warrants to purchase Common Stock	7.5%	0	0

IDS Telecom LLC	Telecommunications	Senior Debt	—	17,451	17,451

		Warrants to purchase membership interest in LLC	11.0%	375	740

Images.com, Inc.	Information Services	Senior Debt	—	2,775	2,775

Information Today Incorporated	Information Services	Senior Debt	—	7,500	7,500

See notes to consolidated financial statements (unaudited).

MCG Capital Corporation

Consolidated Schedules of Investments (unaudited)

(dollars in thousands)
				March 31, 2002
Portfolio Company	Nature of Its Principal Business	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis (5)	Cost	Fair Value

Intellisec Holdings, Inc. (1)(4)	Security Alarms	Senior Debt	—	$14,381	$11,981

		Warrants to purchase Common Stock	5.2%	0	0

JMP Media, L.L.C.	Broadcasting	Senior Debt	—	15,911	15,911

Jeffrey A. Stern(4)	Publishing	Senior Debt	—	93	93

Joseph C. Millstone	Telecommunications	Senior Debt	—	500	500

The Joseph F. Biddle Publishing Company (1)	Newspaper	Senior Debt	—	13,157	13,157

Kings III of America, Inc., North America	Security Alarm	Senior Debt	—	4,998	4,998

The Korea Times Los Angeles, Inc.	Newspaper	Senior Debt	—	11,818	11,818

Manhattan Telecommunications Corporation	Telecommunications	Senior Debt	—	23,390	23,390
		Warrants to purchase Common Stock	17.5%	754	1,513

McGinnis-Johnson Consulting, LLC	Newspaper	Subordinated Debt	—	7,921	7,921

Media Central LLC/Primedia	Publishing	Senior Debt	—	10,000	10,000

Midwest Towers Partners, LLC (1)	Telecommunications Towers	Senior Debt	—	16,463	16,463

Miles Media Group, Inc. (1)	Publishing	Senior Debt	—	7,850	7,850

		Warrants to purchase Common Stock	14.6%	20	322

Minnesota Publishers, Inc.(1)	Newspaper	Senior Debt	—	14,250	14,250

Murphy McGinnis Media, Inc. (1)	Newspaper	Senior Debt	—	14,000	14,000

See notes to consolidated financial statements (unaudited).

MCG Capital Corporation

Consolidated Schedules of Investments (unaudited)

(dollars in thousands)
				March 31, 2002
Portfolio Company	Nature of Its Principal Business	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis (5)	Cost	Fair Value

NBG Radio Networks, Inc. (1)	Broadcasting	Senior Debt	—	$6,348	$6,348

		Warrants to purchase Common Stock	25.2%	0	0

Netplexus Corporation	Technology	Senior Debt	—	3,456	2,456

		Preferred Stock	51.0%	766	0

		Warrants to purchase Common Stock	8.3%	0	0

New Century Companies, Inc. (4)	Other	Common Stock	2.9%	157	245

		Preferred Stock	11.9%	0	35

		Warrants to purchase Common Stock	0.6%	0	23

nii communications, Inc. (1)	Telecommunications	Senior Debt	—	6,276	6,276

		Common Stock	3.1%	400	92

		Warrants to purchase Common Stock	35.4%	747	525

New Northwest Broadcasters, Inc. (1)	Broadcasting	Senior Debt	—	10,883	10,883

Newsletter Holdings, LLC (1)	Publishing	Senior Debt	—	1,200	1,200

NOW Communications, Inc. (1)	Telecommunications	Senior Debt	—	4,442	4,442

		Warrants to purchase Common Stock	10.0%	0	0

Pacific-Sierra Publishing, Inc.	Newspaper	Senior Debt	—	24,215	24,215

Pfingsten Publishing, LLC (1)	Publishing	Senior Debt	—	10,300	10,300

Powercom Corporation (1)	Telecommunications	Senior Debt	—	3,920	3,920

		Warrants to purchase Common Stock	9.6%	139	51

See notes to consolidated financial statements (unaudited).

MCG Capital Corporation

Consolidated Schedules of Investments (unaudited)

(dollars in thousands)

				March 31, 2002
Portfolio Company	Nature of Its Principal Business	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis (5)	Cost	Fair Value

R.R. Bowker LLC	Information Services	Senior Debt	—	$15,000	$15,000

		Warrants to purchase Common Stock	14.0%	882	617

Rising Tide Holdings LLC (1)	Publishing	Senior Debt	—	3,085	1,585

		Warrants to purchase membership interest in LLC	6.5%	0	0

Robert N. Snyder	Information Services	Senior Debt	—	1,300	1,300

Sabot Publishing, Inc. (1)	Publishing	Senior Debt	—	9,800	9,800

Stonebridge Press, Inc. (1)	Newspaper	Senior Debt	—	5,299	5,299

Sunshine Media Corp. (1)	Publishing	Senior Debt	—	12,947	12,947

		LLC Interest Class A	12.8%	500	540

		Warrants to purchase membership interest in LLC Class B	100.0%	0	0

Talk America Holdings, Inc. (1)	Telecommunications	Senior Debt	—	17,500	17,500

		Common Stock	1.7%	1,150	592

		Warrants to purchase Common Stock	0.7%	25	0

TGI Group, LLC	Information Services	Senior Debt	—	7,590	7,590

		Warrants to purchase membership interest in LLC	5.0%	126	23

THE Journal, LLC	Publishing	Senior Debt	—	3,229	2,133

See notes to consolidated financial statements (unaudited).

MCG Capital Corporation

Consolidated Schedules of Investments (unaudited)

(dollars in thousands)

				March 31, 2002
Portfolio Company	Nature of Its Principal Business	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis (5)	Cost	Fair Value
Tower Resource	Telecommunications	Senior Debt	—	$1,593	$1,593
Management, Inc. (1)	Towers
		Warrants to purchase Common Stock	7.1%	0	0

21st Century Newspapers, Inc.	Newspaper	Subordinated Debt	—	20,000	20,000

		Warrants to purchase Common Stock	1.1%	452	452

Unifocus, Inc. (1)	Information Services	Senior Debt	—	3,150	3,150
		Warrants to purchase Equity	15.0%	139	351

UMAC, Inc. (3)(4)	Publishing	Common Stock	100.0%	8,745	5,245

ValuePage Holdings, Inc. (1)	Telecommunications	Senior Debt	—	13,105	8,472

VS&A-PBI Holding LLC (1)	Publishing	Senior Debt	—	12,375	12,375

		LLC Interest	0.8%	500	0

WirelessLines, Inc. (1)	Telecommunications	Senior Debt	—	6,150	6,150

		Warrants to purchase Common Stock	5.0%	0	0

Witter Publishing Corporation	Publishing	Senior Debt	—	2,725	2,725

		Warrants to purchase Common Stock	10.7%	87	92

Working Mother Media, Inc. (2)	Publishing	Senior Debt	—	7,218	7,218

		Preferred Stock	97.8%	4,499	4,499

		Common Stock	51.0%	1	1

Wyoming Newspapers, Inc. (1)	Newspaper	Senior Debt	—	12,475	12,475

				680,624	663,188
		Unearned income		(12,774)	(12,774)

		Total Investments		$667,850	$650,414

(Footnotes on next page)
See notes to consolidated Financial Statements (unaudited).

MCG Capital Corporation

Consolidated Schedules of Investments (unaudited)

(dollars in thousands)

(1)	Some of the securities listed are issued by affiliate(s) of the listed portfolio company.
(2)
In August 2001, we foreclosed on the assets of MacDonald Communication Corporation and transferred them to Working Mother Media, Inc. (formerly WMAC, Inc.), a majority owned subsidiary of MCG Finance I, LLC (formerly MCG Finance Corporation).

(3)	In September 2001, we foreclosed on the assets of Upside Media, Inc. and transferred them to UMAC, Inc., a wholly owned subsidiary of MCG Finance I, LLC (formerly MCG Finance Corporation).
(4)	Non-income producing.
(5)
The “percentage of class held on a fully diluted basis” represents the percentage of the class of security we may own assuming we exercise our warrants or options (whether or not they are in-the-money) and assuming that warrants, options or convertible securities held by others are not converted. We have not included any security which is subject to significant vesting contingencies. Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted. The percentage was calculated based on outstanding share information as of March 31, 2002 (i) in the case of private companies, provided by that company, and (ii) in the case of public companies, provided by that company’s most recent public filings with the Commission.

See notes to consolidated financial statements (unaudited).

MCG Capital Corporation

Notes to Consolidated Financial Statements (unaudited)

(in thousands, except per share data)

Note 1.    Unaudited Interim Consolidated Financial Statements Basis of Presentation

Interim consolidated financial statements of MCG Capital Corporation (“MCG” or the “Company” or “we” or “us” or “our”) are prepared in accordance with generally accepted accounting principles (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual consolidated financial statements prepared in accordance with GAAP are omitted. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods, have been included. The current period’s results of operations are not necessarily indicative of results that ultimately may be achieved for the year. The interim unaudited consolidated financial statements and notes thereto should be read in conjunction with the audited consolidated financial statements and notes thereto included elsewhere in this prospectus.

The accompanying financial statements reflect the consolidated accounts of MCG, including our special purpose financing subsidiaries MCG Finance I, LLC, MCG Finance II, LLC, and MCG Finance III, LLC, with all significant intercompany balances eliminated and the related consolidated results of operations. In accordance with Article 6 of Regulation S-X under the Securities Act of 1933 and Securities Exchange Act of 1934, the Company does not consolidate portfolio company investments in which the Company has a controlling interest.

Conversion to Business Development Company

The operating results for the three months ended March 31, 2002 reflect the Company’s results as a business development company under the Investment Company Act of 1940, as amended, whereas the operating results for the three months ended March 31, 2001 reflect the Company’s results prior to operating as a business development company under the Investment Company Act of 1940, as amended. Accounting principles used in the preparation of the consolidated financial statements for these two periods are different and, therefore, the results of operations are not directly comparable. The primary differences in accounting principles relate to the carrying value of investments and accounting for income taxes—see corresponding sections in the notes to our audited consolidated financial statements included elsewhere in this prospectus.

Note 2.    Description of Business

MCG is a solutions-focused financial services company that provides financing and advisory services to companies throughout the United States in the communications, information services, media and technology industry sectors. Prior to its name change effective June 14, 2001, the Company’s legal name was MCG Credit Corporation. On December 4, 2001, MCG completed an initial public offering (“IPO”) of 13,375,000 shares of common stock and a concurrent private offering of 625,000 shares of common stock. Upon completion of the offerings, the Company became a non-diversified internally managed, closed-end investment company that elected to be treated as a business development company under the Investment Company Act of 1940, as amended. The Company will elect to be treated as a regulated investment company under Internal Revenue Service regulations effective January 1, 2002.

MCG Capital Corporation

Notes to Consolidated Financial Statements (unaudited)—(Continued)

(in thousands, except per share data)

Note 3.    Investments

As of March 31, 2002 and December 31, 2001, investments consisted of the following:

	March 31, 2002		December 31, 2001
	Cost	Value	Cost	Value
Commercial loans	$654,405	$643,776	$604,232	$596,002
Investments in equity securities	26,219	19,412	24,173	21,201
Unearned income	(12,774)	(12,774)	(12,134)	(12,134)

Total	$667,850	$650,414	$616,271	$605,069

The composition of MCG’s portfolio of publicly and non-publicly traded securities as of March 31, 2002 and December 31, 2001 at cost and fair value was as follows:

	March 31, 2002		December 31, 2001
Description	Investments at Cost	Percentage of Total Portfolio	Investments at Cost	Percentage of Total Portfolio
Senior Debt	$626,484	92.0%	$596,403	94.9%
Subordinated Debt	27,921	4.1	7,829	1.2
Equity	21,548	3.2	19,962	3.2
Warrants to Acquire Equity	4,671	0.7	4,211	0.7
Equity Appreciation Rights	0	0.0	0	0.0

	$680,624	100.0	$628,405	100.0%

	March 31, 2002		December 31, 2001
Description	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior Debt	$615,855	92.9%	$588,174	95.3%
Subordinated Debt	27,921	4.2	7,828	1.2
Equity	13,425	2.0	15,460	2.5
Warrants to Acquire Equity	5,706	0.9	5,444	0.9
Equity Appreciation Rights	281	0.0	297	0.1

	$663,188	100.0%	$617,203	100.0%

Set forth below are tables showing the composition of MCG’s portfolio by industry sector at cost and fair value at March 31, 2002 and December 31, 2001:

	March 31, 2002		December 31, 2001
Description	Investments at Cost	Percentage of Total Portfolio	Investments at Cost	Percentage of Total Portfolio
Media	$381,869	56.1%	$342,408	54.5%
Communications	193,013	28.4	186,690	29.7
Information Services	78,517	11.5	72,040	11.5
Technology	25,472	3.7	25,516	4.1
Other	1,753	0.3	1,751	0.2

	$680,624	100.0%	$628,405	100.0%

MCG Capital Corporation

Notes to Consolidated Financial Statements (unaudited)—(Continued)

(in thousands, except per share data)

	March 31, 2002		December 31, 2001
Description	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Media	$375,893	56.7%	$340,210	55.2%
Communications	182,823	27.5	178,588	28.9
Information Services	78,725	11.9	72,532	11.8
Technology	23,706	3.6	23,750	3.8
Other	2,041	0.3	2,123	0.3

	$663,188	100.0%	$617,203	100.0%

Note 4.    Borrowings

As of March 31, 2002, MCG, through MCG Master Trust, an affiliated business trust, had $54,563 in borrowings outstanding under a Revolving Credit Facility. The maximum outstandings under the Notes issued by the Revolving Credit Facility during the three months ended March 31, 2002 was $54,563, and the average outstanding balance was $24,168. The weighted average interest rate, excluding the amortization of deferred financing costs, for the three months ended March 31, 2002 was 4.5%, and the interest rate at March 31, 2002 was 3.5%.

As of March 31, 2002, we also had $22,900 of notes (the “Swingline Notes”) outstanding under a swingline credit facility, which is part of the Revolving Credit Facility, that allows us to borrow up to $25,000, as part of the $200,000 total facility limit, for a period of up to four days. The Swingline Notes are repaid through the issuance of Series 2000-1 Notes. The Swingline Notes bear interest based on the federal funds rate plus 1.0% and interest is payable monthly.

The maximum outstandings under the Swingline Notes during the three months ended March 31, 2002 was $22,900, and the average outstanding balance was $763. The weighted average interest rate for the three months ended March 31, 2002 was 2.8%, and the interest rate at March 31, 2002 was 2.8%.

On December 27, 2001, MCG Finance III, LLC (“MCG Finance III”) sponsored the creation of MCG Commercial Loan Trust (the “Trust”), which entered into a term funding securitization agreement by issuing Series 2001-1 Notes.

The Trust issued $229,860 of Class A Notes rated AAA/Aaa/AAA, and $35,363 Class B Notes rated A/A2/A (the “Series 2001-1 Class A Asset Backed Bonds” and “Series 2001-1 Class B Asset Backed Bonds”) as rated by Standard & Poors, Moody’s and Fitch, respectively. The Series 2001-1 Class A Asset Backed Bonds bear interest of LIBOR plus 0.60% and Series 2001-1 Class B Asset Backed Bonds bear interest of LIBOR plus 1.75%, and interest on both is payable quarterly.

The maximum outstandings under the Notes issued by the Trust during the three months ended March 31, 2002 was $265,223 and the average outstanding balance was $262,263. The weighted average interest rate, excluding fee amortization, for the three months ended March 31, 2002 was 2.6%, and the interest rate at March 31, 2002 was 2.6%.

MCG Capital Corporation

Notes to Consolidated Financial Statements (unaudited)—(Continued)

(in thousands, except per share data)

Outstandings under the Revolving Credit Facility, the Trust Notes and the swingline credit facility as of March 31, 2002 and December 31, 2001 by interest rate benchmark were as follows:

	March 31, 2002	December 31, 2001
90-day LIBOR	$261,417	$265,223
CP Rate	54,563	22,585
Fed Funds Rate	22,900	0

	$338,880	$287,808

Subject to certain minimum equity restrictions and other covenants, total unused available commitments from the borrowing facilities totaled $122,537 and $177,415 at March 31, 2002 and December 31, 2001, respectively.

Note 5.    Earnings Per Share

The following table sets forth the computation of basic and diluted earnings per common share for the three months ended March 31, 2002 and 2001:

(in thousands, except per share amounts)	Three Months Ended March 31, 2002	Three Months Ended March 31, 2001
Basic
Net increase in stockholders’ equity resulting from earnings/net income	$3,721	$5,330
Weighted average common shares outstanding	26,817	12,672
Basic earnings per common share	$0.14	$0.42
Diluted
Net increase in stockholders’ equity resulting from earnings/net income	$3,721	$5,330
Weighted average common shares outstanding	26,817	12,672
Dilutive effect of stock options and restricted stock on which forfeiture provisions have not lapsed	87	19
Weighted average common shares and common stock equivalents	26,904	12,691
Diluted earnings per common share	$0.14	$0.42

MCG Capital Corporation

Notes to Consolidated Financial Statements (unaudited)—(Continued)

(in thousands, except share and per share amounts)

Note 6.    Financial Highlights

Following is a schedule of financial highlights for the quarter ended March 31, 2002:

(Dollars in thousands, except per share data)
Per Share Data (a):
Net asset value at beginning of period	$12.46

Net operating income	.35
Increase in unrealized depreciation on investments	(.22)

Net increase in stockholders' equity resulting from earnings	.13

Distributions of net investment income	(.41)
Antidilutive effect of distributions recorded as compensation expense	.02

Net decrease in stockholders’ equity resulting from distributions	(.39)

Net increase in shareholders’ equity from restricted stock amortization	.03
Net increase in shareholders’ equity resulting from reduction in employee loans	.02

Net asset value at end of period	$12.25

Per share market value at end of period	$19.49
Total return (b)	14.33%
Shares outstanding at end of period	28,287

Ratio/Supplemental Data:
Net assets at end of period	$346,517
Ratio of operating expenses to average net assets	1.99%
Ratio of net operating income to average net assets	2.78%

(a)    Basic and diluted per share data
(b)    Total return equals the increase of the ending market value over the December 31, 2001 price of $17.80 per share plus dividends paid ($0.86 per share), divided by the beginning price. Total return is not annualized.

Note 7.    New Accounting Pronouncement

In July 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" ("FAS 142"), which requires goodwill and intangible assets with indefinite useful lives to no longer be amortized but to be tested for impairment at least annually. Intangible assets that have finite lives will continue to be amortized over their estimated useful lives. The amortization and non-amortization provisions of FAS 142 will be applied to all goodwill and intangible assets acquired after June 30, 2001. Effective January 1, 2002, the Company adopted the provisions of FAS 142 and ceased amortization of goodwill and intangible assets with indefinite lives. The adoption of FAS 142 did not have a material impact on the Company's financial position or results of operations. In accordance with FAS 142, the Company has tested its intangible assets with indefinite lives, $3,850 at January 1, 2002, for impairment as of the date of adoption and determined that there was no impairment.

3,000,000 Shares

MCG Capital Corporation

Common Stock

FRIEDMAN BILLINGS RAMSEY

U.S. BANCORP PIPER JAFFRAY